UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMN Healthcare
EMPOWERING THE FUTURE OF CARE

AMN Healthcare
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2026 Notice of Annual Meeting & Proxy Statement

AMN Healthcare®

Our Vision

To be healthcare's preferred total talent workforce partner, providing the people and technology platform to help build a sustainable and adaptable workforce across all models, connecting more clinicians to care.

A Corporate Culture Focused on Core Values

CUSTOMER FOCUS

We put people first, whether the customer is internal or external. We strive to go above and beyond in what we bring to every professional relationship, not just meeting, but exceeding, expectations at every turn.

RESPECT

We value everyone's unique contribution, and as such, we treat everyone with the highest level of personal and professional courtesy, consideration, and care.

TRUST

Our relationships are honest, authentic, and open. We pride ourselves on the fact that we keep our commitments.

2026 Notice of Annual Meeting & Proxy Statement | 1

Our Mission

To empower the future of care by serving as the trusted, innovative workforce partner to healthcare organizations and professionals nationwide.

CONTINUOUS IMPROVEMENT

We know that even our best efforts and our most robust solutions can always be better. We never settle for 'good enough' and constantly seek opportunities and proactively embrace changes to improve.

PASSION

We love what we do – and it shows. Passion makes the difference between just doing something – and doing it well. It's the fire that drives our purpose and our daily lives.

INNOVATION

Innovation is a mindset. We work to stay future focused and committed to bringing new ideas to life that generate differentiated value for everyone.

2 | AMN Healthcare

A letter from the *Board Chair* and the *President and Chief Executive Officer*

Mark G. Foletta
Chair of the Board

Dear AMN Healthcare Shareholders,

Over the past year, AMN Healthcare made measurable progress in market share, operational efficiency, and technology investment while our teams simultaneously responded quickly to changing market and healthcare policy conditions, and client needs.

Cary Grace
President and Chief Executive Officer

2026 Notice of Annual Meeting & Proxy Statement | 3

Progress and Performance
After taking a pause in the second quarter as healthcare organizations absorbed proposed policy changes, the healthcare labor market in the second half of 2025 was shaped by stabilization, with client demand showing modest but steady recovery across key segments. This environment started to create new opportunities for AMN, particularly as clients sought strategic partners to improve fill rates, enhance efficiency, and support flexible workforce models.
AMN grew market share in travel nurse and allied staffing in 2025 after having stabilized share in 2024. Our client satisfaction score reached 92%, Net Promoter Score rose 28 points, and team member engagement climbed to 78%. These results demonstrate our commitment to improving service, strengthening relationships, and supporting our people.
AMN generated $2.7 billion in revenue, $234 million in adjusted EBITDA, and $269 million in free cash flow. Net debt was reduced by $285 million, and leverage remained at a comfortable level. Our capital allocation priorities remain focused on strengthening the balance sheet, funding growth, and delivering long-term shareholder returns.
Looking into 2026, AMN is well-positioned in a ~$40 billion market, serving over 2,300 healthcare systems across multiple care sites and leading the industry with innovative solutions as customer needs evolve. Our performance will be fueled by continued demand for our diversified solutions, ongoing technology investments, and disciplined cost management.
Strategic Blueprint
Our mission is to help healthcare organizations deliver better care. In a landscape shaped by cost pressures, workforce shortages, policy changes, and rapid technology adoption, AMN offers innovative solutions that help clients deliver high-quality, cost-effective care. We help clients chart a highly responsive talent blueprint, using an efficient balance of technology and people to connect them with the right talent as their needs evolve. AMN is uniquely positioned as the bridge between the total talent needs of healthcare clients and a broad network of healthcare professionals.
Our Board of Directors provides active oversight of AMN’s long-term strategy, promoting disciplined execution, balanced investment, and alignment with the evolving needs of the healthcare industry. Working closely with management, the Board evaluates our progress, monitors emerging risks and opportunities, and helps prioritize the initiatives that strengthen AMN’s position as a trusted workforce partner.
Our strategy is built on five pillars:
1.
Compelling Differentiation for Clients: Advancing solutions that improve workforce flexibility, optimize labor spend, and help health systems build sustainable, high-quality staffing models.

2.
Expanded Scope & Tech-Enabled Workforce Solutions: Accelerating growth through deeper integration of our WorkWise technology solutions, expanding an ecosystem that simplifies operations and delivers data-driven workforce insights across care settings.

3.
Broader Clinician Supply & Engagement: Enhancing clinician attraction and retention by improving engagement, expanding digital tools, and creating a seamless, rewarding experience that powers career development across specialties and settings.

4.
Next-Generation Operations at Scale: Modernizing core operations using automation, analytics, and process redesign to increase speed-to-fill, strengthen fulfillment precision, and scale more efficiently across business lines.

5.
Future-Ready Talent: Building an agile, values-driven workforce by developing critical capabilities, deepening accountability, and equipping teams to lead through ongoing industry transformation and technology adoption.

Each pillar is supported by specific metrics to track progress and guide our investments. We manage our efforts rigorously, making dynamic adjustments to ensure we meet our goals.
Unlocking Growth
Clients remain focused on cost containment, reimbursement rates are pressured, and policy uncertainty persists. Despite and also because of these ongoing challenges, we expect improved business trends across our solutions in 2026, reflecting ongoing traction in our work to serve more clients across more of our solutions and with stronger fulfillment.
We continue to balance investment in innovation, technology and talent with disciplined cost management, and opportunistic strategic acquisitions, to deliver long-term growth and sustainable shareholder returns.
Tech-Enabled Workforce Solutions
We continue to advance a technology foundation that enhances service delivery, strengthens client partnerships, and improves the clinician experience across the AMN ecosystem. Our investments focus on integrating platforms,

4 | AMN Healthcare

modernizing workflows, and leveraging data to drive speed, accuracy, and efficiency.
▪
WorkWise: is evolving into a more unified, insight-driven platform that helps clients manage their total workforce with improved forecasting, labor mix optimization, and data integrations that increase operational transparency.

▪
ShiftWise Flex: our leading vendor management system that has strengthened fulfillment performance, supported by automated order distribution, enhanced supplier engagement, and continued improvements in order fill rates.

▪
AMN Passport: remains a central component of our clinician strategy, offering personalized job recommendations, streamlined credentialing steps, self-service capabilities, and timely notifications that support faster engagement and placement. Passport was the recipient of several technology awards for innovation in 2025.

▪
Artificial intelligence (AI): is driving AMN’s leadership in healthcare workforce solutions through ongoing investment in features like predictive analytics, automated scheduling, and labor market modeling.

Together, these platforms demonstrate how our technology investments are improving speed to fill, elevating client reporting and analytics, and enabling more efficient operations across AMN. We doubled our vendor-neutral fill rates in Nurse & Allied in 2025, sped up placements, and streamlined processes, allowing our teams to focus on high-value tasks. With more than 340,000 clinicians now on Passport and a 4.7 App Store rating, we are building a connected, data-driven clinician community.
Foundation for the Future
In 2025, we celebrated our first 40 years as a purpose-driven organization, committed to being the premier partner for clients and clinicians. As we move into 2026, we remain focused on understanding our clients’ evolving needs, supporting clinicians at every stage of their careers, and innovating to improve outcomes and experience.
On behalf of the Board of Directors and the entire AMN team, we thank you for your continued trust and invite you to review this proxy statement and to attend our Annual Meeting of Shareholders, which will be conducted virtually on May 1, 2026, at 8:30 a.m. Central Time. We cordially invite you to join us and have included instructions for participating in our Annual Meeting under the General Information section of this proxy statement.
Sincerely,
Mark G. Foletta, Chair of the Board
Cary Grace, President & Chief Executive Officer

2026 Notice of Annual Meeting & Proxy Statement | 5
50	Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
Compensation Committee Report	51
Compensation Discussion and Analysis	53
Executive Summary	53
Our Executive Compensation Program Philosophy and Objectives	55
Principal Components of our Compensation Program	61
Our Compensation Determination Process	64
Our 2025 Compensation Program and Results	66
Additional Compensation Practices	71
Our 2026 Executive Compensation Program	74
Executive Compensation Disclosure	75
Summary Compensation Table	75
Grants of Plan-Based Awards	77
Outstanding Equity Awards at Fiscal Year End	79
Option Exercises and Stock Vested	81
Nonqualified Deferred Compensation	81
Termination of Employment and Change in Control Arrangements	82
CEO Pay Ratio	85
Pay Versus Performance	85
Audit Committee Matters	90
90	Proposal 3: Ratification of the Appointment of Our Independent Registered Public Accounting Firm
Selection and Engagement of KPMG as Our Independent Registered Public Accounting Firm	90
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees	91
Report of the Audit Committee	91
93	Proposal 4: Approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan
101	Proposal 5: Shareholder Proposal
Security Ownership and Other Matters	104
General Information	107
Exhibit A to Proxy Statement – Non-GAAP Reconciliation for Consolidated Adjusted EBITDA and Consolidated Pre-Bonus Adjusted EBITDA for Purposes of 2025 Bonus Achievement	111
Exhibit B-1 to Proxy Statement – Amendment No. 1 to the AMN Healthcare 2025 Equity Plan	113
Exhibit B-2 to Proxy Statement – AMN Healthcare 2025 Equity Plan	114

6 | AMN Healthcare
Notice of Annual
Meeting of Shareholders
WHEN? Friday, May 1, 2026 8:30 a.m. Central Time
WHERE? Virtually via the internet at www.virtualshareholdermeeting.com/ AMN2026
RECORD DATE? March 3, 2026
Voting Matters
1	To elect nine directors to the Board of Directors (page 14)	VOTE FOR
2	To approve, by non-binding advisory vote, the compensation paid to named executive officers (page 50)	VOTE FOR
3	To ratify the appointment of KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2026 (page 90)	VOTE FOR
4	To approve Amendment No. 1 to the AMN Healthcare 2025 Equity Plan (page 93)	VOTE FOR
5	Shareholder Proposal (page 101)	VOTE AGAINST
We will also take action upon any other business as may properly come before the 2026 Annual Meeting and any adjournments or postponements of that meeting.
Your vote is important. Please note that if your shares are held by a bank, broker, or other recordholder and you wish to vote them at the 2026 Annual Meeting, you must obtain a legal proxy from that recordholder.
We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to make proxy materials available electronically, as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access our proxy materials and vote. It also reduces the costs associated with printing and distributing our proxy materials. On or about March 18, 2026, we will commence mailing by sending a Notice of Internet Availability of Proxy Materials to our shareholders with instructions on how to access our proxy statement and 2025 Annual Report, including the financial statements set forth in our annual report on Form 10-K, online and how to cast your vote. The Notice also contains instructions on how to receive a paper copy of the proxy statement and 2025 Annual Report.
By Order of the Board of Directors,
Whitney M. Laughlin
Chief Legal Officer and Corporate Secretary
March 18, 2026

How to Vote Your Shares
ONLINE Please follow the internet voting instructions sent to you and visit www.proxyvote.com, any time up until 11:59 p.m. (Eastern Time) on April 30, 2026.
CALL Please follow the telephone voting instructions sent to you and call 1 (800) 690-6903, any time up until 11:59 p.m. (Eastern Time) on April 30, 2026.

MAIL
If you received printed materials, please mark, date and sign your proxy card per the instructions and return it by mail in the pre-addressed envelope provided. The proxy card must be received prior to the 2026 Annual Meeting to be counted.

DURING THE MEETING
You can also cast your vote at the 2026 Annual Meeting. Even if you plan to attend, we encourage you to vote in advance by internet, telephone or mail so your vote will be counted if for some reason you are unable to attend.

2026 Notice of Annual Meeting & Proxy Statement | 7
Proxy Statement Summary
Who We Are
AMN Healthcare is the leader and innovator in total talent solutions for healthcare, bringing together the people, processes and technology to deliver better care. Through a steadfast partnership approach, we solve the most pressing workforce challenges to enable better clinical outcomes and access to care. In 2025, our healthcare professionals reached patients at more than 2,300 healthcare systems, including 93 percent of the top healthcare systems nationwide. We provide a comprehensive network of quality healthcare professionals and deliver a fully integrated and customizable suite of workforce technologies. For more information, visit www.amnhealthcare.com.
Total Talent Solutions
Nurse & Allied Solutions
Workforce Staffing ▪ Travel Nursing ▪ Local Staffing ▪ International Nurse ▪ Labor Disruption ▪ Allied Healthcare ▪ School Staffing ▪ Revenue Cycle Solutions
Physician & Leadership Solutions
Workforce Staffing ▪ Locum Tenens ▪ Interim Leadership Leadership Search ▪ Executive Search ▪ Clinical Leadership Physician Search ▪ Physicians and Advanced Practice Search
Technology & Workforce Solutions
Talent Management ▪ Vendor Management Systems ▪ Recruitment Solutions ▪ Float Pool Management ▪ Analytics & Assessment Virtual Care ▪ Language Services

8 | AMN Healthcare
Solving Healthcare Workforce Problems

Investing in Innovation
AMN Has the Industry’s Freshest Tech Stack	We adopted innovative technology to speed business processes, integrate our vast data resources to power knowledge-rich solutions, and provide the data security that our stakeholders deserve

Industry Leading VMS Solution

2026 Notice of Annual Meeting & Proxy Statement | 9
Top-Rated Healthcare Staffing App 48k monthly active users and more than 340k registered users by the end of 2025 Added Locums capabilities One of Modern Healthcare’s 2025 Tech Innovators Award
Maintaining Financial Discipline
Despite a challenging environment, cash flow from operations remained strong at $269 million in 2025. The Company also completed a debt refinancing transaction that strengthened our financial position, giving us more operational flexibility, and improving our corporate credit rating.

Our Accolades

10 | AMN Healthcare
Proxy Voting Roadmap
The summary below highlights certain information that may be found elsewhere in this proxy statement. We encourage you to read the entire proxy statement before casting your vote. Our proxy statement and related materials are first being made available to our shareholders on or about March 18, 2026.
PROPOSAL 1
Election of Our Directors
Directors at a Glance

JORGE A. CABALLERO
Age: 69
Director Since: 2021
Other Public Company Boards: 0
Board Committees: A, G

REAR ADMIRAL DR. SYLVIA-TRENT ADAMS, PHD, RN, FAAN
Age: 60
Director Since: 2020
Other Public Company Boards: 0
Board Committees: C, G

MARK G. FOLETTA
(Board Chair)
Age: 65
Director Since: 2012
Other Public Company Boards: 2

ERIC PALMER
Age: 49
Other Public Company Boards: 1

89%
independent

TERI G. FONTENOT
Age: 72
Director Since: 2019
Other Public Company Boards: 2
Board Committees: A

DAPHNE E. JONES
Age: 68
Director Since: 2018
Other Public Company Boards: 0
Board Committees: A, G

CARY GRACE
(President and Chief Executive Officer)
Age: 57
Director Since: 2022
Other Public Company Boards: 0

CELIA P. HUBER
Age: 54
Director Since: 2025
Other Public Company Boards: 0
Board Committees: C, G

JAMES H. HINTON
Age: 67
Director Since: 2024
Other Public Company Boards: 1
Board Committees: A, C

A Audit Committee	**G** Corporate Governance and Compliance Committee
C Talent and Compensation Committee	■ Chair

The Board of Directors recommends a vote “FOR” the election of each of the director nominees.	See page 14

2026 Notice of Annual Meeting & Proxy Statement | 11
PROPOSAL 2
Advisory Vote to Approve Named Executive Officer Compensation
Our executive compensation program adopts a pay-for-performance philosophy structured to balance near-term results with the Company’s long-term success that enables us to attract, retain and appropriately reward our executive team for delivering shareholder value. The Executive Compensation portion of this proxy statement contains a detailed description of our compensation philosophy and programs, the compensation decisions made under those programs with regard to our named executive officers (“NEOs”) for 2025, and the factors considered by the Talent and Compensation Committee in making those decisions. The Board of Directors recommends shareholder approval of the compensation paid to our NEOs as disclosed in this proxy statement.
2025 CEO Target Compensation Mix

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”).	See page 51

12 | AMN Healthcare
PROPOSAL 3
Ratification of the Appointment of Our Independent Registered Public Accounting Firm
In March 2026, the Audit Committee appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. KPMG has been retained as the Company’s independent registered public accounting firm continuously since 2001. The Audit Committee is directly involved in the annual review and engagement of KPMG to ensure continuing audit independence, and the Audit Committee and the Board believe that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. See “Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees” on page 91 and “Report of the Audit Committee of the Board of Directors” on page 91. Representatives of KPMG are expected to participate in the 2026 Annual Meeting of Shareholders (the “Annual Meeting”), where they will be available to respond to appropriate questions and, if they desire, to make a statement.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	See page 90

2026 Notice of Annual Meeting & Proxy Statement | 13
PROPOSAL 4
Approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan
On March 13, 2025, the Board adopted the AMN Healthcare 2025 Equity Plan (the “Equity Plan”), which was subsequently approved by the Company’s shareholders on May 2, 2025. The Equity Plan replaced the AMN Healthcare 2017 Equity Plan and any prior version thereof with respect to the grant of new awards from and after the effective date. In order to continue to provide qualified employees, officers, non-employee directors, and other service providers with stock-based incentives, on March 3, 2026, the Board approved, subject to shareholder approval, Amendment No. 1 to the AMN Healthcare 2025 Equity Plan (the “Proposed Amendment”). The Proposed Amendment provides the Company with an additional 1,420,000 shares of the Company’s common stock, $0.01 par value (“Common Stock”) that may be used for the grant of stock-based awards (in addition to shares that remain available for grant under the Equity Plan). The Board is submitting the Proposed Amendment to the shareholders for their approval at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan.	See page 93
PROPOSAL 5
Shareholder Proposal

The Board of Directors recommends a vote “AGAINST” this proposal.	See page 101

14 | AMN Healthcare
Corporate Governance
PROPOSAL 1
Election of Our Directors
Nine directors are to be elected at the Annual Meeting to hold office until our next annual meeting or until the director resigns, is removed or becomes disqualified.
The proxy will be voted in accordance with the directions stated on the card, or, if no directions are stated, for election of each of the nine nominees listed below. Upon the recommendation of the Board’s Corporate Governance and Compliance Committee (the “Governance and Compliance Committee”), the Board has nominated for election the nine directors listed below, all of whom are currently serving as directors on our Board except for Mr. Palmer, who has been nominated by the Board for election at the Annual Meeting. Mr. Palmer was first identified as a potential director candidate by one of our independent directors. The director nominees for election are willing to be duly elected and to serve. If any such nominee is not a candidate for election at the Annual Meeting, due to an event that the Board does not anticipate, the proxies may be voted for a substitute nominee(s), or the Board may reduce the size of the Board. The business experience, board service, qualifications and affiliations of our director nominees are set forth below. We believe we have a slate of director nominees, with extensive and diverse leadership experience, that are well-positioned to represent our shareholders and oversee the Company’s strategy, business operations and financial strength.
AMN Healthcare Board of Directors
Our Board represents a wide range of backgrounds, experiences and leadership skills that add value to the strategic objectives of the Company and enable our directors to provide effective oversight of management and accountability to our stakeholders. Our director nominees possess extensive experience as operational experts, executives of global enterprises, as well as government leaders that, together, embody the relevant skills and attributes necessary to advance our long-term vision. Below, we include the demographic information for each director nominee and describe the skills, attributes and experiences the director nominee brings to the Board that are important to our businesses and advancing our strategic objectives. The Board considered these key experiences, qualifications, skills and attributes and the nominees’ other relevant qualifications in determining to recommend that they be nominated for election.
Robust Corporate Governance Practices
Embedded in our Company culture are principles that reflect leading corporate governance best practices
Independent Board Chair

Annual director elections

Majority voting in uncontested elections

Director Resignation Policy

Board Aggregate Tenure Policy of less than ten (10) years

No “Poison Pill”

Annual Board and committee self-evaluations overseen by the Governance and Compliance Committee

Strong director and executive officer share ownership guidelines

Proxy access consistent with market practice

2026 Notice of Annual Meeting & Proxy Statement | 15
Director Nominee Snapshot
Skills and Experience

Skills, Competency or Attribute	Caballero	Foletta	Fontenot	Grace	Hinton	Jones	Huber	Trent-Adams	Palmer

Healthcare Industry		✓	✓	✓	✓	✓	✓	✓	✓
C-Suite Leadership		✓	✓	✓	✓	✓		✓	✓
Finance/Audit	✓	✓	✓	✓	✓				✓
Legal/Risk Management	✓	✓		✓	✓		✓		✓
Business Transformation/M&A	✓			✓	✓		✓		✓
Human Capital Management			✓	✓	✓			✓	✓
Government/Policy Advocacy			✓				✓	✓	
Digital/Technology				✓	✓	✓			
Other Public Company Board Experience		✓	✓	✓	✓	✓			✓
Tenure	4	13	6	3	1	7	1	5	0
Gender	M	M	F	F	M	F	F	F	M

The Board of Directors recommends a vote “FOR” the election of each of the director nominees.

16 | AMN Healthcare
Healthcare Industry

We generally seek directors who have knowledge of and experience in the healthcare industry, which is useful in understanding the needs, regulatory requirements and complexities of our clients and healthcare professionals.

C-Suite Leadership

We believe that directors who have served in senior executive positions (CEO, CFO, COO, CLO or substantially equivalent positions) are important because they have the experience and perspective to analyze, shape and oversee our strategy and offer guidance from their prior experience.

Finance/Audit
We are committed to strong financial discipline, effective allocation of capital and accurate disclosure practices. We believe that financial expertise on the Board is instrumental to our success.
Legal/Risk Management

We operate in a constantly changing and increasingly complex regulatory environment. Directors with regulatory compliance oversight and enterprise risk management experience play an important role in the Board’s ability to oversee our enterprise risk management program and legal and compliance risks.

Business Transformation/M&A

We believe that our ability to achieve our long-term growth objectives and financial goals will require a combination of operational optimization, organic growth and growth by acquisition. We believe that directors with experience in large-scale transformations, whether through M&A, operational overhaul, or digital modernization enable the Board to oversee key strategic shifts with disciplined governance, stakeholder alignment and value creation.

Human Capital Management

We have a large and diverse workforce that represents one of our key resources as well as one of our largest expenses. We believe experience in managing a large workforce or in the staffing/human capital management industry is important to ensure that we have sufficient talent, robust development and retention practices and allows directors to bring a practical understanding and effective oversight of our business.

Government/Policy Advocacy

We operate in a changing healthcare industry. State and federal government experience and an understanding of policy development enhance the Board’s ability to provide effective oversight of government policy and regulatory risk.

Digital/Technology

We believe experience with digital innovation and transformation is essential to accelerate our strategic growth initiatives, expand our product and service offerings and oversee cybersecurity, AI adoption and technology-related risks and opportunities.

Other Public Company Board Experience

We believe that directors who serve or have served on the boards of public companies provide a deep understanding of corporate governance standards, board accountability and oversight and best practices of public company boards and board committees.

2026 Notice of Annual Meeting & Proxy Statement | 17
Director Biographies
Set forth below is a brief description of the backgrounds and qualifications of each director. These, along with the skills and experience described earlier in this section, led the Board to conclude that the director should be nominated for election at the Annual Meeting.
Jorge A. Caballero AGE: 69 DIRECTOR SINCE: 2021 COMMITTEE: Audit Committee (Financial Expert); Corporate Governance and Compliance Committee (Chair)	SKILLS & QUALIFICATIONS:
Finance/Audit
Business Transformation/M&A
Legal/Risk Management

Mr. Caballero brings to the Board significant public company accounting and financial reporting expertise and a top-level perspective in organizational management. Mr. Caballero’s career has provided him with practical knowledge of executive management of complex, global businesses and extensive experience in a wide range of financial and accounting matters including management of global financial operations, financial oversight, risk management and the alignment of financial and strategic initiatives. Mr. Caballero also brings deep corporate governance experience through his work with public and private companies and in his board leadership positions at Deloitte and extensive experience in mergers and acquisitions, a critical component to the Company’s growth strategy. The Board has determined that Mr. Caballero qualifies as an audit committee financial expert and has appointed him to the Audit Committee. Mr. Caballero serves as the Chair of the Corporate Governance and Compliance Committee.

Qualification Highlights
▪
Finance/Audit: distinctive expertise in finance, tax and accounting from leadership roles in these fields for over three decades.

▪
Business Transformation/M&A: brings significant tax and finance background to strategic M&A and integration activities.

▪
Legal/Risk Management: strong financial and risk management acumen gained through his work with public and private companies.

Career Highlights
▪
Managing Partner of Deloitte’s Business Tax Services U.S.-India practice (2016 – 2019).

▪
New Jersey Tax Managing Partner of Deloitte (2003 – 2011).

▪
Assistant Vice President of Tax of Beneficial Corporation, a consumer finance company that was acquired by Household International, Inc. in 1998 (1983 – 1986).

Board Experience
▪
Deloitte Tax LLP, a global professional services firm and one of the Big Four accounting firms, where he was the Chief Diversity Officer (2009 – 2016).

▪
United Way of Essex and West Hudson in New Jersey, a non-profit organization where he served as the Chair of the Board of Directors and Finance Committee Chair (2003 – 2019).

▪
The College of New Jersey, where he served as the Chair of the Board of Trustees, Finance Committee Chair, and Audit and Risk Management Committee Chair (2007 – 2019).

▪
Jersey Battered Women’s Service, a private, non-profit agency, where he served as the Chair of the Finance, Human Resources, and Infrastructure Committees (1993 – 2001).

18 | AMN Healthcare
Mark G. Foletta AGE: 65 DIRECTOR SINCE: 2012 BOARD CHAIR	SKILLS & QUALIFICATIONS:
Finance/Audit
Healthcare Industry
C-Suite Leadership
Legal/Risk Management
Other Public Company Board Experience

Mr. Foletta brings to the Board considerable audit, financial, healthcare and enterprise risk management experience as both an executive officer and director of healthcare companies and has significant experience serving the Company under different operating environments, management teams, and market cycles strengthening the Board’s perspective and capabilities. Mr. Foletta’s prior experience as a public company CFO provides the Board with extensive public company accounting and financial reporting expertise to guide the Company’s commitment to strong financial discipline, effective allocation of capital and accurate disclosure practices. Mr. Foletta assisted with developing and launching the initial enterprise risk management assessment at Amylin Pharmaceuticals and guided the launch of the initial risk management assessment at both Regulus and DexCom.

Qualification Highlights
▪
Finance/Audit: expertise in finance and accounting as chief financial officer at several publicly traded companies.

▪
Healthcare Industry: significant C-suite and board-level experience at publicly traded biopharmaceutical companies.

▪
C-Suite Leadership: respected finance leader with deep experience leading executive teams at several public companies.

▪
Legal/Risk Management: C-suite and board experience in risk management at companies operating in highly regulated industries.

Career Highlights
▪
Executive Vice President and Chief Financial Officer of Tocagen Inc., a brain cancer biotechnology company (February 2017 until its acquisition by Forte Biosciences, Inc. in March 2020).

▪
Interim Chief Financial Officer of Biocept, Inc., a publicly traded diagnostics company (August 2015 – July 2016).

▪
Senior Vice President, Finance and Chief Financial Officer of Amylin Pharmaceuticals, Inc. (March 2006 – October 2012).

▪
Vice President, Finance and Chief Financial Officer of Amylin (March 2000 – March 2006).

▪
Certified Public Accountant (inactive) and a member of the Corporate Directors Forum.

Board Experience
▪
DexCom, Inc., a publicly traded diabetes care technology company, where he is the Lead Independent Director (November 2014 – present) and Interim Chairman of the Board (September 14, 2025 – present).

▪
Enanta Pharmaceuticals, a publicly traded biotechnology company, where he is the Chair of the Audit Committee (June 2020 – present).

▪
Regulus Therapeutics Inc., where he served as Chair of the Audit Committee and a member of the Nominating and Governance Committee (February 2013 – June 2018).

▪
Ambit Biosciences Corporation, where he served as Chair of the Audit Committee (sold in 2014).

▪
Anadys Pharmaceuticals, Inc. (sold in 2011).

▪
Viacyte, Inc., a privately held company (sold in 2022).

2026 Notice of Annual Meeting & Proxy Statement | 19
Teri G. Fontenot AGE: 72 DIRECTOR SINCE: 2019 COMMITTEE: Audit Committee (Chair) (Financial Expert)	SKILLS & QUALIFICATIONS:
Finance/Audit
Healthcare Industry
Government/Policy Advocacy
C-Suite Leadership
Human Capital Management
Other Public Company Board Experience

Ms. Fontenot brings substantial operational and strategic experience in the healthcare industry as a former chief executive officer and chief financial officer of four healthcare institutions and as a board member for healthcare-related organizations. Ms. Fontenot’s more than 30 years in healthcare and finance leadership provides valuable insights into the Company’s strategic discussions regarding the dynamic economic environment and healthcare industry and continued development of client-centric total talent solutions. The Board has determined that Ms. Fontenot qualifies as an audit committee financial expert and has appointed her as Chair of the Audit Committee.

Qualification Highlights
▪
Finance/Audit: expertise in financial management as a former chief financial officer of several large healthcare organizations.

▪
Healthcare Industry: healthcare industry experience through more than two decades of leading and growing healthcare organizations.

▪
C-Suite Leadership: respected former leader of the largest independently owned women’s hospital in the United States in addition to significant experience in C-suite finance roles.

▪
Human Capital Management: C-suite and board experience in succession planning and organizational matters.

▪
Government/Policy Advocacy: experience in government policy as a member of the Sixth District Federal Reserve Bank of Atlanta.

Career Highlights
▪
President and CEO of Woman’s Hospital, the largest independently-owned women’s and infant’s hospital in the United States providing comprehensive subspecialty services to women (March 1996 – March 2019).

▪
Chief Financial Officer and Executive Vice President of Woman’s Hospital (1992 – 1996).

▪
Chief Financial Officer of three other hospitals located in Louisiana and Florida prior to joining Woman’s Hospital (1982 – 1992).

▪
Certified Public Accountant (inactive).

▪
Advisory Committee on Research on Women’s Health for the National Institutes of Health (1999 – 2005).

Board Experience
▪
Amerisafe, Inc., a publicly traded specialty provider of workers’ compensation insurance, where she serves on the Audit, Risk and Governance Committees (June 2016 – present).

▪
Bitcoin Depot, Inc., a publicly traded crypto currency company specializing in Bitcoin ATMs, where she serves as the Chair of the Audit Committee (July 2024 – present).

▪
LHC Group, Inc., a publicly traded in-home healthcare services company, where she served on the Clinical Quality and Corporate Development Committees and as Chair of the Audit Committee (2019 until its sale in 2023).

▪
Landauer, a formerly publicly traded company, where she served on its Audit and Governance Committee (2016 until its sale in 2017).

▪
Orlando Health, Inc., a not-for-profit organization, where she serves on the Executive and Clinical Quality Committees (September 2021 – present).

▪
Baton Rouge Water Company (2009 – present), a privately-held company.

▪
Sixth District Federal Reserve Bank of Atlanta, including as its Audit Committee chair for two years (2004 – 2009).

▪
Served on numerous healthcare boards at a local, state and national level, including the Board of Directors of the Louisiana Hospital Association, where she served as Chairperson (2002), and the American Hospital Association where she served as Chairperson (2012).

20 | AMN Healthcare
Cary Grace AGE: 57 DIRECTOR SINCE: 2022	SKILLS & QUALIFICATIONS:
C-Suite Leadership
Business Transformation/M&A
Digital/Technology
Finance/Audit
Human Capital Management
Legal/Risk Management
Healthcare Industry
Other Public Company Board Experience

Ms. Grace brings to the Board more than three decades of experience developing and executing profitable growth strategies for leading professional and financial services organizations across human capital, banking, investments, health, and mergers and acquisitions. Prior to her tenure at AMN Healthcare, Ms. Grace was most recently at Aon, a leading global professional services firm providing risk, health and wealth solutions, where she led Aon’s Global Retirement, Investment and Human Capital business line, as well as the Global M&A integration and Enterprise Client Management functions. While at Aon, Ms. Grace served on its Policy and Governance Team, served on the Operating Committee and was a named executive officer of the corporation. Ms. Grace’s extensive experience in leading large market-driven businesses with a focus on digital enablement provides valuable insight and leadership as the Company continues to evolve and develop technology-related and enabled solutions for clients and healthcare professionals. Ms. Grace has been recognized for her leadership, being named Modern Healthcare’s 100 Most Influential Healthcare Leaders in 2025 and prior years being named as one of the Most Powerful Women in Finance by American Banker.

Qualification Highlights
▪
C-Suite Leadership: led retirement, investment and human capital business of a leading global professional services firm, driving execution of long-term strategy.

▪
Business Transformation/M&A: significant experience leading M&A integration function at a global professional services firm.

▪
Digital/Technology: expertise in overseeing implementation of new technologies through executive and board positions.

▪
Finance/Audit: over three decades of experience in finance, including C-suite positions at a global professional services firm and senior leadership roles at Bank of America.

▪
Human Capital Management: C-level experience in organizational, succession planning and compensation matters.

▪
Legal/Risk Management: experience managing complex regulatory matters as chief executive officer of a business in highly regulated industry.

▪
Healthcare Industry: experience in the healthcare space through leading a global professional services firm’s private health exchange business.

Board Experience
▪
FinTech Evolution Acquisition Group, where she served as Chair of the Audit Committee (2021 – March 2023).

▪
State Farm Mutual, the largest property and casualty insurance company offering auto, home, life and health insurance as well as investment services, where she serves as Chair of the Finance and Investment Committee (2022 – present).

▪
League, Inc., a privately held digital platform and technology company empowering consumer health engagement (2020 – present).

▪
Rush University Medical Center Board of Trustees (2020 – present).

▪
Georgetown University Board of Directors (2025 – present).

Career Highlights
▪
President and CEO of AMN Healthcare Services, Inc. (November 2022 – present).

▪
Chief Executive Officer of the Global Retirement, Investment and Human Capital Solutions business at Aon PLC (2016 – January 2020).

▪
Various Executive Leadership Positions within Aon, including CEO of Aon Health Exchanges (2012 – 2019).

▪
Bank of America, where she led several institutional and private banking businesses, including their $9 billion Mass Affluent Client Business (1998 – 2012).

▪
First Chicago Bank & Trust, a predecessor to JP Morgan Chase & Co., where she served in several roles including head of Investor Relations (1990 – 1998).

2026 Notice of Annual Meeting & Proxy Statement | 21
James H. Hinton AGE: 67 DIRECTOR SINCE: 2024 COMMITTEE: Talent and Compensation Committee; Audit Committee	SKILLS & QUALIFICATIONS:
Legal/Risk Management
Business Transformation/M&A
Healthcare Industry
C-Suite Leadership
Finance/Audit
Human Capital Management
Digital/Technology
Other Public Company Board Experience

Mr. Hinton brings broad-based leadership experience in the healthcare industry, including governance, compliance and operational expertise, serving both as a CEO of large health systems and director of a publicly traded healthcare company. Mr. Hinton’s deep understanding of healthcare systems’ challenges and opportunities provides valuable insights to direct our strategy and innovate to provide enhanced and expanded talent solutions service offerings to meet our clients’ evolving needs. Mr. Hinton also brings to the Board experience in development of integrated systems and healthcare mergers and acquisitions.

Qualification Highlights
▪
Legal/Risk Management: executive experience overseeing enterprise and risk management functions at large healthcare organizations.

▪
Business Transformation/M&A: significant experience in identifying both strategic M&A opportunities and in overseeing post-M&A integration activities.

▪
Healthcare Industry: deep expertise in leading two large healthcare organizations, including setting and executing on long-term strategic direction.

▪
C-Suite Leadership: respected leader of two large healthcare organizations, setting strategy and direction for long-term growth.

▪
Finance/Audit: strong financial acumen gained as chief executive officer of several healthcare organizations, as well as through public company board service.

▪
Human Capital Management: executive experience overseeing human capital management strategies, including the recruitment and retention initiatives at large healthcare organizations, as well as succession planning.

▪
Digital/Technology: executive experience overseeing the implementation of enterprise technology initiatives.

Career Highlights
▪
Operating Partner with Welsh Carson Anderson Stowe (WCAS) (2022 – present).

▪
CEO of Baylor Scott & White Health (2017 – 2021).

▪
President and CEO of Presbyterian Healthcare Services (1995 – 2016); Vice President and Chief Operating Officer (1992 – 1995); Executive Director (1987 – 1992); Director of Business Development (1987 – 1992).

Board Experience
▪
McKesson Corporation, the largest pharmaceutical distributor in the United States (2022 – present), where he serves on the Talent and Compensation Committee and the Finance Committee.

▪
American Hospital Association Board of Trustees, the national organization that represents over 5,000 hospital and health care networks, where he served as a Chair (2014) and Trustee (2011 – 2016).

22 | AMN Healthcare
Celia Huber AGE: 55 DIRECTOR SINCE: 2024 COMMITTEE: Corporate Governance and Compliance Committee; Talent and Compensation Committee	SKILLS & QUALIFICATIONS:
Government/ Policy Advocacy
Business Transformation/M&A
Legal/Risk Management
Healthcare Industry

Ms. Huber is a senior partner at McKinsey & Company, where she leads the North American board services practice and advises publicly traded, not-for-profit and public-sector healthcare organizations, including non-profit and publicly traded health insurers, benefits administrators, health systems and providers, and public sector payors, on strategies within a context of industry and regulatory change. Ms. Huber has significant experience advising on healthcare strategy, as well as governance, board effectiveness, creation of innovative partnerships, and supporting new operating models. Ms. Huber is a core leader of McKinsey’s leadership forums, leads the McKinsey & Company West Coast healthcare CEO roundtable, and serves as the Chief Risk Officer for McKinsey in North America.

Qualification Highlights
▪
Government/Policy Advocacy: deep understanding of complex regulatory frameworks through extensive experience advising not-for-profit and public-sector healthcare organizations.

▪
Business Transformation/M&A: significant experience advising boards on M&A strategy.

▪
Legal/Risk Management: experience in legal and risk management strategies gained through board services practice at McKinsey & Company and through serving as Chief Risk Officer for McKinsey North America.

▪
Healthcare Industry: deep expertise and knowledge of healthcare industry obtained through advising a diverse array of healthcare organizations, including healthcare systems and providers, on enterprise strategy and strategic initiatives.

Career Highlights
▪
Senior Partner, McKinsey & Company (2009 – present); Partner (2002 – 2009); Consultant (1992 – 2002).

Board Experience
▪
AltaMed Foundation, a non-profit organization that serves as the fundraising arm for AltaMed Health Services, a community health center in Southern California, with the goal of increasing access to quality healthcare and reducing health disparities within the community (2021 – present).

▪
California Business Roundtable, a nonpartisan organization that provides a platform among executives for collaboration and advocacy on issues critical to California’s economic health, where she is a member of the Executive Committee (2017 – present).

▪
Citizens United for Research in Epilepsy (CURE), a non-profit dedicated to finding a cure for epilepsy by raising funds for research and by increasing awareness (2016 – 2021).

▪
Make-A-Wish Greater Pennsylvania and West Virginia, a non-profit organization dedicated to creating lifechanging wishes for children with critical illnesses, where she served as Vice Chair (2002 – 2009).

2026 Notice of Annual Meeting & Proxy Statement | 23
Daphne E. Jones AGE: 68 DIRECTOR SINCE: 2018 COMMITTEE: Audit Committee; Corporate Governance and Compliance Committee	SKILLS & QUALIFICATIONS:
Digital/Technology
Healthcare Industry
C-Suite Leadership
Other Public Company Board Experience

Ms. Jones brings to the Board considerable information technology, global digital technology use, data management and privacy experience as a seasoned C-Suite executive with extensive experience in multinational corporations. Ms. Jones’ digital use and technology expertise and experience provides valuable insights in leading innovative change, technological advancement and strategic growth and is critical to our successful execution of our technology and digital strategies.

Qualification Highlights
▪
Digital/Technology: executive experience overseeing enterprise digital, information technology and cybersecurity initiatives and strategies at several large healthcare organizations.

▪
Healthcare Industry: brings over two decades of experience in technology senior leadership roles at healthcare companies, bringing unique perspective on the intersection of healthcare and technology to the Board.

▪
C-Suite Leadership: senior technology leader at several large healthcare organizations bringing valuable insight on the execution of technology strategies.

Career Highlights
▪
Senior Vice President, Digital/Future of Work for GE Healthcare, the healthcare business of GE (May 2017 – October 2017).

▪
Senior Vice President, Chief Information Officer for GE Healthcare Diagnostic Imaging and Services (August 2014 – May 2017).

▪
Senior Vice President, Chief Information Officer for Hospira, Inc., a provider of pharmaceuticals and infusion technologies (October 2009 – June 2014).

▪
Chief Information Officer at Johnson & Johnson (2006 – 2009); served in various information technology roles with Johnson & Johnson (1997 – 2006)

▪
Founder, The Board Curators, LLC (July 2021 – present).

▪
Founder, Destiny Transformations Group, LLC (April 2018 – present).

Board Experience
▪
Barnes Group Inc., a publicly traded industrial products and aerospace company, where she served on the Audit Committee (September 2019 until its sale in January 2025).

▪
Masonite International Corp., a publicly traded global designer, manufacturer, and distributor of internal and external doors for the construction and renovation industry, where she served as a member of the Corporate Governance and Nominating Committee (February 2018 until its sale in 2024).

▪
Thurgood Marshall College Fund, a not-for-profit organization and the nation’s largest organization exclusively representing the Black College Community (January 2017 – October 2018).

24 | AMN Healthcare
Eric Palmer AGE: 49 NEW DIRECTOR NOMINEE	SKILLS & QUALIFICATIONS:
Legal/Risk Management
Business Transformation/M&A
Healthcare Industry
C-Suite Leadership
Finance/Audit
Human Capital Management
Other Public Company Board Experience

Mr. Palmer brings to the Board more than 25 years of experience leading and transforming large organizations across the healthcare services, care management, benefits, and insurance industries. Over the course of his distinguished career, he has developed and executed large-scale growth and transformation strategies, led complex business lines, and guided major enterprises through dynamic market shifts. Mr. Palmer previously served in several senior leadership roles at The Cigna Group. Most recently, he was Executive Vice President for Enterprise Strategy for The Cigna Group, where he oversaw enterprise-level strategic planning, corporate development, and long-term growth initiatives. He also served as President and Chief Executive Officer of Evernorth Health Services, where he led one of the nation’s largest and most diversified health services platforms. His background also includes service as Chief Financial Officer of The Cigna Group, where he oversaw enterprise finance and capital allocation during periods of significant strategic change. Mr. Palmer has expertise in mergers, acquisitions, and divestitures, and deep experience navigating organizations through significant transformation, integration, and operational scaling. His leadership of large, complex healthcare businesses provides valuable insight into evolving market dynamics and the strategic opportunities shaping the future of healthcare delivery.

Qualification Highlights
▪
Legal/Risk Management: executive experience overseeing enterprise strategy and risk management functions at large healthcare organizations.

▪
Business Transformation/M&A: expert in mergers, acquisitions, and divestitures, with extensive experience leading complex transactions across the healthcare sector, including The Cigna Group’s transformational acquisition of Express Scripts, successfully combining two Fortune 100 companies.

▪
Healthcare Industry: deep leadership experience across healthcare services, care management markets, benefits, and insurance, including oversight of large-scale clinical, operational, and technology-enabled solutions.

▪
C-Suite Leadership: served in multiple C-Suite roles, including CEO, CFO and COO; led one of the nation’s largest diversified health services platforms, driving enterprise-wide strategy, growth, and operational performance.

▪
Finance/Audit: strong financial acumen gained as Chief Financial Officer of a large publicly traded healthcare organization, as well as through service on the audit committee of a public company board.

▪
Human Capital Management: executive leadership of large, multi-disciplinary healthcare services organizations, including workforce planning, succession and executive team development, and transformation across complex operating environments.

Board Experience
▪
LifeStance Health Group (NASDAQ: LFST), a leading provider of outpatient mental health services, where he serves as a member of the Audit Committee and the Quality and Compliance Committee (June 2025 – Present), and where he serves as Chair of Audit Committee (January 2026 – present).

▪
Kingswood-Oxford School, where he serves on the Board of Trustees (June 2024 – Present) and Vice Chair of the Board (December 2025 – present).

▪
Connecticut Children’s Medical Center, a nationally ranked, independent, non-profit pediatric hospital, where he serves as a member of the Strategy, Audit and Quality Committees (January 2026 – present).

Career Highlights
▪
Executive Vice President, Enterprise Strategy, The Cigna Group (January 2024 – March 2025).

▪
President and Chief Executive Officer, Evernorth Health Services (January 2022 – March 2025).

▪
President and Chief Operating Officer, Evernorth Health Services (January 2021-December 2021).

▪
Executive Vice President and Chief Financial Officer, The Cigna Group (June 2017 – January 2021).

2026 Notice of Annual Meeting & Proxy Statement | 25
Rear Admiral Dr. Sylvia Trent- Adams, PhD, RN, FAAN AGE: 60 DIRECTOR SINCE: 2020 COMMITTEE: Talent and Compensation Committee (Chair); Corporate Governance and Compliance Committee	SKILLS & QUALIFICATIONS:
Healthcare Industry
Government/Policy Advocacy
C-Suite Leadership
Human Capital Management

Dr. Trent-Adams’ experience as a C-Suite healthcare leader and clinician provides the Board with valuable insights as the Company continues to evolve to serve the more diverse needs of our clients, clinicians and the complexities of large growing health systems and to proactively anticipate their needs driven by changes in care delivery, reimbursement, and other factors. Dr. Trent-Adams’ experience serving in high levels of the federal government health service and understanding of the drivers and development of public policy enhances the Board’s ability to provide effective oversight of clinical quality, government policy and regulatory risk, all of which are critical to the successful design and implementation of our growth strategy.

Qualification Highlights
▪
Healthcare Industry: leadership roles in government health service, in addition to experience leading a large healthcare institution of higher learning and globally recognized not-for-profit healthcare improvement organization. Dr. Trent-Adams was also a nurse officer in the U.S. Army and a research nurse at the University of Maryland.

▪
Government/Policy Advocacy: vast experience in government health service including as Deputy Surgeon General and Acting Surgeon General of the United States.

▪
C-Suite leadership: leader of large healthcare institution of higher learning as well as current service as President and CEO of the Institute for Healthcare Improvement.

▪
Human Capital Management: experience overseeing human capital management strategies as the leader of a healthcare institution of higher learning.

Career Highlights
▪
President and CEO, Institute for Healthcare Improvement (June 2025 – present).

▪
President, University of North Texas Health Science Center at Fort Worth (September 2022 – January 2025).

▪
Executive Vice President and Chief Strategy Officer of the University of North Texas Health Science Center at Fort Worth (October 2020 – September 2022).

▪
Served in the U.S. Public Health Service Commissioned Corps, including service as Deputy Surgeon General and Acting Surgeon General of the United States (1992 – 2020).

▪
Held leadership roles in the U.S. Department of Health and Human Services, including as Principal Deputy Assistant Secretary for Health (January 2019 – September 2020).

Board Experience
▪
University of Minnesota School of Nursing, Board of Visitors (2020 – 2023).

▪
Institute for Healthcare Improvement, an independent not-for-profit organization, focused on advancing and sustaining better outcomes in health and healthcare (2022 – present).

▪
One Safe Place, a non-profit organization (2022 – 2025).

26 | AMN Healthcare
R. Jeffrey Harris RETIRING DIRECTOR

Mr. Harris will be retiring from the Board effective upon the conclusion of the Annual Meeting. AMN Healthcare and its Board would like to recognize and thank Mr. Harris for his dedicated and tenured service to the Company and the Board.
During Mr. Harris’s 20 years of service on the Board, he has brought considerable mergers and acquisitions experience, as well as legal, regulatory and corporate governance expertise providing valuable insights to the Board and management. The Company and the Board thank Mr. Harris for his dedicated services and wish him the best in his future endeavors.

2026 Notice of Annual Meeting & Proxy Statement | 27
Board Effectiveness

We understand that Board effectiveness is essential to long-term value creation and take steps to ensure our Board is composed of directors that maintain appropriate independence, and possess a diversity and breadth of skills, expertise, experience and other characteristics to effectively oversee risks and guide the Company’s strategy.

01	Director Nomination Process
Evaluation of Board Composition, Shareholder Recommendations and Nominations and Director Independence
Evaluation of Board Composition
Our Governance and Compliance Committee understands the vital role that a strong board composition with a diverse set of skills and continuous refreshment plays in effective oversight. Ongoing evaluation of board composition and strategic board succession planning ensures that the Board maintains an appropriate mix of skills and experiences, including leveraging the institutional knowledge and historical perspective of our longer-tenured directors, to support the Company’s long-term objectives and business strategy. With this purpose in mind, our Governance and Compliance Committee seeks out candidates with skills, experiences, and characteristics, that when working collectively will fulfill its oversight responsibilities and continue to guide the Company.
As part of the Board’s ongoing refreshment strategy and director candidate identification and nomination processes, the Governance and Compliance Committee actively and continuously evaluates its collective composition to identify and prioritize director characteristics, skills, and experiences prior to nominating a new director candidate to the Board for review, approval and appointment. Below is an illustration of the Governance and Compliance Committee’s regular Board refreshment and director candidate identification process.
When assessing and prioritizing desired characteristics, skills and backgrounds, the Governance and Compliance Committee considers, among other things, the Board’s current skill set and tenure, the Company’s long-term strategic plan and objectives, shareholder discussions, current and past board service, and director feedback provided in connection with the Board’s annual evaluation process.
The Governance and Compliance Committee then establishes a pool of potential director candidates who possess the desired characteristics, skills, and experiences; the director candidate slates are identified from various databases and sources, including recommendations from shareholders, management and directors, consultants, and industry experts. The Governance and Compliance Committee may also engage a third party to conduct or assist with the search or evaluation.

28 | AMN Healthcare
Shareholder Recommendations and Nominations
The Governance and Compliance Committee considers shareholder recommendations of qualified director candidates when such recommendations are submitted in writing to the Company’s Corporate Secretary at 2999 Olympus Blvd., Suite 500, Dallas, Texas 75019 Attn: Whitney M. Laughlin, Chief Legal Officer and Corporate Secretary. When evaluating any such shareholder recommendations, the Governance and Compliance Committee uses the evaluation methodology that is described in the “Evaluation of Board Composition” section above. To have a director nominee considered for election at our 2027 Annual Meeting of Shareholders, a shareholder must submit the nomination in writing to the attention of our Corporate Secretary and also satisfy the requirements set forth in our Bylaws regarding shareholder director nominees no earlier than January 1, 2027 and no later than January 31, 2027, assuming the date of the 2027 Annual Meeting of Shareholders is not advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the prior year’s annual meeting. To have a director nominee included in our 2027 proxy statement for election, a shareholder must submit the nomination in writing to the attention of our Corporate Secretary and also satisfy the requirements set forth in the “proxy access” provisions of our Bylaws no earlier than October 19, 2026 and no later than November 18, 2026. In addition, a shareholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide the notice required under Rule 14a-19 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to our Corporate Secretary no later than March 2, 2027.
The Company received no recommendations for director nominees or director nominations from any shareholder for election to be held at the Annual Meeting.
Director Independence
The Board has determined that director nominees Jorge A. Caballero, Mark G. Foletta, Teri G. Fontenot, James H. Hinton, Celia P. Huber, Sylvia Trent-Adams, Eric Palmer and Daphne E. Jones all meet our categorical standards for director independence described in our Corporate Governance Guidelines and the applicable rules and regulations of the New York Stock Exchange (“NYSE”) regarding director independence. Our CEO is the only member of our Board whom the Board has not deemed independent.
When making director independence determinations, the Board considered the business relationship with Orlando Health, Inc. (“Orlando Health”). Orlando Health is a client of the Company and Ms. Fontenot serves as an independent director of Orlando Health. We discuss this relationship in more detail in the “Policies and Procedures Governing Conflicts of Interest and Related Party Transactions – Certain Transactions” section below. The Board considered the nature of this related party relationship and the annual amount of payments we receive from Orlando Health. The Board determined that this relationship did not preclude the Board from making an independence determination for Ms. Fontenot and that the related party relationship fell within our standards of independence.

2026 Notice of Annual Meeting & Proxy Statement | 29
02	Onboarding and Continuing Education
Our director onboarding process is designed to provide new directors with information, context, and perspectives that enables new directors to effectively contribute to the Board’s work. During the initial months after joining the Board, new directors have individual meetings with each of our current directors, including specific committee-focused meetings with the chair of each committee. New directors are also invited to attend all committee meetings to assist in their development. Each new director is also assigned an experienced AMN Healthcare board member to share feedback, provide perspective on boardroom activities and dynamics, help with meeting preparation, and act as a resource between meetings.
In addition to providing new directors with a library of resources that includes governance, finance and core background documents, key business executives and functional leaders from across the organization meet with new directors to increase their understanding of our businesses, operations, culture and values. Throughout their tenure, directors participate in informal meetings with other directors and senior leaders of the Company to share ideas, build stronger working relationships, gain broader perspective and strengthen their working knowledge of our business, strategy, performance and culture.
We encourage and facilitate director participation in continuing education programs and each director is provided membership in the National Association of Corporate Directors as well as subscriptions to other governance publications and resources. Directors are also encouraged to attend director education programs at Company expense, provided that such expenses are pre-approved by the Chief Legal Officer.
03	Board and Committee Self-Evaluation Process
In line with our value of continuous improvement, annually each director conducts a comprehensive evaluation of the performance of the Board, and each of the standing committees on which they serve, to identify areas for enhancement.
1.
Process Review: Our Governance and Compliance Committee reviews and provides feedback on the annual evaluation process considering best practices.

2.
Evaluation Questionnaire: Directors complete anonymous evaluations of the Board and each committee on which they serve, assessing processes and responsibilities key to promoting board effectiveness including: (1) oversight and effectiveness, (2) engagement, (3) composition and structure and (4) governance and management. The evaluations include open-ended questions and space for candid anonymous feedback and commentary.

3.
Individual Interviews: At least every other year, as set forth in our Corporate Governance Guidelines, the Chair of the Governance and Compliance Committee, or the Chair’s designee, conducts individual interviews with each director. Last year, our Board Chair and CEO conducted interviews with each director in light of the Board Chair transition. This year, independent interviews were conducted by our third-party advisor to further facilitate candor in the individual interview process.

4.
Board and Committee Review and Discussion: Following the conclusion of the evaluation and individual interviews (when conducted), our third-party advisor generates a comprehensive report including the results of the evaluation (anonymous and randomized) and a summary of the feedback conveyed during the individual interviews. The report is provided to the full Board and each committee for review and discussion.

5.
Identify Action Items and Follow-Up: Upon review of the results of the evaluation and interviews, certain focus areas and action items are identified for the upcoming year aimed at maximizing the Board’s overall effectiveness and shareholder value. These enhancements are implemented throughout the year and progress is reported back to the Board.

30 | AMN Healthcare

Actions Taken in Response to the 2025 Evaluations:
▪
Revised Board agendas and presentation formats to facilitate additional opportunities for discussion and feedback from directors;

▪
Enhanced discussion on competitor and market dynamics including consolidation trends, competitive and geopolitical landscape and financial health of the industry and capital markets;

▪
Added discussions on emerging risks and opportunities related to the impact of emerging AI on the Company and the industry;

▪
Engaged in strategy discussion on the Company’s technology initiatives and brought in outside experts to discuss healthcare technology market dynamics;

▪
Continued board refreshment and enhancement, including adding a new director and new Talent and Compensation Committee Chair in May of 2025; and

▪
Returned December 2025 Board meeting to an in-person meeting from a virtual one.

04	Refreshment
Board Refreshment and Board Tenure Policy
Board Refreshment
We prioritize effective and aligned Board composition, supplemented by a thoughtful approach to refreshment. It is essential to have a qualified group of directors with an appropriate mix of skills, experience and attributes to oversee our strategic objectives. The Governance and Compliance Committee continuously reviews the Board’s composition, taking into consideration the characteristics of the existing directors, both individually and as a group. Ongoing strategic board succession planning, led by the Governance and Compliance Committee, ensures that the Board continues to maintain an appropriate mix of objectivity, skills and experiences to provide fresh perspectives and effective oversight and guidance to management, while leveraging the institutional knowledge and historical perspective of our longer-tenured directors.
Currently, 67% of our director nominees have served less than six (6) years, and together our independent director nominees have an average aggregate tenure of less than five (5) years. Each of the directors that we have added to the Board over the past six (6) years has brought additional skills and perspectives to the Board, as set forth below, and strengthened the Board’s ability to support and oversee the Company’s long-term strategic objectives.

2026 Notice of Annual Meeting & Proxy Statement | 31
2026 NEW DIRECTOR NOMINEE
Eric Palmer
In 2025, upon the recommendation of our Governance and Compliance Committee, our Board decided to nominate Eric Palmer for election as a director at our Annual Meeting. Mr. Palmer brings more than 25 years of experience in healthcare services, care management markets, benefits and insurance industries. Mr. Palmer previously served in various leadership roles at The Cigna Group from April 2012 through March 2025, including as Executive Vice President and Chief Financial Officer for The Cigna Group from June 2017 until January 2021 and Executive Vice President for Enterprise Strategy from January 2024 until March 2025, and President and Chief Executive Officer of Evernorth Health Services from January 2022 until March 2025.
Board Tenure Policy
Our Board’s average aggregate tenure policy reflects its commitment to consistently evaluate the composition of our Board to ensure that it collectively possesses the experience, skills, knowledge, and level of engagement necessary to serve the best interests of our shareholders. This policy, which is set forth below, was developed in part based on insight and feedback we have received directly from shareholders.
The Board does not believe in a specific limit for the overall length of time an independent director may serve. Directors who have served on the Board for an extended period can provide valuable insight into the operations and future of the Company based on their experience with, and understanding of, the Company’s history, policies, and objectives. The Board also believes that new directors will strengthen the diversity of experience on the Board, and provide innovative perspectives and value as the Company evolves. To achieve this balance, the Board expects to maintain an average aggregate tenure for independent board directors of less than ten (10) years. The average aggregate tenure for our Board’s independent director nominees is five (5) years.

32 | AMN Healthcare
Our Corporate Governance Program
Key Corporate Governance Practices
Our corporate governance practices, as reflected in our Corporate Governance Guidelines, committee charters and Bylaws, are periodically updated to reflect evolving best practices and regulatory requirements. Our key governance practices are summarized below followed by in-depth aspects of our governance structure.
Practice	Description
Proxy Access	Our Bylaws contain meaningful proxy access features that are consistent with market practice and were developed through shareholder conversations.
Majority Voting in Uncontested Elections	Director nominees must receive the affirmative vote of a majority of the votes cast in order to be elected to the Board in uncontested elections.
Director Resignation Policy	Our Director Resignation Policy requires incumbent directors to tender their resignation if they receive more votes “Against” their election than votes “For” their election in an uncontested election.
Board Aggregate Tenure Policy
Our Board has committed that it will maintain an average aggregate tenure for independent board directors of less than (10) years. The average aggregate tenure for our Board’s independent director nominees is less than five (5) years.

No “Poison Pill”	We do not have a shareholder rights plan or “poison pill” and no shareholder rights plan shall be adopted unless it is approved by a majority of the independent directors of the Board.
Annual Election of Directors	All directors must be nominated and re-elected each year.
Shareholder Engagement Program
We engage in a formal outreach program to gain valuable insight from our shareholders on corporate governance matters that are most important to them. To consistently act in the best long-term interests of our shareholders, we continuously evaluate and act on shareholder feedback when appropriate. For more information on our shareholder engagement in 2025, see pages 57 and 58.

Stock Ownership Guidelines	We require senior executives and non-employee directors to maintain significant holdings of our Common Stock to promote alignment with the interests of our shareholders.
Code of Conduct
Our code of conduct sets forth principles designed to assist team members and our Board in making ethical decisions about their conduct in relation to our business, including our policies related to potential conflicts of interest.

Code of Ethics	Our code of ethics applies to our Senior Financial Officers and promotes adherence to best practices and advancement of the values-based culture we strive to maintain.

2026 Notice of Annual Meeting & Proxy Statement | 33
Communications with the Board of Directors
The Board has established the following procedure for shareholders and other interested parties to communicate with members of the Board, its Chair or the independent directors as a group. All such communications should be addressed to the attention of our Corporate Secretary at our offices located at 2999 Olympus Blvd., Suite 500, Dallas, Texas 75019. The Corporate Secretary opens and reviews all written communications to the Board, one of its committees or specific director(s) and promptly forwards to the Chair of the Board and/or the appropriate Committee Chairperson. The Corporate Secretary will also periodically provide the Chair of the Board, the Committee Chairperson, and the Company’s Chief Executive Officer (if appropriate) with a summary of all such communications and any actions taken if not previously forwarded.
Board Oversight
Strategy
Our Board oversees the strategic direction of the Company, including the formation and implementation of the Company’s strategic initiatives and the Company’s annual operating plan. The Board receives updates on the Company’s overall strategic direction throughout the year from executive management, including updates on performance against targets and execution of initiatives, which forms the foundation for a dialogue of risks and opportunities facing the Company.
Enterprise Risk
Purposeful and calculated risk taking is important for us to be competitive and to achieve our long-term goals. Our enterprise risk governance framework reflects a collaborative process where the Board, executive management and other team members apply a disciplined approach to our strategic planning and operational decisions that is designed to balance the opportunities and threats to our business.
The Board is responsible for overseeing our enterprise-wide risk management program. In conjunction with this responsibility, the Board addresses our key risks, risk capacity and risk appetite levels that provide the foundation for our overall business strategy and annual goals. The Board believes that overseeing processes for assessing and managing the various risks we face is important to value creation and value preservation for our shareholders. As a result, the Board meets with executive management to oversee the Company’s enterprise risk governance framework and discuss how the Company’s identified key risks impact its long-term strategies and operational execution.

34 | AMN Healthcare
The responsibilities of each of the Board’s standing committees are designed to focus attention on risk areas implicated by its area of expertise, and each committee reports regularly to the Board on its identification and assessment of such risks. For more detail on the specific oversight and responsibilities of each committee, see pages 41-44.
Annual Strategic Planning Process
As part of our annual strategic planning process, Executive Management and the Board identify the key risks that jeopardize achievement of our strategic plan. Executive Management and the Board discuss our risk tolerance in light of our (i) existing risk capacity, (ii) appetite, if any, to take on additional risk or lessen our risk, (iii) risk velocity, and (iv) mitigation factors. The Board’s determination of our key risks and our tolerance for each ultimately influences how we operate our business, including how we allocate resources and make strategic and operational decisions. We also have designed and maintain internal processes and an internal control environment that further facilitates the identification and management of risks, including response readiness processes, such as planning, disaster recovery and business continuity.
Information Security, Cybersecurity and Data Privacy
Maintaining the privacy and security of the information we create and receive about the Company, our employees, clients, vendors and others is a component of the Company’s enterprise risk management program. We have systems in place to safely receive and store that information and to detect, contain and respond to data security incidents. While everyone at AMN Healthcare plays a part in information security and data privacy, oversight responsibility is shared by the Board, its committees and management.
Responsible Party	Oversight area
Board	Oversight of these topics within the Company’s enterprise risks, including potential competitive risks and threats related to artificial intelligence
Audit Committee	Primary oversight responsibility for information security and cybersecurity, including internal controls designed to mitigate risks related to these topics
Corporate Governance and Compliance Committee	Primary oversight responsibility for data privacy, including legal and regulatory compliance
Management
Our Chief Information and Digital Officer, Vice President, Information and Cybersecurity, Chief Legal Officer and senior members of our information security, risk management, legal and privacy compliance teams are responsible for identifying and managing risks related to these topics and promptly reporting to the respective committees and/or full Board

Our program and practices in these areas include the following:
▪
Frequent Board and Committee Education. Management provides regular updates to the Board, Audit Committee and/ or Governance and Compliance Committee on these topics throughout the year. In addition, the directors attend educational sessions offered through third party services.

▪
Systems and Processes. We use a combination of industry-leading tools and technologies to protect the Company and the personal information we maintain and operate a proactive threat intelligence program to identify and assess risk.

▪
Understanding Evolving Threats. Our information security team works to understand evolving threats and industry trends.

▪
Collaboration With Organizations Across All Industries. We share information and collaborate with organizations across different industries to fight cybercrime and advance capabilities in these areas.

▪
Third Party Presentations and Tabletop Exercises Involving the Board and Management. Outside experts provide updates to our Board and senior executives on best practices and periodically engage in tabletop exercises to simulate real-life cybersecurity and data privacy threats to provide our Board and/or management team with the opportunity to practice crisis response and implement policies and processes.

▪
Operations Based on Best Practices. We have adopted the National Institute of Standards and Technology (NIST) Cybersecurity Framework to better understand, manage, and reduce our cybersecurity risk and protect our networks and data.

▪
Data Privacy Program. We have invested in resources and technology to meet the evolving data privacy regulatory requirements.

2026 Notice of Annual Meeting & Proxy Statement | 35
▪
Regular Training and Compliance Activities for Our Team Members. Our team members receive annual training to understand the behaviors necessary to protect company and personal information and receive training on privacy laws and requirements. We also offer ongoing practice and education for team members to recognize and report suspicious activity, including phishing campaigns.

▪
Use of Third Parties. Beyond our in-house capabilities we engage with security and technology vendors to assess our program and test our technical capabilities.

▪
Risk Transfer. We maintain insurance coverage to limit our exposure to certain events, including network security matters.

We continuously assess the risks and changes in the cyber environment and dynamically adjust our program and investments as appropriate. The Company has experienced cyber threats resulting in immaterial cyber incidents and expects cyber threats to continue with varying levels of sophistication. The Audit Committee receives regular, and at least quarterly reports, on any notable incidents that may have occurred during the quarter and oversees any disclosure obligations that may arise from any such incident.
Executive Performance, Talent Management and Succession Planning Oversight
The Talent and Compensation Committee of the Board oversees and reviews the CEO’s performance annually in connection with its review of executive officer compensation. Additionally, the Talent and Compensation Committee evaluates and determines the compensation of the senior executives who report directly to her. In accordance with our Corporate Governance Guidelines, succession planning is considered at least annually by the Board. These discussions consider recommendations, evaluations and development plans for potential successors and occur with and without the CEO present.
Risk Management
Risk management is an integral component of AMN Healthcare’s business strategy, culture, and operations, so our Board’s oversight role and governance practices continue to evolve to support the resilience of our business and sustainability of our operations. Our strategy focuses on identifying the risks and opportunities, including areas of sustainability, social impact, and governance, that are most relevant to our business and then prioritizing those areas where we can achieve the greatest impact. To support the continuous evolution of these practices, we develop strategies to monitor or mitigate these risks, capitalize on opportunities, and disclose our progress to stakeholders on an ongoing and consistent basis.
Ethics and Compliance

Our core values are put into practice and reinforced by our ethics and compliance program’s many components, purposely designed to instill accountability at all levels of the organization. In this regard, our Ethics in Action program manages compliance training and monitors the development and completion of department operational compliance audit plans which are a key risk mitigation tool. For more than a decade, our leadership has appointed Ethics Champions throughout the Company to serve as ambassadors of ethics and compliance requirements.
In 2024, we earned Compliance Leader Verification® from Ethisphere, reflecting our dedication to advancing robust ethics and compliance practices through employee engagement, training and communications, and through fostering a speak up culture.

Transparency
We are committed to a high level of transparency in our sustainability and social impact disclosures to build trust with our stakeholders to support our business objectives. Our current disclosures align with investor and client-driven frameworks, including the CDP, the Sustainability Accounting Standards Board (“SASB”), and Global Reporting Initiative (“GRI”). We publish relevant corporate governance, sustainability and social impact-related documents on the “Investor Relations” page on the Company’s website at https://ir.amnhealthcare.com. Documents, reports and information on the Company’s website, including reports referenced in this section, are not incorporated by reference in this proxy statement.
Political Activity and Trade Associations
Our executive management reports annually to the Governance and Compliance Committee regarding compliance and overall strategic priorities for political and policy lobbying and political contributions that align with AMN’s long-term corporate strategy.
AMN Healthcare makes limited direct political contributions to U.S. state and local candidates in accordance with our Corporate Political Activities Policy. AMN Healthcare occasionally participates in the political process by providing financial support to state or local ballot

36 | AMN Healthcare
initiatives relating to specific issues that have a direct impact on our businesses. As with every other aspect of our political involvement, AMN Healthcare’s participation is guided by our vision, mission and values and is fully reported in accordance with governing laws. AMN Healthcare does not make political contributions outside the United States.
From time to time, we engage in discussions with all levels of governments, industry associations, and coalitions on public policy and regulatory issues. When we determine it is in the best interest of our company, we work with lobbyists, trade associations, and government officials to provide information and perspective to support our point of view.
As part of our engagement in the public policy process, we participate in certain industry trade organizations representing the interests of the healthcare, healthcare workforce, staffing industry, and the broader business community with purposes that include, but are not limited to education about the industry, issues affecting the industry, and industry best practices and standards. We may not always support every position taken by our trade associations or the other members; however, we believe our participation in these organizations makes us more effective and broadens our perspective on policy issues critical to our industry, our company, our customers, and our communities.
Our complete Corporate Political Activities Policy can be found on our website at https://ir.amnhealthcare.com.
Policies and Procedures Governing Conflicts of Interest and Related Party Transactions
Our Corporate Governance Guidelines, Code of Conduct, and Related Party Transactions Policy collectively establish the Company’s procedures related to conflicts of interest and related party transactions.
Under these policies, directors and executive officers must notify the Company’s Chief Legal Officer in advance of any potential “related party transaction” that the Company would be required to disclose publicly under Item 404 of Regulation S-K promulgated under the Exchange Act. Potential related party transactions involving the Chief Legal Officer must be disclosed to the CEO. If the Chief Legal Officer or CEO, as the case may be, determines that a potential related party transaction would be an actual related party transaction, if consummated, such matter must be referred to the Governance and Compliance Committee for review and approval. Any transaction involving a director, regardless of amount, must be referred to the Governance and Compliance Committee. The Governance and Compliance Committee may approve the transaction if it determines that consummation of the transaction is in the best interests of the Company’s shareholders.
Further, our policies require our directors and executive officers to avoid any action, position or interest that conflicts with an interest of the Company or gives the appearance of a conflict. Any potential conflict of interest involving our directors or executive officers must be reported in advance to the Board Chair and Chief Legal Officer. If the Chief Legal Officer determines that an actual conflict of interest may exist, then the matter must be referred to the Governance and Compliance Committee for review.
Certain Transactions
In determining whether directors are independent, the Board considered Ms. Fontenot’s role as an independent director at Orlando Health. In 2025, we continued the commercial relationship with Orlando Health that existed before Ms. Fontenot joined the Board under which the Company provides clinical staffing and language services to Orlando Health. The approximately $18.1 million in fees that we received from Orlando Health in 2025 was negotiated on an arm’s-length basis and is within the categorical independence standards that the Board has adopted. Such relationship does not prevent Ms. Fontenot from qualifying as an independent director under the categorical independence standards, and the Board considers Ms. Fontenot to be an independent director.
Sustainability & Social Impact
Our Sustainability & Social Impact strategy aligns with the goals of our clients and is designed to drive long-term value creation. It focuses on four areas aligned with our business objectives: (1) Corporate Governance, (2) Health & Wellness, (3) People, Culture & Communities, and (4) Sustainability.
As the leader in healthcare total talent solutions, we are uniquely positioned to drive innovation and improvements in patient outcomes, and partner with our clients and other stakeholders. As always, we are guided by our core values of customer focus, passion, trust, respect, continuous improvement, and innovation.

2026 Notice of Annual Meeting & Proxy Statement | 37
Corporate Governance
Oversight
The Corporate Governance and Compliance Committee has responsibility for the integration of our governance, sustainability and social impact strategy into our business and exercises active oversight of the execution of our initiatives. Our Board, the Talent and Compensation Committee, CEO, Executive Management Team and our Human Resources Department play integral roles in overseeing critical strategic initiatives relating to employee wellness, engagement, inclusion, and overall human capital management.
To help support our strategy, we have a dedicated team of cross-functional professionals who are responsible for operationalizing our multi-pronged strategy, communicating our performance metrics and commitments through our annual report covering sustainability and social impact, and collaborating with various stakeholders across the organization to ensure our goals and priorities are aligned with our business strategy and operations.

AMN Healthcare Board of Directors
Oversees Sustainability, Social Impact and Enterprise Risk Management Strategies

Corporate Governance & Compliance Committee

Focuses on identifying critical risks and assessing mitigation strategies, and regularly reviews updates on disclosure frameworks and reporting, initiatives and their alignment with our business strategy and client's goals, and policies from management. This Committee also:

Talent and Compensation Committee

Provides oversight of our human capital management, including talent strategies and engagement initiatives, and executive compensation.

Audit Committee

Oversees Enterprise Risk Management program to help identify risks related to business continuity, information security, and technology systems and manage any financially material related risks.

Management Oversight

- Executive and senior management contributes expertise and engages with the Board to manage risk, create value and protect against emerging challenges to our business, and includes our CEO Committee (as defined herein).

38 | AMN Healthcare
Health and Wellness
Our healthcare professionals are an important part of our clients’ efforts to deliver on their mission of care, and in 2025, we placed approximately 96,000 temporary and permanent healthcare professionals. We also continued to support access to healthcare for individuals with limited English proficiency by providing medical interpretation services in over 250 languages, serving as a bridge between patients and providers and breaking down language barriers to facilitate better health outcomes.
People, Culture & Communities
We have a shared commitment with our clients to bridge the gaps in healthcare access by growing the healthcare talent pipeline, as well as by fostering an atmosphere of engagement to fuel growth and innovation and attract and retain the best talent. To support these objectives, our strategy focuses on talent acquisition, engagement, retention, well-being and belonging. For both our healthcare professionals and corporate team members, we provide comprehensive benefit options complemented by employee well-being and support programs and opportunities, including our employee stock purchase plan (“ESPP”), as well as our Hardship and Caring for Caregivers Funds, through which corporate team members and healthcare professionals, respectively, can receive financial support for qualifying events such as life-threatening or serious illnesses, natural disasters, funeral costs, or other events causing financial strain.
Annually, we assess the engagement of our team members and take action to mitigate risks associated with workforce engagement, development and retention, through an engagement survey, the results of which are discussed with our Board and incorporated into our human capital management strategic plan. In addition, we strive to promote a culture of belonging through our 11 Employee Resource Groups (“ERGs”), which serve as a way to connect with colleagues to grow professionally. As of December 31, 2025, more than 40% of our corporate team members participate in one or more ERGs.
As of December 31, 2025, we had 2,664 corporate team members, which includes both full-time and part-time employees. During the fourth quarter of 2025, we had an average of (1) 8,722 nurses, allied and other healthcare professionals, (2) 234 executive and clinical leadership interim staff, and (3) 2,670 medically qualified interpreters working for us. This does not include independent contractors, such as our locum tenens and contract interpreters, who were not our employees in 2025.
While our team members’ backgrounds and experiences are broad, here is a snapshot of the demographics of our corporate team members as of December 31, 2025: 69% of our team members are women; 68% of our supervisor through senior manager roles are held by women; 36% of our team members identify as black, indigenous, or people of color; our team is 57% Millennials, 33% Generation X, 5% Baby Boomers, and 5% Generation Z; and team members self-identified as veterans, disabled, and LGBTQ+, each representing approximately 3% of our team.
Sustainability
We strive to align with our clients’ expectations on sustainability initiatives and continually monitor emerging climate risks and opportunities with a focus on business continuity and the creation of long-term shareholder value. We are also proactively preparing for compliance with regulatory disclosure requirements regarding greenhouse gas emissions.

2026 Notice of Annual Meeting & Proxy Statement | 39
Board and Committee Structure
Board Leadership Structure
The Board continually reviews its leadership structure to promote effective oversight of management, risk and strategy, considering shareholder feedback, the tenure and skills of directors, short- and long-term strategic direction, industry conditions as well as corporate governance best practices. The Board has carefully considered its leadership structure, including whether the role of Chair should be a non-executive position or be combined with that of the CEO. Following due consideration, the Board continues to conclude that maintaining an independent chair best positions the Board to promote shareholders’ interests and contribute to the Board’s overall efficiency and effectiveness. Our CEO, Ms. Grace, is responsible for working with the Board in setting our strategic direction and our day-to-day leadership and performance, while the Chair of the Board leads the Board in overseeing our strategy, provides guidance to our CEO and presides over meetings of the Board.

Mark G. Foletta
Independent Board Chair
Mr. Foletta has served as the Board Chair since February 2025 and has served on the AMN Board since 2012. The Board selected Mr. Foletta to serve as its independent Chair because he:
▪
Has extensive board leadership experience that effectively allows the Chair to lead our Board by keeping it focused on key areas of oversight, coordinating across committees and facilitating effective communication among directors and the Company’s executive management;

▪
Possesses institutional knowledge of the Company through many different industry cycles and has experience executing oversight responsibilities under myriad operating environments, market conditions and management teams;

▪
Fosters a productive relationship between the Board and the Company’s CEO by providing a sounding board with candid, constructive feedback from the Board to the Company’s executive management team;

▪
Is deeply committed to our values and mission while driving long-term shareholder value;

▪
Promotes independent oversight of the Company and partners with the Talent and Compensation Committee to oversee the performance and compensation of our CEO;

▪
Demonstrated acumen in acting as an independent spokesperson for the Company to our shareholders.

Duties of Our Board Chair
▪
Serves as Chair of regular sessions of the Board and manages the overall Board process, and leads executive sessions of non-management directors.

▪
Leads the Board in anticipating and responding to crises.

▪
Oversees and monitors Board engagement to ensure our directors are in-tune with issues of our dynamic industry and the evolving landscape.

▪
Supports the Governance and Compliance Committee with board refreshment and executive leadership succession.

▪
Models the culture and values expected of all directors.

▪
Conducts individual meetings with other directors, including the CEO, to encourage open communication, collaboration and differences in perspective.

▪
Evaluates overall Board effectiveness, with emphasis on identifying areas of enhancement, development and/or furtherance and communicating these observations to the Board for discussion.

▪
Represents the Board on occasions where it is important for the Board to respond on matters independently from or in concert with the Company’s executive management team.

▪
Provides guidance and direction to the CEO and executive management team.

▪
Engages with shareholders and presides over the Company’s Annual Meeting of Shareholders. Also recommends to the Board an agenda to be followed at the Annual Meeting.

40 | AMN Healthcare
Committees of the Board
We have standing Audit, Corporate Governance and Compliance and Talent and Compensation Committees.
All three (3) committees are chaired by independent directors, each of whom report to the Board at meetings on the activities and decisions made by their respective committees. Each year the Board refreshes committee assignments and designates committee chairs based on a director’s independence, knowledge, and areas of expertise. We believe this structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at Board meetings.
We describe the current functions and members of each committee below. A more detailed description of the functions, duties and responsibilities of the Audit, Corporate Governance and Compliance and Talent and Compensation Committees is included in each committee’s charter and available in the link entitled “Governance” located within the “Investor Relations” tab of our website at https://ir.amnhealthcare.com.
The table below provides current committee memberships:
Director	Audit(1)	Talent and Compensation(2)	Corporate Governance and Compliance(3)
R. Jeffrey Harris
Jorge A. Caballero
James H. Hinton
Celia P. Huber
Teri G. Fontenot
Sylvia Trent-Adams
Daphne E. Jones
2025 Committee Meetings and Actions by Written Consent
Total Committee Meetings	9	7	8
Actions by Written Consent	0	2	0
Chair	Member

(1)
The Board has determined that all Audit Committee members (A) are financially literate, and (B) meet the criteria for independence set forth in Rule 10A-3 under the Exchange Act, and Section 303A of the NYSE Listed Company Manual. The Board further determined that Jorge A. Caballero and Teri G. Fontenot are each an “Audit Committee Financial Expert” as defined by SEC Rules and Regulations.

(2)
The Board has determined that all members of the Talent and Compensation Committee meet the standards for independence required by the NYSE.

(3)
The Board has determined that all members of the Corporate Governance and Compliance Committee meet the standards for independence required by the NYSE.

2026 Notice of Annual Meeting & Proxy Statement | 41
Our 2025 Committees
Audit Committee Teri G. Fontenot (Chair) Total Committee Meetings: 9 | Attendance: 97%
Members:

James H. Hinton	Daphne E. Jones	Jorge A. Caballero
The Audit Committee is responsible for, among other things, overseeing our financial reporting process and technology and cybersecurity risk management. In performing its functions, the Audit Committee:
▪
reviews our internal accounting controls and audited financial statements,

▪
reviews with our independent registered public accounting firm the scope of its audit, its audit report, and its recommendations,

▪
considers the possible effect on the independence of such firm in approving non-audit services requested of it,

▪
reviews the performance of the internal audit function (which we refer to as Corporate Audit Services),

▪
reviews disclosures made by our CEO and CFO in connection with the certification of our periodic reports,

▪
reviews and discusses with management significant technology strategic initiatives, operations, and risk,

▪
reviews and discusses with management the Company’s process to manage our major enterprise risk exposures and the steps taken to monitor, control and manage such exposures,

▪
receives and reviews quarterly reports from the Chief Information & Digital Officer on the Company’s technology and cyber risk profile,

▪
receives regular, and at least quarterly reports on any notable information security incidents that may have occurred during the quarter, and oversees any disclosure obligations that may arise from any such incident, and

▪
appoints our independent registered public accounting firm, subject to ratification by our shareholders.

Key 2025 Activities
▪
Received quarterly updates and oversaw the continued investment in and maturity of the Company’s information security program and progress improvements on key initiatives.

▪
Oversaw the Company’s debt refinancing transaction that strengthened our financial position, giving us more operational flexibility, and improving our corporate credit rating.

▪
Annual review of the Company’s risk management program and oversight of the enterprise risk management process.

▪
Oversaw the relationship between the Company’s finance team and its independent auditor to ensure an effective audit process.

42 | AMN Healthcare
Talent and Compensation Committee Sylvia Trent-Adams (Chair) Total Committee Meetings: 7 | Attendance: 96%
Members:

R. Jeffrey Harris	James H. Hinton	Celia P. Huber
The Talent and Compensation Committee is responsible for, among other things, overseeing our executive compensation and human capital management programs. In the course of performing its functions, the Talent and Compensation Committee:
▪
establishes the executive compensation philosophy for the Company,

▪
designs executive compensation programs to attract, incentivize and retain executive talent,

▪
reviews, and, when appropriate, administers and makes recommendations to the Board regarding: (A) the compensation of our CEO, all senior executives that report directly to our CEO, and our directors and (B) our incentive compensation plans and equity-based plans,

▪
prepares the Compensation Committee Report, approves the financial performance measures that were used by the Company to link compensation paid to the Company’s executives to performance for the most recently completed fiscal year, and oversees the preparation of our compensation disclosure and analysis to be included in our annual proxy statement and recommends its inclusion in the annual proxy statement to the Board,

▪
recommends the proposals on “say-on-pay” and the frequency of the “say-on-pay” vote that are required by SEC rules,

▪
reviews our incentive compensation arrangements generally to determine whether they encourage excessive risk-taking,

▪
evaluates the performance of our CEO, and

▪
oversees the Company’s human capital management strategy, including talent recruitment, retention and engagement.

For further information about the responsibilities of the Talent and Compensation Committee, please see the Compensation Discussion and Analysis portion of this proxy statement below.
Key 2025 Activities
▪
The Chair of the Compensation Committee, together with our Board Chair, led our shareholder engagement efforts and participated in meetings with our three largest shareholders.

▪
Oversight of compensation program design, including adding revenue back as a financial metric in the 2026 Senior Management Incentive Bonus Plan in response to feedback received in the course of shareholder outreach initiatives.

▪
Oversight of engagement and retention initiatives.

2026 Notice of Annual Meeting & Proxy Statement | 43
Compensation Committee Interlocks and Insider Participation
The Talent and Compensation Committee, whose members are Dr. Trent-Adams, Mr. Harris, Ms. Huber and Mr. Hinton, consists exclusively of non-employee, independent directors, none of whom has a business relationship with us, other than in his or her capacity as director, or has any interlocking relationships with us that are subject to disclosure under the rules of the SEC related to proxy statements.
Talent and Compensation Committee Consultant Independence
The Talent and Compensation Committee retains an independent consultant to assist it in fulfilling its responsibilities. Since 2008, the Talent and Compensation Committee has utilized Frederic W. Cook & Co., Inc. (“FW Cook”) as its compensation consultant. Our compensation consultant advises the Talent and Compensation Committee on a variety of topics, including, among others, our equity compensation program, the design of our cash incentive program, the evaluation of the alignment of our compensation program with our shareholders’ interests, the risks presented by our executive compensation program structure, the assessment of the program compared to our peers and director and executive compensation trends.
In retaining and utilizing FW Cook, the Talent and Compensation Committee considered (1) our directors’ experience with its employees and representatives while serving on other boards, (2) knowledge and experience in executive compensation program design, corporate finance and legal and regulatory issues, (3) experience providing consultative services to boards, as well as its analysis of our existing program and proposal of key considerations in evaluating and strengthening our program and (4) factors affecting independence, including factors set forth by the NYSE for evaluating the independence of advisors. As a result of the Talent and Compensation Committee’s review of the factors affecting independence, it has determined that FW Cook is independent and has no conflicts of interest with us.
Corporate Governance and Compliance Committee Jorge A. Caballero (Chair) Total Committee Meetings: 8 | Attendance: 98%
Members:

R. Jeffrey Harris	Daphne E. Jones	Sylvia Trent-Adams	Celia P. Huber
The Corporate Governance and Compliance Committee is responsible for, among other things, overseeing our board composition and refreshment strategies, corporate governance practices, sustainability and social impact reporting strategies and ethics and compliance programs. In the course of performing its functions, the Corporate Governance and Compliance Committee:
▪
identifies and recommends qualified individuals to become members of the Board,

▪
annually reviews and recommends committee assignments to the Board,

▪
oversees the Company’s governance reporting frameworks and climate-related risks and opportunities,

▪
periodically evaluates the Code of Conduct and the Corporate Governance Guidelines,

44 | AMN Healthcare
▪
reviews and oversees the process for annually evaluating the performance and effectiveness of the Board and its committees,

▪
oversees all aspects of the Company’s ethics and compliance programs, including the Company’s healthcare, employment and privacy regulatory compliance and risk oversight with respect to the credentialing of candidates,

▪
reviews and evaluates succession planning for the CEO,

▪
oversees our shareholder engagement program as it relates to corporate governance issues and considers feedback provided by our shareholders,

▪
reviews related party transactions, and

▪
reviews and discusses with our executive team relevant quality metrics, compliance with certification standards and related laws and regulations as well as our enterprise risk management process relating to the quality of our services.

Key 2025 Activities
▪
As part of the Board’s ongoing refreshment strategy, oversaw and recommended to the Board, the nomination of Celia Huber.

▪
Undertook comprehensive evaluation of current director skills and qualifications.

▪
Oversaw the Company’s sustainability and social impact strategy to ensure alignment with business objectives.

▪
Oversaw the continued development and effectiveness of the Company’s Enterprise Compliance and credentialing solutions programs.

Meetings and Attendance

We expect each of our directors to attend each meeting of the Board and of the committees on which he or she serves. Board members are also invited to attend meetings for committees on which they do not currently serve. We also expect our directors to attend our annual meetings. Our Board has an excellent record of attendance and engagement. During 2025, the Board met 6 times and took 1 action by unanimous written consent. In 2025, our directors attended 98% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a director) and the number of meetings held by the Audit, Corporate Governance and Compliance, and Talent and Compensation Committees of the Board (during the periods that he or she served on such committees). All our then-serving directors also attended our 2025 Annual Meeting of Shareholders.

Executive Sessions
The Board has executive sessions, led by our Board Chair, at each regularly scheduled Board meeting during the year, for which our management director, Ms. Grace, is not present.
More Information
You can learn more about our corporate governance by visiting https://ir.amnhealthcare.com, where you will find our Corporate Governance Guidelines, each standing committee charter, and Director Independence Standards. AMN Healthcare has adopted a comprehensive Code of Conduct that applies to our executive officers, as well as the Board of Directors and other employees. It is also available at https://ir.amnhealthcare.com. Each of the above documents is available in print upon written request to the Office of the Corporate Secretary, AMN Healthcare Services, Inc., 2999 Olympus Blvd, Suite 500, Dallas, TX 75019, (469) 524-1473, or by email request to officeofthecorporatesecretary@amnhealthcare.com Attn: Corporate Secretary. Documents, reports and information on the Company’s website are not incorporated by reference in this proxy statement.

2026 Notice of Annual Meeting & Proxy Statement | 45
Director Compensation and Ownership Guidelines
Members of the Board who are not employees of the Company receive compensation for their service in the form of cash and equity. We refer to these directors as “Independent Directors.” Each form of compensation is evaluated by the Talent and Compensation Committee on an annual basis.
DIRECTOR COMPENSATION PHILOSOPHY AND PROCESS
The Talent and Compensation Committee believes director pay should be aligned with the long-term interests of our shareholders, so it gives substantial weight to the equity component, which represented 57% of our Independent Directors’ average total compensation in 2025.
As part of its annual review process, the Talent and Compensation Committee evaluates a variety of sources and benchmarks the compensation we pay our Independent Directors against our executive compensation peer group and relevant market data. It also consults with our independent compensation consulting firm, FW Cook, prior to issuing a recommendation to the Board, which it has historically done in conjunction with the election of directors at the Annual Meeting of Shareholders. Following this process provides the Talent and Compensation Committee with more visibility into director pay trends based on the most recently disclosed public filings of peer companies included in its analysis.
Director Cash Compensation
We pay our Independent Directors an annual cash retainer that is paid in advance on a quarterly basis. We do not pay any meeting fees to our directors. The Chair of the Board and Committee Chairs receive an additional annual retainer for their services. We also reimburse directors for out-of-pocket expenses incurred in connection with their service. The table below sets forth the current annual retainer schedule for our Independent Directors.
Position	Annual Retainer ($)
Independent Director	90,000
Chair of the Board	100,000(1)
Chair of Audit Committee	30,000
Chair of Talent and Compensation Committee	20,000
Chair of Corporate Governance and Compliance Committee	15,000

(1)
Effective May 2, 2025, the Talent and Compensation Committee approved a decrease in the annual cash retainer for the Chair of the Board from $150,000 to $100,000.

Director Equity Compensation
We typically grant full-value equity awards to Independent Directors upon appointment or election to the Board, and annually thereafter during the director’s term. Because we believe that director compensation should be weighted in equity, we anticipate that we will continue to grant annual equity awards to our Independent Directors for the foreseeable future. The intended aggregate grant date fair value (“AGD Fair Value”) of such equity awards for 2025 is approximately $170,000, which we believe aligns with the market for independent director compensation.
On May 2, 2025, each Independent Director serving on the Board at such time received an equity award of 8,325 time-vested restricted stock units (“RSUs”). The RSUs vest on the earlier of the one-year anniversary of the grant date or the 2026 Annual Meeting of Shareholders, provided such director remains in service through such date. Each director was also given the option to defer receipt of the shares underlying the RSUs until their separation of service from the Board. Independent Directors that are elected to the Board at a time other than in connection with our annual meeting receive an equity award upon election in an amount equal to the pro rata annual grant value approved for Independent Directors for the anticipated service time from his or her date of election through the Company’s next

46 | AMN Healthcare
annual meeting of shareholders. The chart below illustrates a breakdown of the current annual compensation of our Independent Directors, excluding committee retainers.
Director Compensation Table
The following table reflects compensation that our directors earned during fiscal year 2025. The table does not include Ms. Grace, who received no additional compensation for her service as a director. Ms. Grace’s compensation as our President and CEO is described in the “Executive Compensation” section below.
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Mark G. Foletta	198,877	169,997	1,000	368,874
R. Jeffrey Harris	90,000	169,997	1,000	259,997
James H. Hinton	90,000	169,997	1,000	259,997
Jorge A. Caballero	105,000	169,997	1,000	274,997
Sylvia Trent-Adams	103,297	169,997	1,000	273,294
Douglas D. Wheat(4)	310,000			310,000
Daphne E. Jones	90,000	169,997	1,000	259,997
Teri G. Fontenot	120,000	169,997	1,000	289,997
Celia P. Huber	59,835	169,997	1,000	229,832

(1)
The amount set forth in this column represents the grant date fair value of the 8,325 RSUs granted to each director elected to the Board on the date of the 2025 Annual Meeting of Shareholders held on May 2, 2025 computed in accordance with FASB ASC Topic 718, but without reduction for estimated forfeitures. None of our Directors had option awards outstanding as of December 31, 2025. For additional information on the valuation assumptions used in the calculation of these amounts for 2025, refer to notes 1(r) and 12 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 20, 2026.

(2)
As of December 31, 2025, our directors held the following RSUs, including deferred RSUs (#):

Mark G. Foletta	R. Jeffrey Harris	Celia P. Huber	Jorge A. Caballero	Sylvia Trent- Adams	Daphne E. Jones	Teri G. Fontenot	James H. Hinton
32,922	43,063	8,325	9,783	9,522	15,164	12,479	10,560

(3)
For each director (other than Mr. Wheat), the amount set forth in this column consists solely of a $1,000 donation the Company made on behalf of such director, through the donor-advised AMN Impact Fund, to one of three charities supporting the well-being of the healthcare workforce selected by the director. None of our directors derived any financial benefit from these donations because the charitable deductions accrued solely to the Company.

(4)
As previously disclosed, Mr. Wheat retired from the Board and his position as Board Chair effective February 4, 2025. Upon his retirement, Mr. Wheat was designated by the Board as Chairman Emeritus and received a $250,000 payment in cash upon such appointment.

2026 Notice of Annual Meeting & Proxy Statement | 47
Director Equity Ownership Requirement
Our Board believes that all directors should maintain a meaningful personal financial stake in the Company to further align their long-term interests with our shareholders. Accordingly, each non-management director is required to hold Common Stock and vested but unsettled RSUs of the Company equal to a value of at least five times the director’s annual cash retainer (i.e., $450,000). Directors who have not met the ownership guidelines are required to retain 50% of the net vested shares from equity awards issued until they have reached the ownership guidelines. The Company does not take into account the value of unvested RSUs and vested or unvested stock appreciation rights and options in determining whether a director meets the requirements. As of March 3, 2026, Messrs. Foletta and Harris satisfied the equity ownership requirements. However, all of our non-management directors are in compliance with our ownership guidelines either through meeting the target ownership levels or for those below the target ownership level, through retention of at least 50% of the net vested shares from equity awards issued.
Level	Shares Held as Multiple of Annual Cash Retainer	Meets Equity Multiple Requirement
Mark G. Foletta	8.8x	✓
R. Jeffrey Harris	21.8x	✓
Celia P. Huber	0.0x	−(1)
Jorge A. Caballero	2.0x	−(2)
Sylvia Trent-Adams	2.3x	−(3)
Daphne E. Jones	3.6x	−(4)
Teri G. Fontenot	3.3x	−(5)
James H. Hinton	0.5x	−(6)

(1)
Ms. Huber was appointed to the Board in May 2025.

(2)
Mr. Caballero was appointed to the Board in December 2021.

(3)
Dr. Trent-Adams was appointed to the Board in October 2020.

(4)
Ms. Jones was appointed to the Board in July 2018.

(5)
Ms. Fontenot was appointed to the Board in September 2019.

(6)
Mr. Hinton was appointed to the Board in July 2024.

48 | AMN Healthcare
Executive Officers
Our executive officers as of December 31, 2025 are listed below. We provide information regarding the business experience, qualifications, and affiliations of our currently employed executive officers who are not directors below.
For Ms. Grace’s experience, qualifications, and affiliations, please see page 20.
Brian M. Scott | 56 Chief Financial and Operating Officer
Brian M. Scott serves as Chief Financial and Operating Officer at AMN Healthcare, where he is responsible for leading finance and enterprise operating functions of the Company. Mr. Scott initially joined AMN in 2003 and served as Chief Financial Officer, Chief Accounting Officer and Treasurer from 2011 to 2021, and previously served in several leadership positions at AMN, including Senior Vice President of Operations, Finance and Business Development, President of the Company’s pharmacy staffing division and as a Director, Senior Director and Vice President of Finance, where his roles have included overseeing all accounting operations and SEC reporting.
Prior to re-joining AMN in 2024, Mr. Scott served as the Chief Financial Officer of Jack in the Box Inc. from August 2023 to November 2024. Prior to his tenure with Jack in the Box Inc., Mr. Scott served as Chief Financial Officer of ShiftKey, a leading digital platform connecting independent, licensed healthcare professionals with open shifts at healthcare facilities in the U.S., from June 2023 to August 2023, and as ShiftKey’s Chief Strategy Officer from September 2022 to June 2023. Mr. Scott also served as Chief Financial Officer of TheKey, a provider of home care services, from August 2021 to August 2022.
Mr. Scott serves on the Board of Community Care Partners, a private equity-backed chain of urgent care centers in Oregon, and previously served on the Board of Thriveworks, a leading provider of therapy and psychiatry services.
Mr. Scott is a Certified Public Accountant (inactive) and received a Bachelor’s degree in accounting from California Polytechnic State University-San Luis Obispo, and a Master of Business Administration from the McCombs School of Business at the University of Texas at Austin.
Mark C. Hagan | 58 Chief Information and Digital Officer
Mr. Hagan joined us as Chief Information Officer in June 2018. In March 2020, Mr. Hagan was promoted to Chief Information and Digital Officer and is responsible for our digital strategy, technology R&D, enterprise information technology infrastructure, operations, development, security, and program management operations.
Prior to joining AMN Healthcare, from 2014 to 2018, Mr. Hagan was Chief Information Officer and Senior Vice President of IT at Envision Healthcare, a diverse healthcare services and technology company and a leading provider of physician-led services, post-acute care, ambulatory surgery services, and related management services. Prior to Envision, Mr. Hagan was IT Director at TeleTech.
Mr. Hagan currently serves as a director of Wonolo, Inc.
Mr. Hagan holds a Master of Business Administration from the University of Colorado and a Bachelor of Science and Computing from Queensland University of Technology.

2026 Notice of Annual Meeting & Proxy Statement | 49
Whitney M. Laughlin | 56 Chief Legal Officer and Corporate Secretary
Ms. Laughlin joined us in 2006 and was named Deputy General Counsel in 2011. In August 2023, Ms. Laughlin was promoted to Chief Legal Officer and Corporate Secretary. Ms. Laughlin is responsible for overseeing our legal, corporate governance, privacy and compliance, government and community affairs, risk management, and equity compensation functions. Ms. Laughlin also currently serves as our Interim Chief People Officer.
She currently serves on the Executive Committee of the Board of The Archway and on the Board of International Esperanza Project.
Prior to joining AMN Healthcare, Ms. Laughlin was a partner at Lewis, Brisbois, Bisgaard and Smith where she had an employment litigation practice, primarily serving healthcare and staffing industry clients. She received her law degree from Georgetown University Law Center and a Bachelor of Science in Political Science and a Bachelor of Arts in Communications, both from Southern Methodist University. Ms. Laughlin is a licensed attorney in California and Texas.

50 | AMN Healthcare
Executive Compensation
PROPOSAL 2
Advisory Vote to Approve Named Executive Officer Compensation
Section 14A of the Exchange Act, as amended by the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next shareholder advisory vote will occur at our 2026 Annual Meeting of Shareholders.
Our Board believes that AMN Healthcare’s long-term success as the leading total talent healthcare solutions company depends in large part on the attraction and retention of our named executive officers and the alignment of their compensation with the overall performance of the Company. Our compensation programs are designed to attract, retain, and properly incentivize executives and focus on the creation of shareholder value.
Under our executive compensation programs that are focused on aligning pay with performance, we reward our named executive officers for the Company’s short- and long-term performance, including the achievement of specific pre-established performance metrics tied to annual and long-term operational, financial and strategic goals. The compensation packages for our named executive officers are substantially tied to our strategic objectives, financial plan, and total shareholder return (“TSR”) and align with the interests of our stakeholders and our commitment to our values. In setting target levels of compensation and long-term incentive opportunities, the Talent and Compensation Committee closely monitors evolving best practices as well as the compensation programs and pay levels of executives at peer companies to ensure that our compensation programs fall within the relevant market practices.
The Compensation Discussion and Analysis that follows details our compensation philosophy and the implementation of that philosophy against goals, including how we set compensation targets and objectives and evaluate each named executive officer against those targets and objectives to ensure performance is appropriately rewarded.
We ask that you support the compensation of our named executive officers as disclosed in our Compensation Discussion and Analysis and the accompanying tables contained in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and the other related tables and narrative disclosure.”
Our Board and our Talent and Compensation Committee value the opinions of our shareholders and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs and policies. Because your vote is advisory, it will not bind us, the Talent and Compensation Committee, or our Board.

2026 Notice of Annual Meeting & Proxy Statement | 51

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.
Compensation Committee Report
The Talent and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that follows with management and, based on this review and discussion, has recommended to the Board that it be included in AMN Healthcare’s proxy statement on Schedule 14A for its 2026 Annual Meeting of Shareholders, which is incorporated by reference in AMN Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, each as filed with the SEC.
Talent and Compensation Committee Members

52 | AMN Healthcare
A Letter from the Talent and Compensation Committee
Dear Fellow Shareholder,
As the members of the Talent and Compensation Committee, we see it as our responsibility to enable AMN to attract and retain the leadership talent the Company needs to fulfill its ambition to be the most trusted, innovative and influential force in helping healthcare organizations provide quality patient care that continually evolves to make healthcare more human, more effective, and more achievable. Core to that responsibility is ensuring that AMN’s executive compensation program emphasizes a pay-for-performance philosophy and aligns management’s execution of our strategic goals with long-term shareholder value creation. To that end we believe that the incentive compensation program should be structured to carefully balance motivation and retention, with direct accountability for performance.
2025 was AMN’s third full year under the leadership of our exceptional CEO, Cary Grace. Cary steadied AMN in the aftermath of the post-pandemic industry contraction and has positioned AMN to win as the industry transitions from recovery to growth. Cary leads a seasoned, nimble and cohesive executive team, each of whom serves the Company in multiple capacities and roles. The Board recognizes that Cary and the leadership team are working tirelessly and taking the necessary actions expected to generate long-term revenue growth and operating leverage that will drive strong earnings and create long-term value for our shareholders.
This past year also demonstrated both the rigor in our incentive goal-setting and effectiveness of our pay-for-performance philosophy, as illustrated by the alignment of compensation outcomes with our challenged business and stock price performance:
▪
Base salary and bonus target for the CEO were held flat in 2023, 2024, and 2025, and base salaries and bonus targets for the other named executive officers were held flat in 2025 given the difficult operating environment.

▪
2025 annual bonus payouts ranged from 87% of target for the CEO to 90-93% of target for the other named executive officers.

▪
2023 PRSUs had a 0% payout for the TSR component and a 0% payout for the Adjusted EBITDA component.

▪
The downward pressure on AMN’s stock price over the past three years has resulted in a 67% decrease in realizable pay versus target pay for the CEO and an average decrease of 51% for the other named executive officers.

In view of the importance of Cary’s leadership to successfully execute AMN’s growth strategy during this critical period, she received a special equity grant in January 2025 with a target value of approximately $2 million. Consistent with our pay-for-performance philosophy, this special equity grant consisted entirely of performance-based awards linked to AMN’s absolute TSR performance. The decision to grant the special award was made after much Committee deliberation; we did so because we believed it was in the best interest of the Company and our shareholders to grant the award, and the decision was supported by the full Board.
We remain committed to the ongoing evaluation and improvement of our executive compensation program, informed by regular discussions with our shareholders. During 2025 we were able to engage with investors representing approximately 35% of outstanding shares and have implemented certain changes based on the feedback provided. We look forward to continuing the dialogue.
We invite you to read the Compensation Discussion and Analysis that follows for more information about the 2025 compensation actions and outcomes, best practice governance features, and other important elements of the executive compensation program. We encourage you to reach out with any questions or concerns related to our program as you consider your vote on this year’s say on pay proposal.
Thank you again for your continued support and investment in AMN.
Sincerely,
Sylvia Trent-Adams, Chair
R. Jeffrey Harris
James H. Hinton
Celia P. Huber

2026 Notice of Annual Meeting & Proxy Statement | 53
Compensation Discussion
and Analysis
53	Executive Summary
55	Our Executive Compensation Program Philosophy and Objectives
61	Principal Components of our Compensation Program
64	Our Compensation Determination Process
66	Our 2025 Compensation Program and Results
71	Additional Compensation Practices
74	Our 2026 Executive Compensation Program

This Compensation Discussion and Analysis (the “CD&A”) provides a detailed description of the compensation objectives, philosophy, design, practices, and programs for our named executive officers, and we listed those who served in this capacity during the 2025 fiscal year below. The Talent and Compensation Committee takes great care in exercising its oversight of the design of our comprehensive compensation program to attract, retain, and provide incentives for talent to lead our organization in a manner consistent with our core values and that aligns with stakeholder interests and the achievement of our short- and long-term strategic goals.
More specifically, this CD&A provides details related to each of the following aspects of the total rewards program for our named executive officers: (1) the objectives and philosophy, (2) the processes and criteria in place for proper oversight, (3) the design and components of our named executive officers’ total rewards program, and (4) how each component supports the Company’s business strategy.
Executive Summary
Following two years of unprecedented contraction, the healthcare staffing market began to see signs of stabilization in the beginning of 2025 across most of our businesses. However, after a strong start to the year, we experienced a sharp decline in demand in the second quarter amidst uncertainty around federal policy changes, impacting our staffing solutions and curtailing growth in the language services market for the first time since we acquired the business. Strong competitive pressures, coupled with clients’ continued focus on cost savings and slowed decision-making process in the face of an uncertain regulatory and reimbursement environment, resulted in challenges which were reflected in our fiscal 2025 financial results and ultimately our total shareholder return.
▪
Revenue declined by 8%

▪
Net loss decreased by 35%

▪
Consolidated Adjusted EBITDA declined by 29%

▪
Total shareholder return in 2025 was -34%

Under the leadership of our Chief Executive Officer, Cary Grace, who was appointed in late 2022, we entered the third year of operationalizing our strategy to transform our company and position ourselves to deliver value to clients who are choosing tech-enabled workforce solutions. This strategy showed signs of traction as reflected in SIA’s 2024 market share rankings, which showed that AMN retained market share in travel nurse and allied while gaining share due to acquisition in locum tenens. Despite a challenging industry environment, our growth strategy to serve all market channels progressed throughout 2025, supported by our WorkWise technology platform.

54 | AMN Healthcare
The Board of Directors, CEO, and the executive leadership team took decisive action in 2025 in response to changes in market conditions to be able to more effectively compete as our industry begins to transition from recovery to growth.
AMN’s Response to Market Conditions on our Business
Delivered on Our Value Proposition

▪
Our performance on client retention was strong in 2025, and our latest net promoter scores were significantly improved from last year. Our aggressive plan to improve technology, processes, and customer focus paid off with a 700 basis point year-over-year improvement in client satisfaction.

▪
We expanded the delivery of our value proposition with service line expansions to current clients and also doubled our vendor-neutral direct internal fill rate year-over-year.

▪
In response to the anticipation of our client’s increased need for staffing and logistical support in crisis situations, we developed and deployed a fully integrated platform that supports large-scale labor disruption events by coordinating end-to-end operational workflows across recruitment, scheduling, credentialing, logistics, and supplier management.

▪
As of December 31, 2025, we had $3.3 billion spend under management.

Invested in Innovation

▪
We advanced our digital strategy and achieved productivity gains in our core staffing businesses. In our top-rated clinician app, AMN Passport, we launched Locums for scheduling and time/expense management. We also surpassed 340,000 registered users on Passport by the end of the year, and nearly a third of Nurse and Allied bookings are now aided by the Passport app.

▪
We achieved full client adoption of ShiftWise Flex, our cloud-based, next-generation VMS, which empowers our clients with real-time market insights while enhancing ease of use for our clinicians via seamless Passport integration.

Sustained Financial Discipline

▪
Despite the continued industry-wide challenges, AMN has differentiated itself in many ways this year, including from a financial perspective. We generated $2.73 billion in revenue and adjusted EBITDA of $234 million in 2025 and reduced our debt balance by $285 million, including $100 million reduction of our senior notes in conjunction with our note refinancing.(1)

▪
We completed a debt refinancing transaction that strengthened our financial position and improved our corporate debt rating. Our earliest debt expiration was extended out to 2029, our revolver was downsized to reduce carrying cost, and its debt leverage covenant increased to give us more operating flexibility.

Impact of Market Conditions on AMN’s Compensation

▪
Incentive plan payouts reflected the challenging market environment and our performance.

◦
The decline in stock price over recent years is reflected in the 69% decrease in realizable pay versus target pay for our CEO from when she was hired in late 2022 through 2025, and an average decrease of 51% for our NEOs from 2023 (or the date they were hired, if more recent) through 2025.

◦
2023 PRSUs had a 0% payout for the TSR component and a 0% payout for the Adjusted EBITDA component, compared to a target amount of $2.86 million for our CEO.

◦
2025 Bonus payouts for our executives ranged from 87% of target for the CEO to an average of 91% of target for the other named executive officers (our adjusted EBITDA target was established at the beginning of 2025, resulted in an 85% payout for the financial component which makes up 70% of our executive’s total target bonus).

Executive Compensation Program Alignment with Business Priorities

▪
Cash Compensation: Base salary and bonus target for our CEO were held flat in 2023, 2024, and 2025, and base salaries and bonus targets for all of our named executive officers were held flat in 2025 given the difficult operating environment.

▪
2026 Bonus: In response to shareholder feedback, we incorporated revenue as an additional financial metric in the annual incentive program this year and will also take this feedback into consideration when discussing any further changes to the Company’s incentive plans.

2026 Notice of Annual Meeting & Proxy Statement | 55

▪
Peer Group: In response to shareholder feedback, we have provided additional information on the peer group in this proxy statement on page 74, including that, as most of our direct competitors operating in the healthcare staffing and workforce solutions sector are private, significant challenges persist when making peer group determinations. As a result, even though our Talent and Compensation Committee conducts a robust peer group selection process, including factors such as industry and relevant size, the difficult business environment we have faced is not necessarily the same environment faced by our executive compensation peer companies.

(1)
For information on the calculation of adjusted EBITDA, and a reconciliation of our 2025 net income to adjusted EBITDA, please see Exhibit A to this proxy statement (page 111).

Our Executive Compensation Program Philosophy and Objectives
Our executive compensation philosophy is that compensation realized by executives should (i) align with shareholders’ interests, (ii) reflect the individual skills and contributions of the executive in achieving the strategic, financial, and operational goals of the Company and (iii) reflect the leadership they demonstrate in promoting our values-based culture and commitment to corporate social responsibility.
This year’s Compensation Discussion and Analysis highlights decisions made by the Talent and Compensation Committee in the context of AMN Healthcare’s 2025 financial and operational performance. The Talent and Compensation Committee has primary oversight over the design and execution of the Company’s executive compensation program that is structured on a pay-for-performance model that leverages short-and long-term incentives to drive multiple dimensions of performance and aligns the interests of our executives with those of our shareholders and other stakeholders. More specifically, we have designed a total rewards program consisting of base salary, annual cash bonuses, and long-term equity incentive awards.
HOW WE ALIGN PAY TO SHAREHOLDER INTERESTS
In combination with the principles below, we believe the following four themes remain most important to our shareholders: (1) compensation should correlate to company performance, (2) performance-based compensation should constitute a majority of our named executive officers’ compensation, (3) long-term performance awards should be utilized to ensure sustainable value for shareholders and should be an integral part of compensation and (4) compensation should be designed to motivate, reward and retain executives:
▪
Pay-for-performance, with variable pay constituting a significant portion of total compensation

▪
Focus on propelling growth and the attainment of our long-term financial and strategic objectives

▪
Provide equal pay based on performance

▪
Build a strong talent base to reinforce our succession planning objectives

▪
Create commonality of interest between our executives and shareholders by tying realized compensation directly to changes in shareholder value

▪
Reward our executives for long-term improvement in shareholder value

▪
Attract, retain, and motivate highly skilled and innovative executives who embrace and promote AMN’s values-based culture that fosters innovation and a sense of belonging

▪
Provide compensation that is competitive with compensation paid by other similarly sized companies, including those in our executive compensation peer group

▪
Align compensation with established corporate governance practices and avoid excessive risk

With these principles in mind, we have designed and continually evaluate and modify, as necessary, our executive compensation program to support our strategic objectives of achieving above-market growth in revenue and profitability by (1) being the leader and innovator in healthcare total talent management solutions and services, (2) growing our overall revenue mix from strategic talent solutions and technology and (3) delivering a superior customer experience through operational excellence and agility.
Despite challenging post-pandemic market conditions that resulted in a dramatic contraction of total addressable market and adversely impacted our performance, the Talent and Compensation Committee continued to set rigorous goals which are reflected in executive compensation outcomes, showing commitment to these themes and principles.

56 | AMN Healthcare
Six-Year Annual Growth & Incentive Plan Payouts(1)
Alignment of Pay & Performance
(1)
AIP payouts reflect the average bonus paid to the NEOs as a percentage of target; PRSU payouts reflect the weighted-average payout as a percentage of target for PRSUs with performance periods completed in the applicable year.

(2)
Realizable value of RSUs and PRSUs based on the closing price on December 31, 2025 of $15.76. For the realizable pay calculation, completed 2023 PSUs reflect the achieved payout of 0% of target, while unvested market-based performance awards are valued using their respective projected payouts as of December 31, 2025, and non-market-based performance awards are valued based on the outstanding equity table listed on page 79 of this proxy statement.

CEO Total Target vs. Realizable Compensation Since Hire Date
(November 28, 2022 – December 31, 2025)
RESPONSE TO 2025 SAY-ON-PAY VOTE & SHAREHOLDER ENGAGEMENT
Accountability to AMN Healthcare shareholders is an essential part of our success, which is why we engage with our shareholders in a variety of ways throughout the year to discuss and obtain feedback on a range of important topics.
Our executive management and investor relations team provide periodic updates to and regularly meet with investors throughout the year to drive awareness of our performance, strategy, growth, industry trends, and human capital management initiatives. Our outreach efforts have evolved into a robust program with a customized approach to each shareholder and the topics and initiatives that are most important

2026 Notice of Annual Meeting & Proxy Statement | 57
to them. We believe this results in more meaningful dialogue on relevant topics, builds stronger relationships with our shareholders and ultimately creates a more successful company. Our year-round initiatives also include outreach efforts through attendance at investor conferences and ad hoc meetings on a regular basis with institutional investors ranging from large institutions to smaller and mid-size firms. We look forward to the opportunity to connect with our shareholders and find these engagements to be enlightening and productive.
At our 2025 Annual Meeting of Shareholders held on May 2, 2025, we received approximately 78% support (based on shares voting) on our advisory “say-on-pay” proposal regarding the compensation of our named executive officers, below our historically high say-on-pay support, which averaged 93% of the preceding five years. In response, AMN reached out to shareholders representing 46%(1) of our shares outstanding.
Shareholders We Met with After our Annual Meeting
We offered to meet with shareholders representing over 46%(1) of our shares outstanding	We met with shareholders representing 35%(1) of our shares outstanding	Our independent Board Chair and independent Chair of our Talent and Compensation Committee participated in meetings with shareholders representing over 30%(1) of our shares outstanding
What we Discussed
▪ Executive compensation performance metrics	▪ Director refreshment and our director skills matrix ▪ Peer group selection process	▪ Our recent Board Chair transition ▪ Board Oversight

(1)
Reflects estimated ownership based reported Schedule 13 or other available information to us at the time of such engagement.

58 | AMN Healthcare
2025 Shareholder Engagement
Our continued dialogue with shareholders provides our Board and management with meaningful and actionable insights.
Shareholder Feedback	AMN Actions

▪
Shareholders asked about using AEBITDA as the sole financial metric in our annual incentive plan, as well as in our long-term incentive program.

▪
Shareholders noted our focus on director refreshment and the usefulness of our skills matrix.

▪
Shareholders were interested in understanding our peer group selection process and the difficulties we have in finding public company peers in our market.

▪
Shareholders appreciated discussing the recent transition with our Board Chair, Mark Foletta.

▪
Shareholders were interested in hearing how our Board oversees the strategic direction of our Company and the alignment with management on the Company’s strategy.

▪
For 2026, our Talent and Compensation Committee added back revenue as a performance metric for our annual incentive plan. We also explained the importance of AEBITDA for us, especially over the last several years given the volatility industry-wide in demand.

▪
Since 2020, we have added 4 new highly qualified, independent directors who bring significant expertise and track records of creating value for shareholders, and have nominated a 5th new director for election at this year’s Annual Meeting.

▪
We have provided additional information on our peer group in this proxy statement on page 74, including how, as a tech-enabled healthcare staffing company with over 20 solutions, most of our direct competitors are private, making it very difficult to find public company peers that operate in our market.

▪
For 16 years Douglas D. Wheat served as our independent Board Chair. In connection with his decision to retire, effective February 4, 2025, the Board appointed Mark G. Foletta to serve as our independent Board Chair. Mr. Foletta previously held the position of Vice Chair and has been a director on our Board since 2012.

▪
Our Board oversees the strategic direction of the Company, including the formation and implementation of the Company’s strategic initiatives and the Company’s annual operating plan. We have also had an independent Board Chair for the last 17 years and all of our committee members are independent.

2026 Notice of Annual Meeting & Proxy Statement | 59
EXECUTIVE COMPENSATION PRACTICES
WHAT WE DO
✓ Executive Compensation Philosophy. Reflects our commitment to long-term shareholder value, equal pay, corporate social responsibility and a culture of compliance and ethics.
✓ Align Pay with Performance. Design an executive compensation program that is focused on performance with variable pay comprising the majority of each executive’s compensation.

✓
Reward for Increases in Shareholder Value. Grant PRSUs based on absolute and relative TSR over a three-year performance period to reward named executive officers for above-market stock performance (relative to the Russell 2000 Index).

✓
Focus on Our Long-term Goals. Utilize PRSUs based on the Company’s achievement of certain adjusted EBITDA targets with a three-year vesting period and PRSUs, the inherent value of which is directly tied to the value of the Company’s stock performance.

✓ Strong Ownership Requirements. Maintain stock ownership guidelines requiring our directors and executive officers to hold significant multiples of their annual retainer or base salary.
✓ Cap Incentive Awards. Cap payouts for both our cash and equity incentive awards.
✓ Incentives to Achieve Objective Key Financial Metrics. 70% of our 2025 annual cash bonus incentive plan is based on pre-bonus adjusted EBITDA targets, a key financial metric for the Company.

✓
Competitive Peer Benchmarking. Review our executive compensation peer group on an annual basis to ensure that our compensation program is properly aligned with companies of similar size within the healthcare, recruitment, and staffing industries.

✓ Independent Compensation Consultant. Our Talent and Compensation Committee utilizes the services of an independent and reputable compensation consultant, FW Cook, to provide pay recommendations.
✓ “Double-trigger” Change in Control Provisions. Our equity award arrangements include “double-trigger” mechanics.

✓
Compensation Recoupment Policy Beyond Listing Standards. Maintain a Compensation Recoupment Policy that exceeds the requirements of Exchange Act Rule 10d-1 and the listing standards adopted by the NYSE.

   WHAT WE DON’T DO
✘
No Pledging or Hedging of Company Securities Permitted

✘
No Tax Gross-ups

✘
No Single-Trigger Change in Control Agreements

✘
No Excessive Perquisites

2025 Compensation Elements
COMPONENTS(1)	PURPOSE	KEY FEATURES
BASE SALARY	Attract and retain high-performance executives	▪ Fixed base of cash compensation ▪ Reviewed and approved annually ▪ Benchmarked annually to our peer group and other companies of similar revenue and market capitalization

60 | AMN Healthcare
COMPONENTS(1)	PURPOSE	KEY FEATURES
ANNUAL CASH INCENTIVE BONUS	Drive achievement of annual strategic and financial objectives
▪
70% of target values are directly tied to measurable financial metric, consolidated pre-bonus adjusted EBITDA (known as the “Financial” component)

▪
30% of target values are directly tied to non-financial factors (known as the “Leadership” component)

▪
One-year performance period captures the ability to translate strategy into near-term action, deliver on critical priorities, and position the Company for future success

▪
Payout Range: 0 – 200% of target

LONG-TERM INCENTIVE	Align with shareholders’ interests and drive achievement of our long-term strategic objectives
▪
Equity mix of:

▪
Time vested restricted stock units (35%) (vests ratably over 3 years)

▪
Performance-based restricted stock units based on relative TSR (30%) with a payout range of: 0 – 175% of target (vests at the end of all 3 annual performance periods)

▪
Performance-based restricted stock units based on adjusted EBITDA performance over 3 1-year periods (35%) with a payout range of: 0 – 200% of target (vests at the end of all 3 annual performance periods)

▪
Actual payout dependent upon long-term financial and stock performance and retention

(1)
Based on target amounts for annual cash incentive bonus and long-term incentive and actual amount for base salary and all other compensation.

As the Talent and Compensation Committee has consistently done, it based its 2025 compensation decisions on the Company’s 2025 financial goals and other actions influencing executive compensation based on the expectation that (1) we would achieve targeted adjusted EBITDA performance on a consolidated basis, and (2) our named executive officers would lead their teams to successfully execute our business strategy in a manner that reflected our core values.
The illustrations below provide an overview of the principal components of our executive compensation program aimed at driving long-term shareholder value and rewarding strong financial and operational performance. Numerous factors played a role in our 2025 compensation decisions with the overarching goal of closely linking pay to performance. In 2025, target performance-based cash incentives paid for 2025 performance and equity compensation (and actual all other compensation) granted in 2025 comprised 89.3% of Ms. Grace’s total compensation, and 68.9% – 80% of the total compensation for each of our other named executive officers, resulting in an average of 79% of total compensation at risk for our other named executive officers, as set forth in the Summary Compensation Table on page 75 below.

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Principal Components of our Compensation Program
▪
Base salary,

▪
Short-term or annual performance awards in the form of cash bonuses, and

▪
Long-term incentive awards in the form of time-based restricted stock units, which we refer to as RSUs, and performance-based restricted stock units, which we refer to as PRSUs.

We also provide:
▪
Benefits generally available to other employees, including a non-qualified deferred compensation plan,

▪
Severance agreements, and

▪
Reimbursement for each named executive officer up to $25,000 for certain financial, estate planning and personal health and wellness expenses.

In line with our core value of continuous improvement, we (1) listen to our shareholders, (2) review the latest trends in executive compensation practices, (3) evaluate whether shareholders or proxy advisory services view certain pay practices with disfavor, and (4) review our pay practices to ensure that we have designed and implemented compensation programs that we believe will create value for our shareholders that attract, incentivize, and retain executives.
Base Salary
Base salary serves as the first principal component of our executive compensation program. In setting base salaries, the Talent and Compensation Committee considers several factors.
Factors Considered by the Talent and Compensation Committee in Setting Base Salaries
▪
The salaries of similarly situated executives within our peer group and other companies of similar revenue size and market capitalization,

▪
Our operational and financial performance,

▪
Individual performance, skills, knowledge, tenure, experience, and responsibilities, and

▪
The recommendations of our CEO for our other named executive officers.

We manage salary changes to fall within our annual budget. We evaluate our operational and financial performance against our annual strategic objectives and our annual operating plan. We evaluate our stock performance against our executive compensation peer group and the Russell 2000 Index. Our CEO recommendations are particularly helpful for the Talent and Compensation Committee to evaluate the other executive officers’ performance, knowledge, skills, experience and responsibilities.
Annual Cash Performance Bonus
Annual cash performance bonus opportunities serve as the second principal component of our executive compensation program and are designed to incentivize and reward performance. The Company’s Bonus Plan is the mechanism by which the Talent and Compensation Committee provides cash bonus opportunities as a strong incentive for our executive officers to achieve annual financial targets that support our strategic objectives and individual leadership goals that support non-financial objectives discussed below. Although certain details of the Bonus Plan may change from year to year, tying consolidated adjusted EBITDA to our annual operating plan remains consistent. We refer to this financial metric of the Bonus Plan as the Financial Component. The Talent and Compensation Committee sets threshold, “target” (i.e., 100% payout) and maximum amounts for bonuses and a weight for each metric that corresponds to the level of achievement required to trigger a threshold, target, or maximum bonus for the named executive officer under such metric. The threshold level for the metric starts at a minimum performance level (i.e., 85% of targeted consolidated adjusted EBITDA). This year the Talent and Compensation Committee tied 100% of the financial component to Adjusted EBITDA to focus the team on driving profitability in a contracting market. The maximum bonus requires a performance level of 115% of the target amount. We have typically used incremental hurdles (usually 1% increments for adjusted EBITDA) of performance between the threshold level and the maximum level that increase the amount of bonus that can be earned on a straight-line basis depending on the hurdle ultimately achieved. The leadership component of the bonuses, which we refer to as the Leadership Component in this CD&A, has been based on non-financial factors, such as performance relative to direct competition, leadership, achievement of strategic objectives, and effective leadership in line with our customer’s goals, business objectives and our core values.

62 | AMN Healthcare
In setting each named executive officer’s target bonus, the Talent and Compensation Committee evaluates benchmarking data for comparable positions generally and within our executive compensation peer group, the recommendations of our CEO (except with respect to her target bonus), individual performance, knowledge, experience and responsibilities.
PRINCIPLES GOVERNING THE DESIGN OF CASH INCENTIVE BONUSES
▪
The metrics must be tied to key indicators of our success and our annual objectives,

▪
The performance goals must be reasonably achievable and viewed as fair, while at the same time encouraging stretch performance,

▪
The metrics must be simple to understand and achievable under the executive’s leadership,

▪
The portion of an individual’s target annual cash compensation attributable to target annual bonus should increase with successively higher levels of responsibility, and

▪
Payouts should reflect our performance as well as the performance of the executive, including performance relative to the Company’s objectives and furtherance of its culture of ethics.

The Talent and Compensation Committee may amend the Bonus Plan at any time and may also amend any outstanding award granted under the Bonus Plan, provided that any such amendment that would adversely impair the rights of the grantee in respect of any PRSUs already granted shall not to that extent be effective without the consent of the grantee.
Long-Term Incentives
Long-term incentives in the form of equity awards are the third principal component of our executive compensation program and serve to align the interests of our named executive officers with our shareholders. Under the AMN Healthcare 2025 Equity Plan, which we refer to in this CD&A as the Equity Plan, we grant equity awards with various vesting parameters, typically three years in length, to named executive officers and key employees to incentivize the achievement of our long-term strategic objectives. We also use the equity awards as an employee retention tool. We utilize PRSUs as part of our long-term incentive structure to strengthen the performance-based component of the long-term incentive component. In determining the target amount of PRSUs to grant each named executive officer, the Talent and Compensation Committee, uses the peer group median as the starting point, while taking into account additional factors such as the executive time in the role, the scope and responsibility of their role compared to others in their peer group, the scope of the executives role and their ability to drive the Company’s performance in the coming year and competitive positioning.
In 2025, we utilized PRSUs that pay out based on (i) the Company’s relative TSR over three years and (ii) year-over-year adjusted EBITDA performance over three annual performance periods, where such PRSUs vest and pay out at the end of three years but accrue value annually based on the Company’s achievement of annual year-over-year adjusted EBITDA performance targets (with the initial year measured against our operating plan, which is approved by our Board). We refer to these awards as our “TSR PRSUs” and “Adjusted EBITDA Performance PRSUs,” respectively.
All equity awards that we granted to our named executive officers provide for “double trigger” vesting mechanics in the event of a change in control of the Company. In addition, all equity awards that we granted to our named executive officers, other than the Absolute TSR PRSUs and Two-Year RSUs, allow for continued vesting of outstanding equity awards if a grantee terminates his or her employment at least six months after the grant date of such award, after satisfying certain age (55) and service time (15 years) requirements, which our equity agreements refer to as “retirement eligible.” Mr. Scott and Ms. Laughlin satisfy the requirements for retirement eligibility under their respective 2025 equity awards.
Additionally, in the event a named executive officer is terminated by the Company without Cause or by the named executive officer for Good Reason (in either case, other than in the event of a Change in Control), as such terms are defined in such award agreements, the equity awards for such named executive officer granted after January 1, 2024 will vest on a pro-rata basis based on a fraction equal to the number of full calendar months that have elapsed from the grant date through and inclusive of the termination date. In the event a named executive officer leaves the Company for any reason other than in the event of a Change in Control, as defined in such agreements, the equity awards for such named executive officer granted before January 1, 2024 will be forfeited unless the executive officer is retirement eligible.

2026 Notice of Annual Meeting & Proxy Statement | 63
Principles Governing the Design of Long-Term Incentives
▪
Performance periods should cover multiple years to create balance between short- and long-term objectives,

▪
Long-term incentives should function to (a) align executive and shareholder interests, (b) enhance focus on improvements in operating performance and the creation of shareholder value and (c) drive achievement of our long-term strategic objectives,

▪
Awards should support retention,

▪
Aggregate annual share usage should be carefully managed to avoid excessive levels of shareholder value transfer, and

▪
The aggregate cost of long-term incentives should be reasonable compared to members of our peer group, and the cost implications should be supported by our annual operating plan.

64 | AMN Healthcare
Our Compensation Determination Process
Roles and Responsibilities
RESPONSIBLE PARTY	PRIMARY ROLES AND RESPONSIBILITIES RELATING TO COMPENSATION DECISIONS
Talent and Compensation Committee (Comprised solely of independent directors)
The primary responsibilities of the Talent and Compensation Committee include oversight of our executive compensation programs. Specifically, they include:
▪
Review the design of, and risks associated with, the Company’s compensation policies and practices, including our Equity Plan and Bonus Plan;

▪
Approve annual performance goals and objectives for our Chief Executive Officer;

▪
Determine the annual compensation of our Chief Executive Officer, including the performance metrics and goals for performance-based long-term and short-term incentive compensation;

▪
Conduct an annual evaluation of our Chief Executive Officer’s performance and review such evaluation with the independent members of the Board;

▪
Approve the annual compensation of our other named executive officers and executives that directly report to our Chief Executive Officer (we refer to this group of executives, including the Chief Executive Officer, as the CEO Committee), including performance metrics and goals for performance-based long-term and short-term incentive compensation;

▪
Assess the performance of the Company’s independent compensation consultant; and

▪
Approve the composition of our executive compensation peer group.

Independent Members of the Board
▪
Participate in and consider the Talent and Compensation Committee’s annual evaluation of our Chief Executive Officer’s performance; and

▪
Consider the Committee’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate or necessary, ratify such actions.

Independent Compensation Consultant (FW Cook)
▪
Provide the Talent and Compensation Committee with advice regarding the design of all elements of the Company’s executive compensation program including short-term and equity incentive compensation;

▪
Review and provide an assessment of the material risks associated with the Equity Plan and Bonus Plan;

▪
Provide advice to the Talent and Compensation Committee regarding the composition of the compensation peer groups;

▪
Provide expert knowledge of marketplace trends and best practices relating to executive compensation and competitive pay levels;

▪
Provide advice and recommendations regarding the compensation of the Company’s named executive officers; and

▪
Regularly attend and actively participate in meetings of the Talent and Compensation Committee, including executive sessions.

Chief Executive Officer
▪
Recommend annual non-financial performance goals and objectives for the CEO Committee (other than herself);

▪
Conduct an annual performance evaluation for each member of the CEO Committee (other than herself) and discuss the results with the Committee; and

▪
Make recommendations to the Talent and Compensation Committee with respect to the compensation of the members of the CEO Committee (other than herself) based on the final assessment of their performance.

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The Talent and Compensation Committee generally conducts its salary and bonus structure review for a particular year in the last quarter of the previous year or early in the subject year. At that time, the Talent and Compensation Committee evaluates compensation by, among other things, reviewing (1) peer benchmarking information, (2) the individual’s performance, duties, and experience, (3) analysis and advice from its compensation consultant, (4) our financial and operational performance, and (5) the recommendations of our CEO (who does not provide a recommendation for herself).
With respect to our Bonus Plan, the Talent and Compensation Committee determines the performance metrics for the award each year. In December, the Board approves our annual operating plan and financial targets for the upcoming year. Once our annual operating plan is approved, the Talent and Compensation Committee sets the range of financial performance targets for our named executive officers under the Bonus Plan in early January of each year. These financial targets set by the Talent and Compensation Committee correspond to our annual operating plan financial targets approved by the Board. The Talent and Compensation Committee also grants annual equity awards under our Equity Plan. In addition to annual grants, the Talent and Compensation Committee utilizes the Equity Plan to grant equity awards to key employees upon their initial employment, promotion, or as special retention awards. In the Talent and Compensation Committee’s discretion, it may authorize our CEO to grant equity awards to employees that do not serve on the CEO Committee within certain individual and aggregate thresholds that the Talent and Compensation Committee approves. The Talent and Compensation Committee regularly reviews any awards granted by our CEO.
ROLE & SELECTION OF OUR PEER GROUP
On an annual basis, the Talent and Compensation Committee reviews potential peer companies to help assess the competitiveness of compensation and practices for our executives and approves an appropriate executive compensation peer group. Accordingly, to understand our position within the marketplace and make compensation decisions that will help attract and retain a strong management team, the Talent and Compensation Committee reviews (1) compensation information for companies comparable in size and industry, (2) our financial performance against our internal financial targets, our designated peer group, and the Russell 2000, and (3) internal compensation comparability among senior executives. The Talent and Compensation Committee believes an important factor to consider in ensuring that our compensation program remains competitive is the proper identification and selection of the executive compensation peer group, as we may compete for executive talent with such peer companies. Each July, the Talent and Compensation Committee, composed of entirely independent directors, evaluates our executive compensation peer group for the upcoming year primarily using industry, revenue and market capitalization of companies. We maintain a robust peer group selection process that begins with our independent compensation consultant, FW Cook. Each year FW Cook makes appropriate recommendations to the Committee.
When evaluating our 2025 executive compensation peer group, the Committee reviewed (1) our 2024 executive compensation peer group, (2) the peers that Institutional Shareholder Services lists for us that were not in our 2024 executive compensation peer group, (3) peers that Glass Lewis lists for us that were not in our 2024 executive compensation peer group, (4) companies that were not in our 2024 executive compensation peer group that disclosed us in their proxy statement as part of their peer group, and (5) companies within our GICS code that met Institutional Shareholder Services’ recommended revenue and market capitalization band criteria. During the annual review process, the Committee targets to position the Company competitively around the median on revenue and market capitalization.
The Committee selects comparable peers from the healthcare, commercial and professional services industries, and targets companies operating in the healthcare and employment services, healthcare technology and diversified support services sectors. However, as a tech-enabled healthcare staffing company with over 20 solutions, most of our direct competitors are private, creating significant challenges in selecting peers that operate in the same markets. As a result, the difficult business environment we have faced is not necessarily the same market environment as that faced by our executive compensation peer companies.
Our 2025 executive compensation peer group, as determined by our Talent and Compensation Committee, was as follows:
Our 2025 Executive Compensation Peer Group
▪ Insperity, Inc. ▪ ASGN Incorporated ▪ Amedisys, Inc. ▪ Kelly Services ▪ Alight, Inc.	▪ Premier, Inc. ▪ Cross Country Healthcare, Inc. ▪ Korn Ferry ▪ Evolent Health, Inc.	▪ Robert Half International Inc. ▪ Encompass Health ▪ Option Care Health ▪ Teledoc Health	▪ TriNet Group, Inc. ▪ Pediatrix Medical Group, Inc. ▪ R1 RCM, Inc.
Benchmarking
The principal components of our executive compensation program – (1) base salary, (2) annual cash performance bonuses, and (3) long-term equity incentive awards – reflect the implementation of our executive compensation philosophy. The Talent and

66 | AMN Healthcare
Compensation Committee receives benchmarking information for each of these components utilizing a blend of companies, including those within our executive compensation peer group, that are similar in terms of business type, revenue, and market capitalization. The Talent and Compensation Committee considers benchmarking data as a reference point rather than determinative data. Compensation for specific individuals may vary upward or downward from the median for individual named executive officers based on, among other things, individual performance, tenure, experience, scope of responsibilities, internal parity considerations, the recommendations of our CEO (for compensation other than her own) and succession planning and retention considerations.
Our 2025 Compensation Program and Results
Our named executive officers’ 2025 direct compensation consisted of: (1) a base salary, (2) cash incentive bonus based on performance, (3) long-term equity incentives, (4) reimbursement for certain financial, estate planning and personal health and wellness expenses, and (5) certain other additional compensation, such as matching deferred compensation contributions. We discuss each component of our 2025 compensation program for our named executive officers in more detail below.
Base Salary
In late 2024, the Talent and Compensation Committee reviewed annual base salary levels for the named executive officers and, after careful consideration, did not approve any increases from the previous year given the current operating environment. In making its determinations, the Talent and Compensation Committee considered, among other things, (1) the salaries for similarly situated executives within our executive compensation peer group and other companies of similar revenue size and market capitalization, (2) Company operational and financial performance in the last fiscal year and (3) individual performance.
Named Executive Officer	2024 Salary ($)	2025 Salary ($)	Increase %
Cary Grace	1,060,000	1,060,000	–
Brian Scott	630,000	630,000	–
Mark C. Hagan	550,000	550,000	–
Whitney M. Laughlin	500,000	500,000	–
Senior Management Incentive Bonus Plan
Target Bonus Levels
In December 2024, the Talent and Compensation Committee reviewed and set the 2025 target bonus levels for our named executive officers, which we express as a percentage of annual base salary. In light of challenging market conditions, the Talent and Compensation Committee made no adjustments.
The table below shows 2025 target bonus information for each named executive officer both in dollar amount and as a percentage of salary together with, for comparative purposes, the same figures for 2024.
Named Executive Officer	2024 Bonus Target (% of Salary)	2025 Bonus Target (% of Salary)	2024 Bonus Target ($)	2025 Bonus Target ($)
Cary Grace	125	125	1,325,000	1,325,000
Brian Scott(1)	–	100	–	630,000
Mark C. Hagan	90	90	495,000	495,000
Whitney M. Laughlin	70	70	350,000	350,000

(1)
Mr. Scott joined the Company effective November 21, 2024 and was not eligible to participate in the 2024 Bonus Plan.

Structure of our Senior Management Incentive Bonus Plan
In 2025, and consistent with previous years, the Financial Component comprised 70% of our named executive officers’ total target bonuses and the Leadership Component comprised the remaining 30%.
For 2025, the Talent and Compensation Committee tied the Financial Component of the Bonus Plan to the achievement of our 2025 annual operating plan Pre-Bonus Adjusted EBITDA target. We use Pre-Bonus Adjusted EBITDA, which we refer to as Pre-Bonus

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AEBITDA(1), solely to determine annual incentive plan bonuses. Pre-Bonus AEBITDA excludes from Adjusted EBITDA the payment of bonuses, the impact of acquisitions and dispositions that were not included in the Company’s operating plan, and certain increases to the Company’s legal expense accruals not contemplated by its 2025 annual operating plan. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of our 2025 net income to adjusted EBITDA and Pre-Bonus AEBITDA, please see Exhibit A to this proxy statement (page 111).
In 2025, the weighting of the performance metrics reflected below was consistent for each of our named executive officers:
Pre-Bonus AEBITDA	Leadership Component
70%	30%

(1)
Under no circumstances should Pre-Bonus AEBITDA be used to substitute for any other financial metric and is used by us solely to determine bonus amounts.

Rationale for 2025 Senior Management Incentive Bonus Plan Performance Objectives
In 2025, the Talent and Compensation Committee continued to utilize the Financial and Leadership Components as the annual performance metrics under the Bonus Plan for a variety of reasons, which are described in more detail below.
▪
Financial Component

▪
Pre-Bonus AEBITDA (70%): The Talent and Compensation Committee chose Pre-Bonus AEBITDA because adjusted EBITDA is widely accepted among management, the Board, shareholders, and financial analysts as a measurement of our profitability and performance. Adjusted EBITDA is routinely an area of focus during our earnings calls and meetings with investors. Furthermore, the Talent and Compensation Committee believes Pre-Bonus AEBITDA remains an objective measure of management’s performance because it excludes items over which management has less control, such as amortization, interest expense and taxes.

▪
The actual consolidated Pre-Bonus AEBITDA target that the Talent and Compensation Committee established as the basis for paying “target” pay outs under the 2025 Financial Component for each named executive officer represented performance that the Talent and Compensation Committee believed was at or above anticipated performance of those in our market sector. Due to the significant demand pressures and continued uncertainty that we saw as we exited 2024, our 2025 target was below our 2024 Pre-Bonus AEBITDA. However, tying our 2025 Pre-Bonus AEBITDA target to the achievement of our operating plan, which was approved by the Board, ensured the rigor of the goal. The threshold for a named executive officer to receive a bonus under the Financial Component required achievement of 85% of our 2025 annual operating plan target for Pre-Bonus AEBITDA. Receipt of the target bonus amount for the Pre-Bonus AEBITDA metric required the Company to meet 100% of our 2025 annual operating plan for that metric.

▪
Leadership Component (30%): The Talent and Compensation Committee uses the Leadership Component to focus on the executive’s contribution to achieving our strategic goals that will fuel our financial success and create long-term value. While the specific measures may differ slightly for each named executive officer, we generally measure the Leadership Component based upon our named executive officers’ leadership, personal performance, execution on our strategic and operational initiatives and achievement of other company-identified objectives.

2025 Payouts Under Senior Management Incentive Bonus Plan
Financial Component
We have included a table below ($ in thousands) that summarizes how we performed against the target financial performance metric that we utilized when determining the Financial Component portion of our named executive officers’ bonuses for 2025.
Metric	2025 Target	2025 Results	$ Variance From 2025 Target	% Variance From 2025 Target
Pre-Bonus AEBITDA	250,169	243,438	(6,731)	(3)
Leadership Component
With respect to the Leadership Component, the Talent and Compensation Committee believes our named executive officers demonstrated strong leadership in 2025, helping us to accelerate execution of our long-term strategy. The Talent and Compensation Committee’s

68 | AMN Healthcare
evaluation included an analysis of our named executive officers’ performance against targets, which included milestones aligned with advancing AMN Healthcare’s technology, innovation and growth strategy. Specific achievements of the Company under the leadership of our named executive officers in 2025 include:
▪
Improved the Company’s ability to better fill demand across all market segments, with a strong footprint in growth areas

▪
Expanded the delivery of the Company’s value proposition with service line expansions to current clients and improved the Company’s client engagement scores to the highest levels in several years

▪
Completed the development and deployment of the Company’s Labor Disruption event management technology

▪
Advanced the Company’s digital strategy and achieved productivity gains in the Company’s core staffing businesses

▪
Reached more than 340K registered users on the Company’s Passport app at year end with nearly a third of Nurse and Allied bookings aided by the Passport

▪
Achieved AEBITDA of $234 million and cash flow from operations of $269 million in 2025, which allowed us to reduce debt by $285 million during the year

▪
Maintained a strong culture and employee engagement with voluntary turnover of less than 17% and a 15 point increase in employee engagement.

Payouts
The 2025 annual operating plan did not reflect the potential financial impact of any divestitures. As such, the Talent and Compensation Committee adjusted the Pre-Bonus ABITDA target to exclude the financial impact of the Company’s divestiture of SmartSquare. Excluding the impact of such divestiture, the Company’s 2025 Pre-Bonus AEBITDA results were 97.3% of the target amount approved by the Committee in January 2025. As a result of our leadership’s strong performance despite challenging market conditions, the Company’s named executive officers earned an 85% payout of their target annual incentive compensation based on the Pre-Bonus AEBITDA target.
The Company and its Talent and Compensation Committee believe that the Bonus Plan is working as intended to align pay and performance. The tables below set forth metrics and summary calculations for bonus amounts for Ms. Grace, Mr. Scott, Mr. Hagan and Ms. Laughlin under the Leadership Component together with the results of the Financial Component, which made up 70% of the total target bonus amount.
Financial Metric (70% Weighting)	Financial Metric Weighting	Threshold	Target	Maximum	Results	Payout
Pre-Bonus AEBITDA	70%	$212,644 (85%)	$250,169 (100%)	$287,694 (115%)	$243,438	85%
Named Executive Officer	Target Bonus as a Percentage of Base Salary	Weighted Financial Payout as % of Target (70% Weighting)	Leadership Payout as % of Target (30% Weighting)	Payout as a % of Target	Total Bonus Payout
Cary Grace	125%	85%	90%	87%	$1,146,125
Brian M. Scott	100%	85%	100%	90%	$563,850
Mark C. Hagan	90%	85%	100%	90%	$443,025
Whitney M. Laughlin	70%	85%	110%	93%	$323,750
Long-Term Incentive Compensation
2025 Long-Term Incentive Equity Awards
In 2025, the Talent and Compensation Committee granted equity awards to each named executive officer. The Committee believes these awards serve as a key component of our executive officers’ total compensation package. Consistent with prior years, we used a mix of RSUs and PRSUs.

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In October 2024, the Talent and Compensation Committee responded to the challenging industry environment by approving additional awards for Mr. Hagan and Ms. Laughlin made up, respectively, of 50% RSUs vesting on the first and second anniversaries of the grant date, and 50% PRSU awards, which will be earned at the end of the performance period on December 31, 2027 based on the Company’s Absolute TSR performance. Ms. Grace did not receive the October Absolute TSR PRSU and RSU awards, but on January 15, 2025, simultaneously with her annual 2025 equity awards, the Talent and Compensation Committee awarded Ms. Grace a one-time equity grant with a target value of approximately $2 million, comprised of 76,569 Absolute TSR PRSUs which will vest on December 31, 2027. The Talent and Compensation Committee, in consultation with our compensation consultant, believed that this award better aligned Ms. Grace’s compensation with shareholders and achieved the Committee’s goal of creating competitive and retentive compensation for Ms. Grace, as the Company stabilizes under a newer management team and puts the Company in a position to return to growth. In making this determination, the Committee considered (i) the competitiveness of Ms. Grace’s compensation given benchmarking data and our executive compensation peer group, (ii) the current operating environment, (iii) when Ms. Grace joined the Company, and (iv) recent operational goals and achievements. Mr. Grace’s Absolute TSR PRSU award is discussed in more detail below in “Q4 2024 and Q1 2025 – Absolute TSR PRSUs.”
Each of our named executive officers received PRSU grants in January 2025. The PRSUs represented approximately 70% or more of the AGD Fair Value of the total equity grant value for Mr. Scott, Mr. Hagan and Ms. Laughlin and 76% for Ms. Grace.
Aggregate Grant Date Fair Value for 2025 Annual Awards
The chart below reflects the aggregate grant date fair value of each equity award type that we granted to each named executive officer in 2025.
Named Executive Officer	Intended AGD Fair Value of 2025 TSR PRSU Award(s) ($)	Intended AGD Fair Value of 2025 Adjusted EBITDA Performance PRSU Award ($)	Intended AGD Fair Value of 2025 RSU Award(s) ($)	Intended AGD Fair Value of One-Time Absolute TSR PRSU Award(s) ($)	Intended Total AGD Fair Value of 2025 Awards ($)
Cary Grace	2,086,235	2,012,494	2,012,494	2,251,894	8,363,117
Brian M. Scott	725,622	699,990	699,990	–	2,125,602
Mark C. Hagan	544,232	524,986	524,986	–	1,594,204
Whitney M. Laughlin	290,249	279,980	279,980	–	850,209
To provide further clarity on our equity compensation practices, the chart below reflects the change in the AGD Fair Value of the 2025 equity awards granted as part of our equity awards granted to our named executive officers in January 2025 against the AGD Fair Value for those officers of all 2024 equity awards.
Named Executive Officer	AGD Fair Value of 2024 Equity Awards ($)	AGD Fair Value of 2025 Equity Awards ($)	Variance ($)	% Increase (Decrease)
Cary Grace(2)	7,871,055	8,363,117	492,062	6%
Brian M. Scott(1)	2,196,114	2,125,602	(70,512)	-3%
Mark C. Hagan	3,313,521	1,594,204	(1,719,317)	-52%
Whitney M. Laughlin	1,435,182	850,209	(584,972)	-41%
Total	14,815,872	12,933,133	(1,882,739)	-13%

(1)
Mr. Scott became Chief Financial and Operating Officer effective November 21, 2024.

(2)
The primary driver for the year over year increase for Ms. Grace was the one-time grant of Absolute TSR PRSUs.

Annual LTI Grant – TSR PRSUs
TSR PRSUs represented approximately 35% of the January 2024 equity grant value that we awarded to Mr. Hagan and Ms. Laughlin, and 25% of the total 2024 equity granted value that we awarded to Ms. Grace, based on the AGD Fair Value. Including the Absolute TSR PRSU for Ms. Grace, TSR PRSUs represented 52% of her total 2025 equity grant value.
Each of our executive officers has historically received a TSR PRSU grant in January that can be earned at the end of an approximately three-year performance period based on our stock performance against two measures:

70 | AMN Healthcare
1.
a relative basis, which we refer to as Relative TSR, against a broader market (companies in the Russell 2000 Index at the beginning of the performance period); and

2.
an absolute TSR, which we refer to as Absolute TSR.

We refer to the determination of our Relative TSR and Absolute TSR collectively as the “TSR Measurement.” The number of TSR PRSUs earned if the Company’s Relative TSR exceeds the 50th percentile but its Absolute TSR is negative is capped at the target number of TSR PRSUs granted.
The table below discloses the percentage of the January 2025 target TSR PRSUs that may be earned depending on the actual results of the Company’s TSR Measurement as of December 31, 2027.(1)
Relative TSR Percentile Rank	% of 2025 TSR PRSUs Earned if Absolute TSR is Negative(2)	% of 2025 TSR PRSUs that are Earned if Absolute TSR is Positive
<25.0%	0	0
25.0%	25.00	25.00
37.5%	62.50	62.50
50.0%	100.00	100.00
62.5%	100.00	137.50
75.0%	100.00	175.00

(1)
As set forth in the Grants of Plan-Based Awards Table, the target number of TSR PRSUs that we granted in January 2025 for each named executive officer is as follows: (i) for Ms. Grace, 66,041; (ii) for Mr. Scott, 22,970; (iii) for Mr. Hagan, 17,228; and (iv) for Ms. Laughlin, 9,188.

(2)
For each one percentile above the 25th percentile, an additional 3% of the TSR PRSUs will be earned if Absolute TSR is positive, and the maximum payout cannot exceed 175%. If Absolute TSR is negative, for each one percentile above the 25th percentile, an additional 1.5% of the TSR PRSUs will be earned up to the 50th percentile with the maximum payout of 100%.

Annual LTI Grant – Adjusted EBITDA Performance PRSUs
In 2025, the Talent and Compensation Committee determined it best to dedicate a significant portion of the PRSUs to focus our named executive officers on achieving an adjusted EBITDA performance target of $240 million in 2025 with a compound year-over-year adjusted EBITDA performance rate target of 3% for each of the second and third years of the performance period of 2026 and 2027(1) by issuing Adjusted EBITDA Performance PRSUs. For these awards, the number of shares that could ultimately be earned ranges from 0% to 200% of the target number of PRSUs depending on actual adjusted EBITDA performance in 2025 and compound year-over-year adjusted EBITDA performance for each of the second and third years of the performance period of 2026 and 2027.
(1)
As set forth in the Grants of Plan-Based Awards Table, the target number of Adjusted EBITDA Performance PRSUs that we granted in 2025 for each named executive officer is as follows: (i) for Ms. Grace, 32,315; (ii) for Mr. Scott, 9,083; (iii) for Mr. Hagan, 6,812; and (iv) for Ms. Laughlin, 2,270.

Annual LTI Grant – Time-Vested RSUs
RSUs that we granted in 2025 vest ratably on each of the first three anniversaries of the grant date.
2025 – One-Time Grant of Absolute TSR PRSUs
In light of a challenging industry and competitive environment, the Company’s ongoing multi-year transformation, and the Talent and Compensation Committee’s continued focus on executive retention and alignment with shareholder interests, the Committee approved a one-time equity award to Ms. Grace with a target value of approximately $2.0 million. The award is entirely performance-based and earned solely based on the achievement of rigorous Absolute TSR goals, reinforcing alignment with the experience of shareholders.
Ms. Grace’s Absolute TSR PRSUs were granted in January 2025 and can be earned based on the Company’s absolute TSR over the performance period beginning on January 15, 2025 and ending on December 31, 2027.
At the end of the performance period, TSR for the Absolute TSR PRSUs will be determined using the average closing price of our Common Stock for the 10-day period leading up to the grant date, compared to the average closing price for the six-month period ending on the last day of the performance period, which we refer to as the Absolute TSR for this award. The percentage of the Absolute TSR PRSUs that may be earned will depend on the Compounding Annual TSR Growth Rate of the Company’s Absolute TSR over the approximately 3-year performance period, which we refer to as the “Compounding Annual TSR Growth Rate.”

2026 Notice of Annual Meeting & Proxy Statement | 71
The table below discloses the percentages of the 2025 target Absolute TSR PRSUs that may be earned depending on the actual results of the Company’s Compounding Annual TSR Growth Rate and Total Absolute TSR, as of December 31, 2027.
3-Year Compounding Annual TSR Growth Rate	3-Year Total Absolute TSR(1)	Payout
0%	0%	0%
1%	3.0%	10.0%
10%	33.1%	100.0%
18% or higher	64.3%	200.0%

(1)
Linear interpolation will be applied between percentage points. In the event of a Change-In-Control before the end of the performance period, Compounding Annual Growth Rate and Absolute TSR will be revised to reflect the amount of time in the truncated performance period.

Results of our 2023 Performance Restricted Stock Unit Awards
In early 2026, the Talent and Compensation Committee certified the TSR Measurement for the 2023 TSR PRSU awards for the period January 1, 2023 through December 31, 2025. The Company’s relative TSR percentile rank compared to the Russell 2000 was 10th percentile, resulting in 0% of the 2023 TSR PRSUs being earned.
The Talent and Compensation Committee also reviewed the Company’s year-over-year adjusted EBITDA performance results approving an accrual of 0% of the target number of PRSUs allocated for the third period under the Company’s 2023 Adjusted EBITDA Performance PRSU awards, and accordingly approved the issuance of 0% of the target number of PRSUs.
Named Executive Officer(1)	Number of 2023 TSR PRSUs Earned	Number of 2023 Adjusted EBITDA Performance PRSUs Earned
Cary Grace	0	0
Mark C. Hagan	0	0
Whitney M. Laughlin	0	0

(1)
Mr. Scott was not employed by the Company when it issued the 2023 TSR PRSUs and Adjusted EBITDA Performance PRSUs and therefore did not receive any of these awards.

Additional Compensation Practices
OTHER COMPENSATION ELEMENTS
Retirement Benefits and Health Plans
Retirement plans and other customary employee benefits serve as the fourth component of our executive compensation program. We adopted our 2005 Amended and Restated Executive Nonqualified Excess Plan (the “Deferred Compensation Plan”), primarily based on our review of peer market data indicating that a deferred compensation plan was a significant component of executive compensation. During 2025, our named executive officers were not eligible to participate in our 401(k) if they exceeded the compensation threshold set by the Internal Revenue Service, which is primarily designed to assist us in satisfying discrimination testing performed on our 401(k) plan. The Deferred Compensation Plan serves as the only retirement plan for our named executive officers. The Deferred Compensation Plan is not intended to be tax qualified. We describe the Deferred Compensation Plan more fully in the section entitled “Nonqualified Deferred Compensation” below.
In addition, all equity awards, other than the Absolute TSR and Two-Year RSU awards, allow for continued vesting of outstanding equity awards if a grantee terminates his or her employment (other than for Cause or due to a Change in Control) after satisfying certain age and service time requirements, which our equity agreements refer to as “retirement eligible.”
We also offer healthcare insurance and other employee benefits to our named executive officers, which are generally the same as those programs provided to all eligible employees. We offer these plans to support our objective of attracting and retaining strong talent.

72 | AMN Healthcare
Perquisites
In addition to the benefits described above, the Company reimburses each named executive officer up to $25,000 in connection with annual expenses incurred in connection with financial, estate planning and personal health and wellness services. The Talent and Compensation Committee approved this limited perquisite to attract and retain talent and provide market-competitive compensation. The Talent and Compensation Committee believes that its approval of this perquisite remains consistent with the Company’s philosophy and commitment to align pay with performance.
Severance Arrangements
Severance arrangements serve as the fifth component of our executive compensation program. We are party to a severance agreement with each of our current named executive officers. We entered into these agreements in support of our objectives regarding attraction and retention of strong management. In determining the appropriate severance levels, we considered survey data, advice from our compensation consultant and the Talent and Compensation Committee’s experience. We describe the terms of these agreements more fully in the section entitled “Termination of Employment and Change in Control Arrangements” below.
Equity Ownership
The Board believes that all named executive officers should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our shareholders. Accordingly, our named executive officers are subject to meaningful equity ownership requirements as set forth below. These requirements and policies are contained in the Corporate Governance Guidelines posted on the Company’s website.
Named executive officers who have not met the equity ownership requirements are required to retain 50% of net vested shares from equity awards issued subsequent to the initial assessment of ownership until they have reached the requirements. As noted below, as of March 3, 2026, none of our named executive officers met the ownership requirements. However, all of our named executive officers are in compliance with our ownership guidelines through retention of at least 50% of the net vested shares from equity awards issued.
Level	Required Ownership as a Multiple of Base Salary	Shares Held as Multiple of Base Salary(1)	Meets Equity Multiple Requirement
Cary Grace	5x Base Salary	1.6x	–(2)
Brian M. Scott	2x Base Salary	0.4x	–(3)
Mark C. Hagan	2x Base Salary	1.7x	–(4)
Whitney M. Laughlin	2x Base Salary	1.0x	–(5)
Additionally, other CEO Committee Members are subject to equity ownership requirements amounting to 1.5 times their annual base salary.
(1)
The value of unvested RSUs and vested or unvested stock appreciation rights and options are not considered when determining whether a named executive officer satisfies our equity ownership requirements. Our Chief Executive Officer, Named Executive Officers and other CEO Committee Members are subject to equity ownership requirements, which requires them to retain 50% of net vested shares from equity awards issued by the Company until they have reached the applicable ownership requirements reflected above.

(2)
Ms. Grace joined the Company on November 28, 2022, and does not yet meet the required equity ownership as a multiple of her base salary.

(3)
Mr. Scott joined the Company on November 21, 2024, and does not yet meet the required equity ownership as a multiple of his base salary.

(4)
Mr. Hagan joined the Company on June 27, 2018, and does not yet meet the required equity ownership as a multiple of his base salary.

(5)
Ms. Laughlin was promoted to Chief Legal Officer on August 19, 2023, and does not yet meet the required equity ownership as a multiple of her base salary.

CLAWBACK POLICY
The Company has adopted a Compensation Recoupment Policy consistent with the requirements of the Exchange Act Rule 10d-1 and in accordance with the final listing standards adopted by the NYSE.
Under the Company’s Compensation Recoupment Policy, if we are required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we

2026 Notice of Annual Meeting & Proxy Statement | 73
will seek recoupment of all incentive-based compensation received by a current or former executive officer (i) on or after December 1, 2023, (ii) after beginning service as an executive officer, (iii) who served as an Executive Officer at any time during the applicable performance period relating to any incentive-based Compensation, and (iv) during the three completed fiscal years of the Company immediately preceding the restatement date.
In addition, in the event that the Talent and Compensation Committee concludes that an executive officer engaged in fraud, embezzlement, or intentional breach of Company policy that is materially detrimental to the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole discretion, request repayment or return of incentive-based compensation, as well as (i) the portion of an annual bonus, if any, that is not based upon the attainment of a financial reporting measure and (ii) equity compensation awards that do not contain vesting terms based on the attainment of a financial reporting measure, which include time-based awards, for the three completed fiscal years of the Company immediately preceding the date the Committee concludes an executive officer engaged in fraud, embezzlement, or intentional breach of Company policy that is materially detrimental to the Company. The Committee shall have the discretion to determine the amount of incentive-based compensation and/or additional compensation to be recovered as well as the manner, method and timing of such recovery.
If we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws caused by misconduct, we can seek recoupment from all of our current or former executive officers who participated in the misconduct of:
1.
all or any portion of the bonus and equity or cash incentive compensation received by such individuals during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such defective financial statement; and

2.
any profits realized by such individuals from the sale of securities of the Company during that 12-month period.

No Pledging or Hedging Policy
Our Corporate Governance Guidelines prohibit named executive officers (and directors) from pledging, hypothecating, or otherwise placing a lien on any shares of our Common Stock (or any other equity interests) that they own.
Securities Trading Policy
The Company has adopted a Securities Trading Policy (the “Securities Trading Policy”) governing the purchase, sale and other dispositions of Company securities by our directors, officers and other team members, that is reasonably designed to promote compliance with insider trading laws, rules and regulations and any NYSE listing standards applicable to us. The Securities Trading Policy prohibits our directors, officers and other team members from trading in Company securities while in possession of material, non-public information. In addition, the Securities Trading Policy prohibits our directors, officers and certain covered persons (e.g., finance and accounting, audit and legal team members) from trading in Company securities during certain blackout periods and requires such persons to obtain pre-clearance from the Chief Legal Officer prior to any purchase or sale of Company securities. The Securities Trading Policy also prohibits our directors, officers and other team members from holding Company securities in a margin account, pledging Company securities as collateral, and engaging in “in and out” or “short swing” trades, puts or calls, and hedging transactions. The foregoing summary of the Securities Trading Policy does not purport to be complete and is qualified by reference to the Securities Trading Policy, a copy of which was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and any applicable NYSE listing standards.
Policies and Practices Related to the Granting of Equity Awards
Stock options are not part of our compensation program and we have not historically granted options to employees. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) we do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) we do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options are not an element of employee compensation, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2025.
Tax Deductibility of Executive Compensation
In developing the compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code (the “Code”) is considered. Section 162(m) of the Code generally disallows a tax deduction

74 | AMN Healthcare
to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer during the applicable taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, the scope of the executives potentially affected by the limitations of Section 162(m) of the Code has been expanded, and previously available exceptions for qualified performance-based compensation have been eliminated. Therefore, some of the compensation we provide to our named executive officers is likely not to be fully deductible for tax purposes under Section 162(m) of the Code; however, because many different factors influence a well-rounded, comprehensive executive compensation program, our Talent and Compensation Committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Our 2026 Executive Compensation Program
The Talent and Compensation Committee believes it has designed the 2026 compensation structure to provide for important short-and long-term performance components that are aligned with shareholders’ interests, consistent with the market environment and tailored specifically to us. Additional discussion of the Company’s 2026 executive compensation decisions will be provided in next year’s proxy statement.
Base Salary
2026 base salary for our named executive officers is based on executive compensation market and peer group competitive analyses, the Talent and Compensation Committee’s recognition that the Company achieved numerous business objectives and goals in the current environment, and the individual performance and commitment to maintain a pay for performance environment.
Bonus Plan
In alignment with our business focus, feedback we received from shareholders and careful consideration of the factors set forth above in the subsection of this CD&A entitled “Principal Components of our Compensation Program – Annual Cash Performance Bonus,” the Talent and Compensation Committee decided to modify the 2026 bonus structure for named executive officers, with 45% of the bonus earned for achieving 2026 Pre-Bonus AEBITDA target, 25% of the bonus earned for achieving the consolidated revenue target, and consistent with our 2025 bonus structure 30% earned for individual and leadership contribution. The target goal for each of the Pre-Bonus AEBITDA and consolidated revenue target is consistent with the target under our 2026 annual operating plan.
Long-Term Equity Incentives
The Talent and Compensation Committee continues to believe that aligning its pay for performance philosophy, goals and objectives is the foundation upon which it evaluates its annual long-term incentive award strategy. In 2026, the Committee utilized a combination of (1) TSR PRSUs, (2) Adjusted EBITDA Performance PRSUs and (3) time-vested RSUs. For our 2026 annual awards, the Committee targeted an allocation of 25% TSR PRSUs, 35% Adjusted EBITDA Performance PRSUs and 40% time-vested RSUs (as a percentage of the estimated AGD Fair Value of all 2026 equity awards).
Peer Group
Following the vote result at the 2025 Annual Meeting and throughout fiscal 2025, the Talent and Compensation Committee, in consultation with its compensation consultant, FW Cook, engaged in an in-depth review of our peer group. In evaluating the 2026 peer group, the Talent and Compensation Committee carefully considered the proxy advisory firm-selected peer groups against AMN-selected peers, bearing in mind the lack of direct competitor publicly traded peers. The Talent and Compensation Committee also considered that the Company is in the midst of a multi-year turnaround following a historic downturn, and as a result, the Company’s market capitalization was relatively small relative to peers considered, while comparable in revenue. As a result of that review, which culminated in July 2025, the Talent and Compensation Committee took the following actions:
▪
Removed R1 RCM, due to the company being acquired, and

▪
Added Astrana Health and Privia Health based on comparability of size and health care services focus, and Kforce based on its focus on HR and employment services.

2026 Notice of Annual Meeting & Proxy Statement | 75
Executive
Compensation Disclosure
Summary Compensation Table
The following table shows the compensation earned or accrued by our named executive officers for the three fiscal years ended December 31, 2025, 2024 and 2023.
Named Executive Officer and Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Cary Grace PEO,(8) President & CEO	2025	1,060,000	–	8,363,117(5)	1,146,125	100,538	10,669,780
	2024	1,060,000	–	7,871,055(6)	463,750	167,937	9,562,742
	2023	1,060,000	–	4,772,195(7)	596,250	232,035	6,660,480
Brian M. Scott PFO,(11) CFO & COO	2025	630,000	–	2,125,602(9)	563,850	57,623	3,377,075
	2024	53,308	–	2,196,144(10)	–	4,132	2,253,554
Mark C. Hagan Chief Information & Digital Officer	2025	550,000	–	1,594,204(12)	443,025	54,854	2,642,083
	2024	550,000	–	3,313,521(13)	247,500	84,972	4,195,993
	2023	550,000	–	1,355,624(14)	222,800	174,708	2,303,132
Whitney M. Laughlin Chief Legal Officer & Corporate Secretary	2025	500,000	–	850,209(15)	323,750	40,784	1,704,243
	2024	442,308	–	1,435,182(16)	147,300	55,942	2,080,732
	2023	361,885	–	315,807(17)	105,700	31,073	814,465

(1)
Salary includes all salary amounts deferred by the named executive officers under the Deferred Compensation Plan.

(2)
This column reflects the dollar amounts for the years shown of the grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures, of RSUs and PRSUs granted to our named executive officers. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date. For additional information on the valuation assumptions used in the calculation of these amounts for 2025, refer to notes 1(r) and 12 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 20, 2026, and notes 1(r) and 11 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on February 20, 2025, and notes 1(p) and 11 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 22, 2024.

(3)
This column consists of cash awards paid to our named executive officers pursuant to our Bonus Plan and generally sets forth bonus amounts in the fiscal year for which they are earned, although we typically pay them in the following fiscal year.

(4)
This column consists of compensation received by our named executive officers in 2025 in the form of matching contributions to the Deferred Compensation Plan and 401(k) Plan as follows: (1) $45,713 for Ms. Grace to the Deferred Compensation Plan, (2) $18,900 for Mr. Scott to the 401(k) plan, (3) $23,925 for Mr. Hagan to the Deferred Compensation Plan, and (4) $15,000 for Ms. Laughlin to the Deferred Compensation Plan. This column also reflects Company-paid life insurance premiums, disability premiums, contributions to health care saving accounts, reimbursements for certain financial and estate planning and personal health and wellness expenses incurred by our named executive officers as follows: (1) $54,825 for Ms. Grace, which includes $28,131 of disability premiums and $20,000 of reimbursements for financial and estate planning expenses, (2) 38,723 for Mr. Scott including $20,000 reimbursements for financial and estate planning expenses, (3) $30,929 for Mr. Hagan, including $20,000 of reimbursements for financial and estate planning expenses, and (4) $25,784 for Ms. Laughlin, including $17,341 of reimbursements for financial and estate planning expenses.

(5)
77,048 RSUs with an AGD Fair Value of $2,012,494, 66,041 TSR PRSUs with an AGD Fair Value of $2,086,235, 76,569 Absolute TSR PRSUs with an AGD Fair Value of $2,251,894, and 77,048 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $2,012,494 comprise the amount of Ms. Grace’s 2025 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs, the Absolute TSR PRSUs, and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $3,650,888, $4,503,789, and $4,024,988, respectively.

(6)
32,315 RSUs with an AGD Fair Value of $2,490,194, 27,699 TSR PRSUs with an AGD Fair Value of $2,890,668 and 32,315 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $2,490,194 comprise the amount of Ms. Grace’s 2024 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $5,058,642 and $4,980,388, respectively.

76 | AMN Healthcare
(7)
14,827 RSUs with an AGD Fair Value of $1,539,932, 12,709 TSR PRSUs with an AGD Fair Value of $1,692,330 and 14,827 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $1,539,932 comprise the amount of Ms. Grace’s 2023 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $2,961,578 and $3,079,864, respectively.

(8)
“PEO” refers to our principal executive officer.

(9)
26,799 RSUs with an AGD Fair Value of $699,990, 22,970 TSR PRSUs with an AGD Fair Value of $725,622 and 26,799 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $699,990 comprise the amount of Mr. Scott’s 2025 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $1,269,823 and $1,399,980, respectively.

(10)
37,009 RSUs with an AGD Fair Value of $999,983, and 37,009 Absolute TSR PRSUs with an AGD Fair Value of $1,196,131 comprise the amount of Mr. Scott’s 2024 stock awards. Assuming the highest level of performance conditions will be achieved for the Absolute TSR PRSUs, the AGD Fair Value of such award would equal $2,392,262.

(11)
“PFO” refers to our principal financial officer.

(12)
20,099 RSUs with an AGD Fair Value of $524,986, 17,228 TSR PRSUs with an AGD Fair Value of $544,233, and 20,099 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $524,986 comprise the amount of Mr. Hagan’s 2025 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $952,407 and $1,049,972, respectively.

(13)
6,812 RSUs with an AGD Fair Value of $524,933, 18,661 RSUs with an AGD Fair Value of $749,986, 5,839 TSR PRSUs with an AGD Fair Value of $609,358, 18,661 Absolute TSR PRSUs with an AGD Fair Value of $904,312, and 6,812 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $524,933 comprise the amount of Mr. Hagan’s 2024 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs, the Absolute TSR PRSUs, and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $1,066,350, $1,808,624, and $1,049,865, respectively.

(14)
4,212 RSUs with an AGD Fair Value of $437,458, 3,610 TSR PRSUs with an AGD Fair Value of $480,708 and 4,212 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $437,458 comprise the amount of Mr. Hagan’s 2023 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $841,238 and $874,917, respectively.

(15)
10,719 RSUs with an AGD Fair Value of $279,980, 9,188 TSR PRSUs with an AGD Fair Value of $290,249, and 10,719 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $279,980 comprise the amount of Ms. Laughlin’s 2025 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $507,936 and $559,961, respectively.

(16)
2,270 RSUs with an AGD Fair Value of $174,926, 9,952 RSUs with an AGD Fair Value of $399,971, 1,946 TSR PRSUs with an AGD Fair Value of $203,085, 9,952 Absolute TSR PRSUs with an AGD Fair Value of $482,274, and 2,270 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $174,926 comprise the amount of Ms. Laughlin’s 2024 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs, the Absolute TSR PRSUs, and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $355,346, $964,548, and $349,852, respectively.

(17)
593 RSUs with an AGD Fair Value of $61,589, 1,463 RSUs with an AGD Fair Value of $124,984, 508 TSR PRSUs with an AGD Fair Value of $67,645 and 593 Adjusted EBITDA Performance PRSUs with an AGD Fair Value of $61,589 comprise the amount of Ms. Laughlin’s 2023 stock awards. Assuming the highest level of performance conditions will be achieved for the TSR PRSUs and the Adjusted EBITDA Performance PRSUs, the AGD Fair Value of such awards would equal $118,379 and $123,178, respectively.

2026 Notice of Annual Meeting & Proxy Statement | 77
Grants of Plan-Based Awards
The following table contains information concerning grants of plan-based awards to our named executive officers under our cash and equity plans during the year ended December 31, 2025.
Name and Type of Equity	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: # of Shares of Stock or Units	Grant Date Fair Value of Stock Awards ($)(8)
		Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)	Threshold (#)(5)	Target (#)(6)	Maximum (#)(7)
Cary Grace		331,250	1,325,000	2,650,000
TSR PRSU	1/15/2025				16,510	66,041	115,571		2,086,235
Adjusted EBITDA PRSU	1/15/2025				19,262	77,048	154,096		2,012,494
Absolute TSR PRSU	1/15/2025				7,657	76,569	153,138		2,251,894
RSU	1/15/2025							77,048(9)	2,012,494
Brian M. Scott		157,500	630,000	1,260,000
TSR PRSU	1/15/2025				5,743	22,970	40,198		725,622
Adjusted EBITDA PRSU	1/15/2025				6,700	26,799	53,598		699,990
RSU	1/15/2025							26,799(10)	699,990
Mark C. Hagan		123,750	495,000	990,000
TSR PRSU	1/15/2025				4,307	17,228	30,149		544,233
Adjusted EBITDA PRSU	1/15/2025				5,025	20,099	40,198		524,986
RSU	1/15/2025							20,099(9)	524,989
Whitney M. Laughlin		87,500	350,000	700,000
TSR PRSU	1/15/2025				2,297	9,188	16,079		290,249
Adjusted EBITDA PRSU	1/15/2025				2,680	10,719	21,438		279,980
RSU	1/15/2025							10,719(10)	279,980

(1)
The columns comprising the “Estimated Future Payouts Under Equity Incentive Plan Awards” set forth information regarding PRSUs granted to our named executive officers in 2025: (1) TSR PRSUs based on relative and absolute TSR over the three-year period beginning on January 1, 2025 and ending on December 31, 2027, (2) Adjusted EBITDA Performance PRSUs based on our adjusted EBITDA performance over three annual performance periods beginning on January 1, 2025 and ending on December 31, 2027, and (3) Absolute TSR based on absolute TSR over the three-year period beginning on January 15, 2025 for Ms. Grace and ending on December 31, 2027. The ultimate number of PRSUs that vest under these awards depends on the results of the TSR Measurement, the Absolute TSR, or our adjusted EBITDA performance, as applicable, over the performance period.

(2)
The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if we met our threshold for 2025 Pre-Bonus AEBITDA. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of our 2025 net income to adjusted EBITDA and Pre-Bonus AEBITDA, please see Exhibit A to this proxy statement (page 111). We describe the Bonus Plan, including the 2025 metrics utilized for each named executive officer, in our CD&A above.

(3)
The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if the named executive officer met the target of each metric upon which his or her bonus is based.

(4)
The Talent and Compensation Committee set the maximum bonus for 2025 under the Bonus Plan at 200% of the target amount for each named executive officer. The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if the financial metrics to which he or she is subject exceeded our target by 15% and the individual, in the sole discretion of the Committee, demonstrated superior leadership and made exceptional individual contributions to our success in 2025 such that the Committee awarded him or her 200% bonus for the Leadership Component.

(5)
For TSR PRSUs awards, the number of shares set forth in this column assumes that under the TSR Measurement, our Relative TSR percentile rank equals at least 25%, which establishes the minimum amount of performance that we must achieve for our named executive officers to earn a portion of the award. We describe Relative TSR in our CD&A above. For Adjusted EBITDA Performance PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBITDA performance equal to 85% of the Company’s adjusted EBITDA targets. A more detailed discussion of targets and performance metrics applicable to the Adjusted EBITDA Performance PRSUs is found in the subsection titled “Adjusted EBITDA Performance PRSUs” in our CD&A above. For Absolute TSR PRSUs awards, the number of shares set forth in this column assumes that our Compounding Annual TSR Growth Rate equals 1%, which establishes the minimum amount of performance that we must achieve for our named executive officers to earn a portion of the award. We describe Compounding Annual TSR Growth Rate in our CD&A above.

78 | AMN Healthcare
(6)
For TSR PRSUs, the number of PRSUs set forth in this column assumes that under the TSR Measurement, our Relative TSR percentile rank equals at least 50%. For Adjusted EBITDA Performance PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBITDA performance equal to 100% of the Company’s adjusted EBITDA targets. For Absolute TSR PRSU awards, the number of PRSUs set forth in this column assumes that our Compounding Annual TSR Growth Rate equals 10%.

(7)
The number of TSR PRSUs set forth in this column assumes that under the TSR Measurement each of the following conditions has been satisfied: (1) Relative TSR percentile equals at least 75% and (2) Absolute TSR exceeds zero. For Adjusted EBITDA Performance PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBITDA performance equal to 115% of the Company’s adjusted EBITDA targets. For Absolute TSR PRSU awards, the number of shares set forth in this column assumes that our Compounding Annual TSR Growth Rate equals at least 18%.

(8)
This column represents the grant date fair value, calculated in accordance with SEC rules, of each equity award. For TSR PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(r) and 12 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 20, 2025.

(9)
The RSUs underlying this award vest in three substantially equal tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of credited service, meaning service on a full-time basis for a continuous twelve-month period, as further defined in the named executive officer’s award agreement.

(10)
The RSUs underlying this award are retirement eligible as of July 15, 2025 and vest in three substantially equal tranches on each of the first, second and third anniversaries of the Grant Date.

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Outstanding Equity Awards at Fiscal Year End
The following table represents equity interests held by the named executive officers as of December 31, 2025, which is comprised of RSU and PRSU awards.
	Stock Awards(1)
Name	RSU or PRSU Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Cary Grace	1/15/2023(3)	9,935	237,645
	1/15/2023(4)			–(5)	–
	1/15/2023(6)			–(7)	–
	1/15/2024(8)			8,078(9)	127,309
	1/15/2024(10)			6,924(11)	109,122
	1/15/2024(12)	21,652	216,403
	1/15/2025(13)			16,510(14)	260,198
	1/15/2025(15)			77,048(16)	1,214,276
	1/15/2025(13)			7,656(17)	120,659
	1/15/2025(12)	77,048	769,710
Brian M. Scott	12/15/2024(12)	24,797	247,722
	12/15/2024(13)			3,700(17)	58,312
	1/15/2025(13)			5,742(14)	90,494
	1/15/2025(15)			26,799(16)	422,352
	1/15/2025(12)	26,799	267,722
Mark C. Hagan	1/15/2023(4)			–(5)	–
	1/15/2023(6)			–(7)	–
	1/15/2023(3)	1,433	14,316
	1/15/2024(8)			1,703(9)	26,839
	1/15/2024(10)			1,459(11)	22,994
	1/15/2024(12)	4,565	45,604
	10/15/2024(13)			1,866(17)	29,408
	10/15/2024(18)	9,331	93,217
	1/15/2025(13)			4,307(14)	67,878
	1/15/2025(15)			20,099(16)	316,760
	1/15/2025(12)	20,099	200,789

80 | AMN Healthcare
	Stock Awards(1)
Name	RSU or PRSU Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Whitney M. Laughlin	1/15/2023(4)			–(5)	–
	1/15/2023(6)			–(7)	–
	1/15/2023(3)	203	2,018
	9/15/2023(12)	498	4,975
	1/15/2024(8)			567(9)	8,936
	1/15/2024(10)			486(11)	7,659
	1/15/2024(12)	1,521	15,195
	10/15/2024(13)			995(17)	15,681
	10/15/2024(18)	4,976	49,710
	1/15/2025(13)			2,297(14)	36,201
	1/15/2025(15)			10,719(16)	168,931
	1/15/2025(12)	10,719	107,083

(1)
These columns consist of RSUs and PRSUs granted under the Equity Plan.

(2)
The market value of stock awards and the equity incentive plan awards represents (i) the number of shares that had not vested as of December 31, 2025 as set forth in the applicable column, multiplied by (ii) $15.76, the closing price of our Common Stock on December 31, 2025.

(3)
The RSUs underlying this award vest in three substantially equal tranches on each of the first, second and third anniversaries of the grant date and the grantee’s provision of three periods of credited service, but are still reflected on this table as unvested because they remained unvested as of December 31, 2025.

(4)
The Adjusted EBITDA Performance PRSUs underlying this award vested on January 15, 2026 and settled on February 20, 2026 after the Talent and Compensation Committee determined the Company’s 2025 adjusted EBITDA.

(5)
Because the number of shares earned under this award was based on the Company’s 2025 adjusted EBITDA, we set forth the number of shares earned. Based on the Company’s adjusted EBITDA in each of the three performance periods consisting of 2023, 2024 and 2025, 0% of the target amount for this award was earned.

(6)
These PRSUs vested on January 9, 2026.

(7)
The Talent and Compensation Committee certified the TSR Measurement for this award for the measurement period ended December 31, 2025 on January 9, 2026. Relative TSR measured at the 10th percentile and Absolute TSR was negative. Based on those results, the number of PRSUs set forth in this column for this award, which was 0% of the target amount for this award, vested as of January 9, 2026.

(8)
The Adjusted EBITDA Performance PRSUs underlying this award vests on January 15, 2027. The settlement date and the determination of the total amount of shares earned under this award will take place when the Talent and Compensation Committee determines our annual year-over-year adjusted EBITDA performance rate for 2026, which we expect will occur in February 2027.

(9)
In accordance with SEC rules, the number of shares reported in this column assumes the threshold performance goal is achieved. The ultimate number of Adjusted EBITDA Performance PRSUs that vest under this award will depend on the results of the adjusted EBITDA performance.

(10)
The TSR PRSUs underlying this award vest on the date on which the Talent and Compensation Committee determines TSR, which shall occur within 30 days after December 31, 2027. We describe the TSR measurement in detail in the CD&A section above.

(11)
In accordance with SEC rules, the number of shares reported in this column assumes the threshold performance goal is achieved. The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Grace, Mr. Hagan and Ms. Laughlin for his or her equity incentive plan award granted on January 15, 2024 is 27,699, 5,839, and 1,946, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2025, Relative TSR would have measured at the 6th percentile. Based on those results, TSR PRSUs equal to 0% of target would have been earned.

(12)
The RSUs underlying this award vest, or vested, in three substantially equal tranches on each of the first, second and third anniversaries of the grant date and the grantee’s provision of three periods of credited service.

(13)
The TSR PRSUs or Absolute TSR PRSUs underlying this award vest on the date on which the Talent and Compensation Committee determines TSR, which will occur within 30 days after December 31, 2028. We describe the TSR measurement in detail in the CD&A section above.

(14)
In accordance with SEC rules, the number of shares reported in this column assumes the threshold performance goal is achieved. The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Grace, Mr. Scott, Mr. Hagan and Ms. Laughlin for his or her Equity Plan award granted on January 15, 2025 is 66,041, 22,970, 17,228, and 9,188, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up

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to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2025, Relative TSR would have measured at the 12th percentile. Based on those results, TSR PRSUs equal to 0% of target would have been earned.
(15)
The Adjusted EBITDA Performance PRSUs underlying this award vest on January 15, 2028. The settlement date and the determination of the total amount of shares earned under this award will take place when the Talent and Compensation Committee determines our annual year-over-year adjusted EBITDA performance rate for 2026 and 2027, which we expect will occur in February 2028.

(16)
In accordance with SEC rules, the number of shares reported in this column assumes the target performance goal is achieved. The ultimate number of Adjusted EBITDA Performance PRSUs that vest under this award will depend on the results of the adjusted EBITDA performance.

(17)
The ultimate number of Absolute TSR PRSUs that vest under this award depends on the results of the Company’s TSR for the performance period. The target amounts for the Equity Plan awards granted on January 15, 2025 to Ms. Grace, on December 15, 2024 to Mr. Scott and on October 15, 2024 to Mr. Hagan and Ms. Laughlin are 76,569, 37,009, 18,661, and 9,952, respectively. For the target amount of TSR PRSUs to be earned, TSR would need to equal 33.1% with a Compounding Annual TSR Growth Rate of 10%. The range of Absolute TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 2. The threshold amount equals 10% of the target amount. With respect to Ms. Grace’s award, if we were to have determined the Company’s TSR on December 31, 2025 based on the performance period from January 15, 2025 to December 31, 2025, the TSR would have been -29.42%, which would have been below the threshold performance of this award. With respect to Mr. Scott’s award, if we were to have determined the Company’s TSR on December 31, 2025 based on the performance period from December 15, 2024 to December 31, 2025, the TSR would have been -30.86%, which would have been below the threshold performance of this award. With respect to Mr. Hagan and Ms. Laughlin’s awards, if we were to have determined the Company’s TSR on December 31, 2025 based on the performance period from October 15, 2024 to December 31, 2025, the TSR would have been -52.29%, which would have been below the threshold performance of these awards.

(18)
The RSUs underlying this award vest, or vested, in two equal tranches on each of the first and second anniversaries of the grant date and the grantee’s provision of two periods of credited service.

Option Exercises and Stock Vested
The following table shows information regarding vesting of stock awards held by our named executive officers during 2025, as of December 31, 2025. Our named executive officers did not hold option awards to purchase our Common Stock in 2025.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Cary Grace	–	–	23,884	549,731
Brian M. Scott	–	–	12,212	199,910
Mark C. Hagan	–	–	17,004	392,737
Whitney M. Laughlin	–	–	7,302	157,582

(1)
We calculate the “Value Realized on Vesting” by multiplying (i) the gross number of shares acquired on vesting prior to shares being withheld to cover taxes by (ii) the closing price of our Common Stock on the day prior to the applicable vesting date.

Nonqualified Deferred Compensation
We maintain a Deferred Compensation Plan to provide our executives, including our named executive officers, with the opportunity to defer up to 80% of their base salary and up to 90% of their bonus. Our named executive officers are excluded from participating in our 401(k) plan, with the exception of Mr. Scott, who was eligible to participate in 2025 because he did not exceed the compensation threshold for the portion of 2024 during which he was employed. In 2025, we matched 50% of their contribution to the Deferred Compensation Plan up to 6%. The Deferred Compensation Plan credits deferrals (other than deferrals of RSUs or PRSUs) with earnings or losses based upon the executive’s selection of publicly traded mutual funds, which may change from time to time.
Executives may change their election of measurement funds on a daily basis. The Deferred Compensation Plan permitted executives to invest in a Deferred Compensation Fixed Rate Fund, which provides an annual fixed rate of return that is generally set by the Company on January 1 of each year at 120% of the long-term Applicable Federal Rate. For 2025, the Company set the rate of return at 5.4% per annum.
Benefits under the Deferred Compensation Plan are payable in a lump sum or in annual installments for a period of up to ten years beginning seven months after the named executive officer’s separation from service. Executives may also select at the time of deferral to be paid upon separation from service, a change in control or a fixed distribution date, which must be at least two years after the date of deferral. Benefits under the Deferred Compensation Plan are also payable if the executive experiences an unforeseen financial emergency. Deferrals of RSUs or PRSUs are settled in shares upon a fixed date selected by the executive or upon a separation from service or change in control.

82 | AMN Healthcare
The following table reflects contributions made by the named executive officers and matching contributions made by us under the Deferred Compensation Plan in fiscal year 2025 as well as the named executive officers’ aggregate earnings, withdrawals, and balance information.
Name	Executive Contribution in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings (Loss) in Last FY ($)(3)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at FYE ($)(4)
Cary Grace	152,375	45,713	31,972	–	718,346
Brian M. Scott	94,500	–	399,182	–	3,169,142
Mark C. Hagan	448,250	23,925	1,043,959	–	8,161,756
Whitney M. Laughlin	50,000	15,000	128,149	–	935,824

(1)
The 2025 “Salary” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table include the contributions, as applicable, of the named executive officers set forth in this table.

(2)
We include the matching contributions made by us set forth in this column in the 2025 “All Other Compensation” column of the Summary Compensation Table.

(3)
Aggregate earnings are not reflected in the Summary Compensation Table. Additionally, any changes in the value of Common Stock underlying deferred vested awards are not included in this column.

(4)
To the extent our named executive officers made contributions, or we made matching contributions to our named executive officers, for the periods set forth in the Summary Compensation Table, such amounts are included (subject to increased or decreased earnings on such amounts) in this column.

Termination of Employment and Change in Control Arrangements
Ms. Grace’s Severance Agreement
We are party to a severance agreement (the “Severance Agreement”), dated November 28, 2022, providing that Ms. Grace will receive severance benefits should (1) the Company terminate her employment without Cause(1), or (2) Ms. Grace resign for Good Reason(2) (both deemed an “Involuntary Termination”). Benefits received under Ms. Grace’s severance agreement are conditioned upon the execution of a release of claims with terms and conditions set forth in the Company’s standard Covenant and General Release of All Claims.
(1)
“Cause” is defined as (A) Executive’s failure to perform in any material respect his or her duties as an employee of the Company, (B) violation of the Company’s Code of Business Conduct, Code of Ethics for Senior Financial Officers and Principal Executive Officer, and/or Securities Trading Policy, (C) the engaging by Executive in willful misconduct or gross negligence which is injurious to the Company or any of its affiliates, monetarily or otherwise, (D) the commission by Executive of an act of fraud or embezzlement against the Company or any of its affiliates, or (E) the conviction of Executive of a crime which constitutes a felony or any lesser crime that involves Company property or a pleading of guilty or nolo contendere with respect to a crime which constitutes a felony or any lesser crime that involves Company property. The Executive shall not be deemed to have been terminated for Cause unless the Company shall have given or delivered to the Executive (1) reasonable notice setting forth the basis for termination for Cause, and (2) a reasonable opportunity for the Executive to cure such alleged Cause, to the extent curable as determined in the Company’s sole discretion. For purposes of the Severance Agreement, no act, or failure to act, on the Executive’s part shall be deemed “willful” unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive’s action or omission was in the best interest of the Company.

(2)
“Good Reason” is defined as the occurrence of any of the following events without the Executive’s express written consent: (i) a material reduction in the Executive’s base salary or target annual bonus compensation; provided, however that a reduction in the Executive’s base salary or target annual bonus compensation that is commensurate with reductions simultaneously made to similarly situated executives shall not constitute a material reduction, (ii) the Company’s assignment to the Executive of duties that are both materially inconsistent with and materially adverse to the Executive’s position, in effect on the Effective Date, (iii) any failure to nominate the Executive as a member of the Board or (iv) the Company’s relocation of Executive’s principal place of employment, other than to the Company’s headquarters that is designated in its filings with the Securities and Exchange Commission, to a locale that is more than fifty (50) miles from the Executive’s principal place of employment as of the Effective Date. On or after a Change in Control and ending on the first anniversary thereof, “Good Reason” is defined as the occurrence of any of the following events without the Executive’s express written consent: (i) a material reduction in the Executive’s base salary or target annual bonus compensation, as in effect on the date immediately prior to a Change in Control, (ii) the Company’s assignment to the Executive without the Executive’s consent of duties materially and adversely inconsistent with the Executive’s position, duties or responsibilities as in effect immediately before the Change in Control, including, but not limited to, any material reduction in such position, duties or responsibilities, or a change in the Executive’s title or office, as then in effect, or any removal of the Executive from any of such positions, titles or offices including Executive ceasing to be the Chief Executive Officer of the surviving company, or any failure to nominate the Executive as a member of the Board or (iii) the Company’s relocation of Executive’s principal place of employment to a locale that is more than fifty (50) miles from the Executive’s principal place of employment immediately prior to the Change in Control.

In the event of an Involuntary Termination, except due to a Change-in-Control(3), Ms. Grace’s severance benefits will include: (1) a one-time cash payment equal to the sum of (A) 2 times Ms. Grace’s then-current annual base salary and (B) a prorated portion of her Average Bonus (an amount equal to the average of the annual performance bonus payments received by Ms. Grace for the three most recent fiscal years (or such fewer number of fiscal years during which Ms. Grace was employed) and (2) reimbursement for COBRA health coverage for her health insurance for an 18-month period following the Involuntary Termination (or until such time as Ms. Grace becomes eligible for comparable coverage under another employer’s health plans, whichever is earlier), less her share of premiums.
(3)
“Change in Control” is defined as occurring upon: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of our then

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outstanding voting securities entitled to vote generally in the election of directors; (ii) our dissolution or liquidation; (iii) the sale of all or substantially all of our business or assets; or (iv) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of our shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) our shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” means the corporation resulting from a Business Combination, and “Parent Corporation” means the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.
If an Involuntary Termination occurs within one year after a Change in Control, Ms. Grace’s severance benefits will include (1) a one-time cash payment equal to 2.5 times her then-current annual base salary, (2) a one-time cash payment equal to 2.5 times her Average Bonus, (3) a one-time cash payment equal to a prorated portion of her Average Bonus, and (4) reimbursement for COBRA health coverage for her health insurance for an 18-month period following the Involuntary Termination (or until such time as Ms. Grace becomes eligible for comparable coverage under another employer’s health plans, whichever is earlier), less her share of premiums.
Additionally, in the event of an Involuntary Termination, Ms. Grace’s long-term equity incentive compensation awards are entitled to accelerated vesting in certain circumstances and pursuant to the terms of such award agreements, as set forth below and in further detail in “Compensation Discussion and Analysis – Our 2025 Compensation Program and Results – Long Term Incentive Compensation” above.
The following table sets forth illustrative examples of the payments and benefits Ms. Grace would have received if any of the circumstances described above had occurred as of December 31, 2025.
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)	Tax Gross-Up ($)	Total ($)
Involuntary Absent a Change in Control	2,120,000	530,000	37,279	2,079,632(1)	–	4,766,911
Involuntary Within One Year After a Change in Control	2,650,000	1,855,000	37,279	4,462,602(2)	–	9,004,881

(1)
Represents the pro-rated portion of RSUs and PRSUs granted to Ms. Grace pursuant to the respective grant agreements for any outstanding awards at the time of termination based on the number of full calendar months elapsed between the grant date or commencement of the performance period, as applicable, and the termination date. For the purpose of calculating the value of the vesting of the unvested RSUs and PRSUs in this column, we used $15.76, the closing price of our Common Stock on December 31, 2025, the last trading day of the year, as the fair market value. For the purpose of calculating the value of the vesting of outstanding EBITDA PRSUs we used actual results for any completed Performance Periods and for uncompleted Performance Periods we assumed (i) target performances for the 2025 EBITDA awards and (ii) threshold performance goal for all other outstanding awards. For the purpose of calculating the value of the vesting of outstanding TSR PRSUs we assumed the threshold performance goal was achieved. The PRSUs will vest at the end of the performance period according to the performance schedule based on actual performance and such vested PRSUs will be settled at the time specified in the respective PRSU grant agreements, which may be greater or less than the threshold amount.

(2)
Represents (i) the value of full acceleration of unvested RSUs pursuant to the respective RSU grant agreements; (ii) the value of the target number of unvested TSR PRSUs in accordance with the TSR PRSU award agreement; (iii) with respect to Absolute TSR PRSUs, the actual PRSUs earned with respect to the truncated performance period pursuant to the Absolute TSR award agreements; and (iv) with respect to Adjusted EBITDA Performance PRSUs, the value of the sum of (1) the actual PRSUs earned with respect to any completed calendar year in the Performance Period, plus (2) 100% of the target number of PRSUs allocated to any calendar year in the Performance Period that has not yet been completed at the time of the Change in Control pursuant to the Adjusted EBITDA Performance PRSU award agreements. For the purpose of calculating the value of the vesting of the accelerated RSUs and PRSUs, we used $15.76, the closing price of our Common Stock on December 31, 2025, the last trading day of the year, as the fair market value, and in the event of termination due to change in control, we assumed that the Ms. Grace’s benefits would not be reduced as a result of the “best net” provision in the Severance Agreement (which provides for a reduction in the change in control-related compensation and benefits that otherwise would be provided to Ms. Grace if the reduction would put her in a better after-tax position than if she received the full amount of the compensation and benefits and was subject to the 20% excise tax on “excess parachute payments” under Sections 280G and 4999 of the Code).

Executive Officer Severance Agreements
As of December 31, 2025, we were party to executive severance agreements with each of Mr. Scott, Mr. Hagan and Ms. Laughlin which are all virtually identical and provide that the applicable named executive officer will receive severance benefits if we terminate his or her employment without “Cause,”(1) or the executive officer resigns for “Good Reason”(2) (in either case, an involuntary termination). Benefits received under our executive severance agreements are conditioned upon the execution of a release of claims with terms and conditions set forth in the Company’s standard Covenant and General Release of All Claims.
If an involuntary termination occurs, but not within one year of a “Change in Control” (as defined above), benefits include a cash payment equal to the applicable named executive officer’s then-current annual base salary, payment of a prorated portion of his or her Average Bonus and reimbursement for the COBRA health coverage for his or her health insurance for a one-year period (or until he or she becomes eligible for comparable coverage under another employer’s health plans, if earlier), less his or her share of premiums. If an

84 | AMN Healthcare
involuntary termination occurs within one year after a change in control, the applicable named executive officer’s severance payment equals two times the sum of (A) his or her then-current annual base salary, plus (B) an amount equal to his or her Average Bonus. In addition, the named executive officers can resign their employment for “Good Reason” after a “Change in Control” and generally receive the same severance benefits described in the preceding paragraph.
(1)
“Cause” is defined as (A) Executive’s failure to perform in any material respect his or her duties as an employee of the Company, (B) violation of the Company’s Code of Business Conduct, Code of Ethics for Senior Financial Officers and Principal Executive Officer, and/or Securities Trading Policy, (C) the engaging by Executive in willful misconduct or gross negligence which is injurious to the Company or any of its affiliates, monetarily or otherwise, (D) the commission by Executive of an act of fraud or embezzlement against the Company or any of its affiliates, or (E) the conviction of Executive of a crime which constitutes a felony or any lesser crime that involves Company property or a pleading of guilty or nolo contendere with respect to a crime which constitutes a felony or any lesser crime that involves Company property.

(2)
“Good Reason” for purposes of an involuntary termination not within one year after a “Change in Control” means the occurrence of any of the following events without the named executive officer’s express written consent: (i) a material reduction in the executive’s base salary or target annual bonus compensation unless such reduction is commensurate with reductions simultaneously made to similarly situated executives, (ii) the Company’s assignment to the executive of duties that are materially inconsistent and adverse to his or her position, or (iii) our relocation of the named executive officer’s principal place of employment to a locale that is more than fifty (50) miles from his or her principal place of employment immediately prior to the change in control; provided, however, that a relocation to the Company’s Dallas, Texas offices shall not trigger any severance obligation by the Company. On and after a “Change in Control,” “Good Reason” means the occurrence of any of the following events without the named executive officer’s express written consent: (i) a material reduction in his or her base salary or target annual bonus compensation as in effect on the date immediately prior to a Change in Control, (ii) the Company’s assignment to the named executive officer without his or her consent of duties materially and adversely inconsistent with the named executive officer’s position, duties or responsibilities as in effect immediately before the Change in Control, including, but not limited to, any material reduction in such position, duties or responsibilities, or a change in the named executive officer’s title or office, as then in effect, or any removal of the named executive officer from any of such positions, titles or offices, or (iii) our relocation of the named executive officer’s principal place of employment to a locale that is more than fifty (50) miles from his or her principal place of employment to a locale that is more than fifty (50) miles from his or her principal place of employment immediately prior to the Change in Control.

The following table sets forth illustrative examples of the payments and benefits Mr. Scott, Mr. Hagan, and Ms. Laughlin would have received if any of the circumstances described above had occurred as of December 31, 2025.
BRIAN M. SCOTT
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)	Total ($)
Involuntary Absent a Change in Control	630,000	–	24,853	1,347,056(1)	2,001,909
Involuntary Within One Year After a Change in Control	1,260,000	–	24,853	1,586,363(2)	2,871,216
MARK C. HAGAN
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)	Total ($)
Involuntary Absent a Change in Control	550,000	472,100	24,985	545,335(3)	1,592,420
Involuntary Within One Year After Change in Control	1,100,000	472,100	24,985	1,265,708(2)	2,862,793
WHITNEY M. LAUGHLIN
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)	Total ($)
Involuntary Absent a Change in Control	500,000	220,853	361	487,642(1)	1,208,856
Involuntary Within One Year After a Change in Control	1,000,000	220,853	361	634,104(2)	1,855,318

(1)
Represents the full value of all outstanding RSU and PRSU awards for Ms. Laughlin and Mr. Scott, other than the Absolute TSR PRSUs and Two-Year RSUs, which will continue to vest, in the event of Involuntary Termination (other than for Cause) absent a Change in Control, as they are both retirement eligible as discussed under Long-Term Incentive Compensation above. The amount in this column also includes the pro-rata portion of Absolute TSR PRSUs and Two-Year RSUs granted in 2024 to Ms. Laughlin, and the Absolute TSR PRSUs granted in 2024 to Mr. Scott, pursuant to the respective grant agreements based on the number of full calendar months elapsed between the grant date or commencement of the performance period, as applicable, and the termination date. For the purpose of calculating the value of the unvested RSUs and PRSUs in this column, we used $15.76, the closing price of our Common Stock on December 31, 2025, the last trading day of the year, as the fair market value. For the purpose of calculating the value of the vesting of outstanding TSR PRSUs, including Absolute TSR PRSUs, we assumed the threshold performance goal was achieved. With respect to Adjusted EBITDA Performance PRSUs, we used the value of the (1) the actual PRSUs earned with respect to any completed calendar year in the performance period, and (2) we assumed the target performance goal was achieved for the 2025 EBITDA PRSUs and the threshold performance goal was achieved for all other outstanding EBITDA

2026 Notice of Annual Meeting & Proxy Statement | 85
PRSUs. The PRSUs will vest at the end of the performance period according to the performance schedule based on actual performance and such vested PRSUs will be settled at the time specified in the respective PRSU grant agreements, which may be greater or less than the threshold amount.
(2)
Represents (i) the value of the full acceleration of unvested RSUs pursuant to the respective equity award agreements with each of our executive officers; (ii) the value of the target number of unvested TSR PRSUs pursuant to the TSR PRSU award agreements; (iii) with respect to Absolute TSR PRSUs, the actual PRSUs earned with respect to the truncated performance period pursuant to the Absolute TSR award agreements; and (iv) with respect to Adjusted EBITDA Performance PRSUs, the value of the sum of (1) the actual PRSUs earned with respect to any completed calendar year in the performance period, plus (2) 100% of the target number of PRSUs allocated to any calendar year in the performance period that has not yet been completed at the time of the Change in Control pursuant to the Adjusted EBITDA Performance PRSU award agreements. For the purpose of calculating the value of the vesting of the accelerated RSUs and PRSUs, we used $15.76, the closing price of our Common Stock on December 31, 2025, the last trading day of the year, as the fair market value.

(3)
Represents the pro-rated portion of RSUs and PRSUs granted to Mr. Hagan pursuant to the respective grant agreements for any outstanding awards at the time of termination based on the number of full calendar months elapsed between the grant date or commencement of the performance period, as applicable, and the termination date. For the purpose of calculating the value of the unvested RSUs and PRSUs in this column, we used $15.76, the closing price of our Common Stock on December 31, 2025, the last trading day of the year, as the fair market value. For the purpose of calculating the value of the vesting of outstanding TSR PRSUs, including Absolute TSR PRSUs, we assumed the threshold performance goal was achieved. With respect to Adjusted EBITDA Performance PRSUs, we used the value of the (1) the actual PRSUs earned with respect to any completed calendar year in the performance period, and (2) we assumed the target performance goal was achieved for the 2025 EBITDA PRSUs and the threshold performance goal was achieved for all other outstanding EBITDA PRSUs. The PRSUs will vest at the end of the performance period according to the performance schedule based on actual performance and such vested PRSUs will be settled at the time specified in the respective PRSU grant agreements, which may be greater or less than the threshold amount.

CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation of our median employee to the annual total compensation of our CEO, Ms. Grace, for fiscal year 2025.
Pursuant to SEC rules, we are permitted to calculate our 2025 CEO pay ratio using the same median employee that we identified for 2023 and 2024 because we do not believe there have been any changes to our employee population or employee compensation arrangements during 2025 that would have a significant impact on our pay ratio disclosure. Accordingly, we have elected to use the same median employee.
We calculated our median employee’s annual total compensation using the same SEC rules we use for calculating the annual total compensation of our named executive officers, as set forth in the Summary Compensation Table above. In 2025, the annual total compensation of our median employee was $85,722, and our CEO’s annual total compensation was $10,669,780, of which $9,509,242 was variable compensation based on the performance of the Company. The resulting ratio of the annual total compensation of our median employee compared to the total annual compensation of our CEO in 2025 was 123:1.
The pay ratio was calculated in accordance with SEC rules based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to the Company’s pay ratio as disclosed above.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (each, a “PEO” and, collectively, our “PEOs”) and our named executive officers, other than the PEO (“Non-PEO NEOs”) and Company performance for the five fiscal years listed below. The Talent and Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1)(2)(3) ($)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Pre-Bonus Adjusted EBITDA(5) ($ Millions)
							TSR ($)	Peer Group TSR ($)
2025	–	10,669,780	–	5,430,753	2,574,467	1,287,411	23.09	113	-96	243
2024	–	9,562,742	–	276,661	2,830,647	554,387	35.05	126.92	-147	347
2023	–	6,660,480	–	3,630,680	2,044,022	623,319	109.71	124.34	211	583
2022	8,468,824	3,305,296	7,987,377	2,823,763	2,904,018	3,534,932	150.65	118.22	444	847
2021	9,472,551	–	22,502,459	–	2,972,826	3,451,653	179.24	147.19	327	660

86 | AMN Healthcare
(1)
Susan Salka was our PEO in 2021 and 2022. Cary Grace was our PEO in 2022, 2023, 2024 and 2025. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Brian M. Scott	Jeffrey R. Knudson	Jeffrey R. Knudson	Mark C. Hagan	Mark C. Hagan
Christopher S. Schwartz	Mark C. Hagan	Mark C. Hagan	Whitney M. Laughlin	Whitney M. Laughlin
Jeffrey R. Knudson	Denise L. Jackson	Denise L. Jackson	Brian M. Scott	Brian M. Scott
Mark C. Hagan		Whitney M. Laughlin	Jeffrey R. Knudson
Denise L. Jackson

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs during the applicable year. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Cary Grace ($)	Exclusion of Stock Awards for Cary Grace ($)	Inclusion of Equity Values for Cary Grace ($)	Compensation Actually Paid to Cary Grace ($)
2025	10,669,780	(8,363,117)	3,124,090	5,430,753
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,574,467	(1,523,338)	236,282	1,287,411
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Cary Grace ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Cary Grace ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Cary Grace ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Cary Grace ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Cary Grace ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Cary Grace ($)	Total – Inclusion of Equity Values for Cary Grace ($)
2025	3,867,162	(707,260)	–	(35,812)	–	–	3,124,090
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	796,137	(514,841)	–	(45,014)	–	–	236,282

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(4)
The Peer Group TSR set forth in this table utilizes the S&P Health Care Services Select Industry Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the S&P Health Care Services Select Industry Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined pre-bonus adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025. Pre-bonus adjusted EBITDA is a non-GAAP financial measure. More information on the calculation of pre-bonus adjusted EBITDA and a reconciliation of 2025 net income to pre-bonus adjusted EBITDA can be found at Exhibit A to this proxy statement.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the S&P Health Care Services Select Industry Index.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
25
20
15
10
5
0
Company TSR (12/31/2020 Indexed to $100)
$250
$200
$150
$100
$50
$0
22.5
179.24
150.65
100.00
110.00
88.35
109.71
94.85
113.00
100.00
92.92
8.0
3.5
3.5
3.6
2.8
0.6
0.3
0.6
35.05
5.4
23.09
1.3
2020
2021
2022
2023
2024
2025
Fiscal Year
Susan Salka Compensation Actually Paid
Cary Grace Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
AMN Healthcare Services Inc. TSR
S&P Health Care Services Select Industry Index TSR

88 | AMN Healthcare
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation
Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
25
20
15
10
5
0
-5
-10
-15
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
22.5
3.5
327
444
8.0
2.8
3.5
211
3.6
0.6
0.3
0.6
-147
5.4
1.3
-96
2021
2022
2023
2024
2025
Fiscal Year
Susan Salka Compensation Actually Paid
Cary Grace Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
AMN Healthcare Services Inc. Net Income

Relationship Between PEO and Other NEO Compensation Actually Paid and Pre-Bonus Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our pre-bonus adjusted EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Pre-Bonus Adjusted EBITDA
Compensation Actually Paid ($ Millions)
25
20
15
10
5
0
22.5
3.5
8.0
2.8
3.5
3.6
0.6
0.3
0.6
5.4
1.3
660
847
583
347
243
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Pre-Bonus Adjusted EBITDA ($ Millions)
2021
2022
2023
2024
2025
Fiscal Year
Susan Salka Compensation Actually Paid
Cary Grace Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Pre-Bonus Adjusted EBITDA ($ Millions)

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Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.
Pre-Bonus Adjusted EBITDA Adjusted EBITDA Performance Relative TSR Revenue

90 | AMN Healthcare
Audit Committee Matters
PROPOSAL 3
Ratification of the Appointment of Our Independent Registered Public Accounting Firm
The Audit Committee appointed KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board proposes and recommends that the shareholders ratify this appointment. Although the ratification of the appointment of our independent registered public accounting firm is not required to be submitted to a vote of shareholders, we value the opinions of our shareholders and believe that shareholder ratification of such appointment is a good corporate governance practice. No determination has been made as to what action the Audit Committee would take if the appointment of KPMG is not ratified.
Selection and Engagement of KPMG as Our Independent Registered Public Accounting Firm
KPMG served as our principal independent registered public accounting firm for 2025. We expect representatives from KPMG to be present at the Annual Meeting. They will be given the opportunity to make a statement if they so desire and are expected to be available to respond to any appropriate questions.
Factors Considered for Re-Engagement of KPMG
The Audit Committee annually reviews KPMG’s qualifications, performance and independence in connection with its determination as to whether to re-engage KPMG. In conducting its review the Audit Committee considered, among other things:
▪
The benefits of a longer-tenured auditor, including enhanced audit quality due to institutional knowledge, continuity and avoidance of switching costs as well as no disruption of non-audit workflows

▪
KPMG’s past performance on the Company’s audit, including the quality of communications with the Audit Committee

The Board of Directors recommends a vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

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▪
KPMG’s robust independence controls and objectivity, including KPMG’s rigorous internal processes for monitoring and maintaining independence and professional skepticism and objectivity displayed in reports

▪
KPMG’s professional qualifications, including the professional qualifications of the lead audit partner and other engagement partners

▪
KPMG’s depth and breadth of understanding of our industry and our business model and related accounting practices

▪
Appropriateness of KPMG’s fees supported by peer and industry benchmarking

▪
Impact of rotating audit firms, including inefficiencies and related increased costs of hiring a new independent registered public accounting firm

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
The following sets forth the fees incurred for audit services and the fees incurred for audit-related, tax and all other services rendered by KPMG for each of the last two years:
	2025 ($)	2024 ($)
Audit Fees(1)	2,760,908	2,698,075
Audit-Related Fees(2)	48,022	24,551
Tax Fees(3)	392,403	356,998
All Other Fees	−	−

(1)
Audit fees in 2025 consist of fees for professional services rendered in connection with the (i) annual audits of our consolidated financial statements, and the effectiveness of internal control over financial reporting; (ii) reviews of the interim consolidated financial statements included in quarterly reports; and (iii) provision of comfort letters issued in connection with the Company’s 2025 senior notes offering.

(2)
Audit-related fees in 2025 consist principally of fees not reported under the “Audit Fees” heading, including fees for accounting consultations.

(3)
Tax fees in 2025 consist of professional services rendered primarily relating to consultations in connection with research and development credits, an audit of the Company by the California State Franchise Tax Board and state sales and use tax compliance as well as other tax-related consulting services.

Pursuant to the Audit Committee Charter, it is the policy of the Audit Committee to review in advance and grant any appropriate pre-approvals of all auditing services to be provided by the independent registered public accounting firm and all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and in connection therewith, to approve all fees and other terms of engagement. In 2024 and 2025, the Audit Committee approved all fees billed by KPMG prior to the engagement.
Report of the Audit Committee
Management is responsible for the Company’s financial reporting process, including establishing and maintaining disclosure controls and procedures, establishing and maintaining internal control over financial reporting, evaluating the effectiveness of disclosure controls and procedures, evaluating and expressing an opinion on the effectiveness of internal controls and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.
KPMG is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor, evaluate and oversee these processes. The Audit Committee members are not employees of the Company and are not professional accountants or auditors. The Audit Committee’s primary purpose is to assist the Board to fulfill its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls that management has established to preserve the Company’s assets, the audit process, including the review of critical audit matters with the Company’s independent registered accounting firm, and technology-related risks, including cybersecurity risks. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements with management. In giving the Audit Committee’s recommendation to the Board, it has relied on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm, KPMG, included in its report on the Company’s consolidated financial statements.

92 | AMN Healthcare
The Audit Committee is responsible for the appointment, subject to shareholder ratification, of the Company’s independent registered public accounting firm. The members of the Audit Committee are independent as defined by Section 303A of the NYSE Listed Company Manual.
In this context, the Audit Committee has reviewed and discussed with management, its report on the effectiveness of the Company’s internal control over financial reporting as well as KPMG’s report related to its audit of (i) the consolidated financial statements; and (ii) the effectiveness of internal control over financial reporting. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has received from KPMG the written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee also considered whether KPMG’s provision of non-audit services to the Company is compatible with KPMG’s independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.
The Audit Committee discussed with KPMG the overall scope and plans for its audits. The Audit Committee has met with KPMG, with and without management present, to discuss the results of its audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
Based upon the Audit Committee’s discussions with management and KPMG, the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Audit Committee Members
TERI G. FONTENOT, CHAIR
Financial Expert
JORGE A. CABALLERO
Financial Expert
DAPHNE E. JONES
Financially Literate
JAMES H. HINTON
Financially Literate

2026 Notice of Annual Meeting & Proxy Statement | 93
PROPOSAL 4
Approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan
We are asking our shareholders to approve Amendment No. 1 (the “Proposed Amendment”) to the AMN Healthcare 2025 Equity Plan (the “Equity Plan”). The purpose of the Proposed Amendment is to (i) increase the number of shares of our Common Stock that are authorized for issuance under the Equity Plan by 1,420,000 shares, (ii) clarify the circumstances in which certain shares of our Common Stock will be added back to the authorized shares, and (iii) clarify the non-employee director compensation limit. On March 3, 2026, the Board approved the Proposed Amendment, subject to approval of our shareholders. If approved by our shareholders, the Proposed Amendment will become effective as of the date of the Annual Meeting.
The Board believes that the Proposed Amendment will allow us to continue to attract and retain the services of key employees and directors. The Board believes that equity awards are an important element of compensation for management. Equity awards incentivize management to maintain a longer-term perspective to support our growth strategy and meet our financial objectives on a sustained basis. The Board anticipates that continuing to provide such persons with a direct stake in the Company will help assure a close identification of the interests of participants in the Equity Plan and the interests of us and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us. If the Proposed Amendment is approved, we expect to have enough shares available for grant for the next one to two years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the Equity Plan’s reserve under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
The full text of the Proposed Amendment is attached to this proxy statement as Exhibit B-1, and the full text of the Equity Plan is attached to this proxy statement as Exhibit B-2. The summary of the Equity Plan set forth below assumes the approval of the Proposed Amendment. Other than the proposed change to the number of shares authorized for issuance to be made by the Proposed Amendment and the clarifications to the share add-back provision and to the non-employee director compensation limit, no other terms or conditions of the Equity Plan will change pursuant to the Proposed Amendment. The following description is not complete and is qualified in its entirety by reference to the appendices.
Important Aspects of the Equity Plan Are Designed to Protect Our Shareholders’ Interests
The Equity Plan includes a number of features designed to protect our shareholders’ interests, including the following:
▪
Shareholder Approval Required for Shares.   Subject to the share recycling features of the Equity Plan (as described below), the Equity Plan (as proposed to be amended by the Proposed Amendment) authorizes a pool of 2,258,714 shares of our Common Stock, less one share for every share granted under the Equity Plan after March 3, 2026. The Equity Plan requires shareholder approval to grant any additional shares of our Common Stock.

▪
Prohibition Against Repricing of Options and SARs Without Shareholder Approval.   Except in connection with an equitable adjustment or a “sale event,” the Equity Plan prohibits the repricing of outstanding stock options and SARs, whether by amending an existing award or by substituting a new award at a lower price. These types of awards may also not be cancelled for cash or other awards.

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▪
Equity Awards Subject to Certain Policies.   Any award granted under the Equity Plan is subject to our securities trading policy and any other policy that the Company adopts in connection with laws, government regulations or exchange listing requirements. In addition, awards are subject to recovery under any law, government regulation, stock exchange listing requirement or clawback policy we adopt pursuant to such rules. Pursuant to our clawback policy and in accordance with SEC rules and NYSE listing requirements, we may require forfeiture or repayment of all or a portion of equity-based incentive awards granted or paid to an executive officer under certain circumstances involving misconduct.

▪
No Dividends on Unvested Awards.   No dividends or dividend equivalents are payable with respect to any shares of Common Stock underlying an award until such award (or the applicable part of the award) has vested.

Historical Burn Rate under Our Equity Plans
We believe we use our equity plans in a judicious and responsible manner. Over the past three years, all of our equity awards have been full-value awards. We set forth in the chart immediately below our average burn rate for each of the last three fiscal years.
Fiscal Year	RSUs Granted	PRSUs Earned	Weighted Average Common Shares Outstanding (Basic) FYE	Burn Rate(1)
2025	843,071	23,655	38,521,000	2.25%
2024	442,103	81,244	38,188,000	1.37%
2023	197,133	145,966	39,173,000	0.88%

(1)
We calculate burn rate for a subject year as (a) the sum of (i) the total number of shares underlying RSU awards granted during such year, plus shares vested under our PRSUs during the subject year, divided by (b) the weighted average of common shares outstanding (on a basic basis) for the subject year, in each case, rounded to the nearest thousand. For reference the number of PRSUs granted (at target) during the foregoing 3-year period was as follows: 496,939 shares in fiscal year 2025, 230,869 shares in fiscal year 2024 and 114,159 shares in fiscal year 2023.

Certain Information Regarding Our Equity Awards as of the Record Date
The following table shows certain information about our equity awards as of the close of business on March 3, 2026, the Record Date:
Item	Record Date Data
Total shares underlying options and SARs	0
Total shares subject to outstanding, unvested full-value awards	3,301,253
Total shares available for grant under the Equity Plan (without the Proposed Amendment)	838,714
Additional share request pursuant to the Proposed Amendment	1,420,000
Common shares outstanding	38,656,244
Fully-diluted Overhang	12.5%
Summary of Equity Plan
The following description only summarizes certain provisions of the Equity Plan (as proposed to be amended by the Proposed Amendment) and is qualified in its entirety by reference to its full text, including the text of the Proposed Amendment. The closing price of our Common Stock on the Record Date was $20.99.
Primary Features
The material features of the Equity Plan are:
▪
Subject to the share recycling features of the Equity Plan, the maximum number of shares of Common Stock reserved and available for grant is 2,258,714, less one share for every share granted under the Equity Plan after March 3, 2026,

▪
The award of stock options (both incentive and non-qualified options), SARs, restricted stock, unrestricted stock and RSUs is permitted,

▪
All shares of Common Stock underlying an award made under the Equity Plan will be counted as an award of one share of Common Stock regardless of award type,

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▪
One-year minimum vesting requirement for all types of awards made under the Equity Plan (excluding cash-based awards), subject to limited exceptions,

▪
Each share of Common Stock subject to an award that is forfeited, cancelled or cash settled, or that expires or otherwise terminates (other than by exercise) under the Equity Plan, in each case, shall be made available again for issuance under the Equity Plan,

▪
Shares (a) tendered or withheld in payment of the purchase price of a stock option, (b) shares tendered or withheld to satisfy any tax withholding obligation with respect to options or SARs, (c) shares subject to SARs that are not issued in connection with settlement of the SARs on exercise thereof and (d) shares reacquired on the open market or otherwise using cash proceeds from the exercise of an option under the Equity Plan shall not be made available again for issuance under the Equity Plan,

▪
Each share (a) tendered or held back upon settlement of a full-value award to cover the tax withholding with respect to such award under the Equity Plan shall be made available again for issuance under the Equity Plan,

▪
The maximum number of shares that can be awarded in the form of incentive stock options during the life of the Equity Plan is 1,000,000,

▪
There is a $750,000 annual limit on the fair value of shares of Common Stock that may be subject to an Award to a non-employee director, taken together with any cash fees paid during the fiscal year to such non-employee director in respect of such individual’s service as a member of the Board during such year,

▪
No dividends or dividend equivalents may be paid with respect to shares of Common Stock underlying unvested awards,

▪
Shares of Common Stock issued under the Equity Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise,

▪
The Talent and Compensation Committee will administer the Equity Plan with broad power to determine grantees and the terms of each award,

▪
Any material amendment (other than an amendment that curtails the scope of the Equity Plan) is subject to approval by our shareholders, and

▪
The term of the Equity Plan expires on May 2, 2035, which is the ten-year anniversary of the date that shareholders approved the Equity Plan.

Plan Administration
The Talent and Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, to determine the specific terms and conditions of each award, and to modify the terms and conditions of any award, subject to the provisions of the Equity Plan. The Talent and Compensation Committee may delegate to our CEO the authority to grant awards at fair market value to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Under the Equity Plan, the Talent and Compensation Committee may adopt, alter and repeal rules, guidelines and practices for the Equity Plan’s administration, interpret it or an award’s terms and provisions, make determinations for its administration, decide disputes arising under it, and supervise its administration.
Eligibility
Persons eligible to participate in the Equity Plan are those officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of ours and our subsidiaries as selected from time to time by the Talent and Compensation Committee. As of December 31, 2025, we had approximately 2,700 employees, 11 officers, and 8 non-employee directors. The Company has not had a historic practice of granting awards under its equity incentive plans to other categories of service providers and, at this time, does not foresee changing that practice.
Available Shares
Subject to the adjustment provisions and share recycling features of the Equity Plan, the maximum number of shares of Common Stock reserved and available for grant is 2,176,242, less one share for every share granted under the Equity Plan after March 3, 2026.
Certain Share Recycling Permitted
The Equity Plan permits us to add back certain shares of Common Stock. Specifically, if any shares of Common Stock subject to an award are forfeited, an award expires or otherwise terminates without issuance of the Common Stock underlying the award, or an award is

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settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such award, such shares will, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares of Common Stock available for grant under the Equity Plan on a one-for-one basis.
Similarly, each share tendered or held back upon settlement of a full-value award to cover the tax withholding with respect to such award under the Equity Plan shall be made available again for issuance under the Equity Plan; however, shares (a) tendered or withheld in payment of the purchase price of a stock option, (b) shares tendered or withheld to satisfy any tax withholding obligation with respect to options or SARs, (c) shares subject to SARs that are not issued in connection with settlement of the SARs on exercise thereof and (d) shares reacquired on the open market or otherwise using cash proceeds from the exercise of option, in each case, under the Equity Plan shall not be made available again for issuance under the Equity Plan.
The foregoing share recycling provisions also apply to equity awards that are outstanding as of March 3, 2026 under a previous equity plan.
Equitable Adjustments for Changes in Common Stock
The Talent and Compensation Committee will equitably adjust awards, exercise prices and the number of shares of Common Stock reserved for issuance, as may be applicable, as a result of certain extraordinary events or circumstances, including, without limitation, a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, extraordinary cash dividend or other similar change in our capital stock or increases or decreases in the outstanding shares of Common Stock.
Director Limits
The maximum number of shares of Common Stock that may be subject to an award to a non-employee director, taken together with any cash fees paid during the fiscal year to such non-employee director in respect of such individual’s service as a member of the Board during such year, may not exceed $750,000 in total value (calculated based on the grant date fair value of such awards for financial reporting purposes). The Proposed Amendment eliminates the Board’s discretion to increase the foregoing limit for a non-executive chair of the Board.
Types of Awards
Under the Equity Plan, the Talent and Compensation Committee may grant awards of (1) stock options, (2) SARs, (3) restricted stock, (4) RSUs, and/or (5) unrestricted stock.
Stock Options.   The Equity Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the Equity Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may be granted to employees only; non-qualified options may be granted to employees, non-employee directors and key persons, such as consultants and prospective employees. The option exercise price of each option will be determined by the Talent and Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant. The maximum number of shares that can be granted in the form of incentive stock options cannot exceed 1,000,000 shares.
The Talent and Compensation Committee will fix the term of each option, provided the term cannot exceed ten years from the date of grant. The Talent and Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Talent and Compensation Committee. Options may be exercised in whole or in part with written notice to us.
Upon the exercise of options, the option exercise price must be paid in full (1) either in cash, by certified or bank check or other instrument acceptable to the Talent and Compensation Committee, (2) by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee, (3) by a broker pursuant to irrevocable instructions to the broker from the optionee, (4) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such option with a fair market value equal to (a) the aggregate option exercise price at the time of exercise, plus (b) the amount necessary to cover any tax withholding in respect of the exercise, or (5) any combination of the foregoing methods, in each case, as permitted by the Talent and Compensation Committee.
To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any calendar year.

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Stock Appreciation Rights.   The Talent and Compensation Committee may award SARs either as a freestanding award or in tandem with stock options. The Talent and Compensation Committee may award SARs subject to such conditions and restrictions as it may determine, provided that (1) upon exercise of SARs granted in tandem with options, the applicable portion of any related options shall be surrendered, (2) SARs granted in tandem with options are exercisable at such time or times and to the extent that the related stock options are exercisable, and (3) the term of SARs may not exceed ten years from the date of grant. The Talent and Compensation Committee will determine the exercise price of the SARs award, but it may not be less than 100% of the fair market value of our Common Stock on the date of grant.
Restricted Stock.   The Talent and Compensation Committee may award shares to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.
Restricted Stock Units.   RSUs are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Talent and Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period. In the Talent and Compensation Committee’s sole discretion and subject to the participant’s compliance with the procedures established by the Talent and Compensation Committee and requirements of Section 409A of the Code, it may permit a participant to make an election in advance to receive a portion of his or her future cash compensation otherwise due in the form of an RSU award.
Unrestricted Stock.   The Talent and Compensation Committee may grant (or sell at par value or greater purchase price determined by it) shares of Common Stock that are free from any restrictions under the Equity Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.
Substitute Awards.   The Talent and Compensation Committee may grant “substitute awards” under the Equity Plan in substitution for stock and stock-based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with our Company or a subsidiary or in connection with the Company’s acquisition of property or stock of the employing corporation. Substitute awards will not reduce the number of shares authorized for grant under the plan nor will shares underlying substitute awards become available for grant under the Equity Plan if forfeited, expired or settled in cash.
No Dividends on Unvested Awards
No dividends or dividend equivalents are payable with respect to any shares of Common Stock underlying an award until such award (or the applicable part of the award) has vested. Notwithstanding the foregoing, a grantee will have the right to the accrual of dividends on the unvested portion of an award that may be payable upon the vesting of the award (or subject portion thereof).
Minimum Vesting
Awards granted under the Equity Plan, other than cash-based awards, will be subject to minimum vesting requirements whereby, subject to limited exceptions, such awards will not vest earlier than the first anniversary of the date of grant. Such exceptions include substitute awards granted in connection with a business acquisition, shares delivered in lieu of fully vested cash obligations, awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and additional awards, representing up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Equity Plan. The minimum vesting requirements will not apply to the Talent and Compensation Committee’s discretion to accelerate the exercisability or vesting of any award, including in cases of retirement, death, disability or a sale event, or as provided in the terms of an award agreement or otherwise.
Tax Withholding
Participants in the Equity Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold with respect to the exercise, vesting or settlement of an award. Subject to approval by the Talent and Compensation Committee, participants may elect to have the tax withholding obligations satisfied either by authorizing us to withhold shares of Common Stock to be issued pursuant to any such event or by transferring to us shares of Common Stock having a value equal to the amount of such taxes.
Transferability of Awards
Generally, awards shall be exercisable only by the participant during his or her lifetime, or by the legal representative or guardian of the participant in the event of his or her incapacity. Subject to an exception for transfers to family trusts or family members without monetary

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consideration, no awards may be sold, assigned, transferred or otherwise encumbered or disposed of by a participant other than by will or by the laws of descent and distribution.
Change in Control Provisions
The Equity Plan provides that in the event of a sale event (as defined in the Equity Plan) resulting in a change in control of the Company, all awards will be subject to the applicable agreement regarding the merger, reorganization or sale of assets. The agreement does not need to treat all awards in the same manner and will provide for one or more of the following:
(1)
The continuation of the award by the Company (if the Company is the surviving corporation).

(2)
The assumption of the award by the surviving corporation or its parent.

(3)
The substitution of the award by the surviving corporation or its parent with a new award.

(4)
Full exercisability of an option, full vesting of the shares of Common Stock subject to an option and/or full vesting of all other awards, followed by the cancellation of the option or award. Notwithstanding the foregoing, if an award’s vesting or grant is based on the achievement of performance criteria, then the administrator may accelerate vesting or grant as to (A) the target number of shares of Common Stock that would be vested or awarded upon the achievement of such performance criteria, (B) subject to certain exceptions, the pro-rata amount of the shares of Common Stock subject to the award or grant of an award, (C) if set forth in the award agreement, application of the performance criteria as of the date of the sale event or (D) any other manner set forth in the applicable award agreement.

(5)
A payment to the grantee equal to the excess of (A) the fair market value of the shares of Common Stock subject to the award as of the effective date of such merger or consolidation over (B) the exercise price or purchase price, as the case may be, of shares of Common Stock subject to the award in connection with the cancellation of the award.

We have the discretion to provide in each award agreement other terms and conditions that relate to (A) vesting of the award in the event of a sale event, and (B) assumption of the award or issuance of comparable securities or new incentives in the event of a sale event. The terms and conditions of an award in connection with a sale event may vary in each award agreement, and may be different from and have precedence over the provisions of the applicable provision of the Equity Plan. We are not required to treat all awards in an identical manner.
Prohibition on Repricing
Generally, except in connection with a reorganization or other similar change in our capital stock or a merger or other transaction, the Equity Plan prohibits the following without shareholder approval: (1) the amendment of the terms of outstanding awards to reduce the exercise price of outstanding options or SARs, and (2) the cancellation of outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original option or SAR award.
Clawback under the Equity Plan
The Equity Plan provides that awards are subject to the Company’s securities trading policy, and any other policy that the Company may adopt in connection with any law, government regulation or stock exchange listing requirement, including without limitation, the federal securities laws. Awards are subject to recovery under any law, government regulation, stock exchange listing requirement or clawback policy we adopt pursuant to such rules. The Company has adopted a Compensation Recoupment Policy which exceed the requirements of the Exchange Act Rule 10d-1 and final listing standards adopted by the NYSE, and applies to both time-based and performance based awards. See discussion under “Clawback Policy” above.
Amendments and Termination
The Board may at any time amend or discontinue the Equity Plan and the Talent and Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the Equity Plan, including any amendments that increase the number of shares reserved for issuance under the Equity Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of the Equity Plan, or materially change the method of determining the fair market value of our Common Stock, will be subject to approval by our shareholders.

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Tax Aspects under the Code
The following summarizes the current principal federal income tax consequences of certain transactions under the Equity Plan. It does not describe all federal tax consequences under the Equity Plan, nor does it describe state or local tax consequences. Participants should consult with their individual tax counsel regarding the tax implications of their participation.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) unless a deduction is otherwise limited, we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.
Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and, unless the deduction is otherwise limited, we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.
Restricted Stock.   Restricted stock is not taxable to a recipient at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. Unless the deduction is otherwise limited, we are entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient.
A recipient’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the recipient. The recipient will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the recipient recognizes ordinary income pursuant to an award. A recipient may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse.
Restricted Stock Units.   RSUs are not taxable to a recipient at the time of grant, but instead are included in ordinary income (at the then fair market value) when the RSUs are settled. Unless the deduction is otherwise limited, we are entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient.
A recipient’s tax basis for the Common Stock received upon settlement will be equal to the amount of ordinary income recognized by the recipient. The recipient will recognize capital gain (or loss) on a sale of the Common Stock if the sale price exceeds (or is lower than) such basis. The holding period for Common Stock received upon the settlement of RSUs for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the recipient recognizes ordinary income pursuant to an award.
Parachute Payment Treatment Upon Accelerated Vesting Upon Change in Control.   The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control, together with other payments or benefits that are paid or become payable in connection with the change in control, may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Our Tax Deductions.   As a result of Section 162(m) of the Code, our deduction for awards to certain executive officers under the Equity Plan may be limited to the extent that any of such executives’ compensation exceeds $1 million a year.
New Plan Benefits
We cannot at this time determine the amount of awards that we will make in the future to our current executive officers, our non-executive directors or our other employees under the Equity Plan. For the awards received by our named executive officers in 2023, 2024 and 2025

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under the previous AMN Healthcare 2017 Equity Plan and the Equity Plan, please see the Summary Compensation Table and the related footnotes. For the awards received by our directors in 2025, please see the section entitled “Director Compensation and Ownership Guidelines” above.
EQUITY COMPENSATION PLAN INFORMATION AT DECEMBER 31, 2025
The following table sets forth information as of December 31, 2025 regarding compensation plans under which our equity securities are authorized for issuance.
	(a)	(b)	(c)
Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted- Average Exercise Price of Outstanding Options ($)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by security holders(4)	1,888,085	−	2,695,801
Equity compensation plans not approved by security holders(5)	−	−	−
Total	1,888,085	−	2,695,801

(1)
Includes (i) unvested RSUs and PRSUs and (ii) vested RSUs and PRSUs deferred for future issuance. Excludes purchase rights under the AMN Healthcare Services, Inc. Employee Stock Purchase Plan (the “ESPP”). As of December 31, 2025, there were no stock options or SARs outstanding.

(2)
The weighted-average exercise price set forth in this table excludes the effect of RSUs and PRSUs, which have no exercise price.

(3)
Includes the following:

(i)
Shares available under the Equity Plan (without the Proposed Amendment). Each share tendered or held back upon settlement of an award to cover the tax withholding with respect to an award is made available to be re-awarded. For PRSUs, we consider the maximum number of shares that may be issued under the award to be outstanding upon grant. When the number of PRSUs that have been earned are determined, we true-up the actual number of shares that were awarded and return the unearned shares into shares available for issuance. This figure does not include awards that are forfeited, canceled or terminated after December 31, 2025.

(ii)
Shares remaining available for future issuance under the ESPP.

(4)
Consists of the Equity Plan and the ESPP. See additional information in Note (12) to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

(5)
On occasion, we have made employee award inducement equity grants to key employees outside of the Equity Plan. Although these awards were made outside of the Equity Plan, the key terms and conditions of each grant are the same in all material respects as equity awards made under the Equity Plan. See additional information in Note (12) to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

The Board of Directors recommends a vote “FOR” the approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan.

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PROPOSAL 5
Shareholder Proposal
The Company has been advised that Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has indicated he is a beneficial owner of at least $2,000 in market value of AMN’s Common Stock, intends to submit the following proposal at the Annual Meeting.
AMN is not responsible for the accuracy or content of this shareholder proposal, which is presented as received from the proponent in accordance with SEC rules.
Proposal 5 – Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary including the Corporate Governance Guidelines in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.
The Chairman of the Board shall be an Independent Director. A Lead Director shall not be a substitute for an independent Board Chairman.
The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now.
An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.
This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.
Now could be a ripe time for this policy since AMN Healthcare Services stock was at $129 in 2021 and at only $18 late in 2025 despite a robust stock market.
Plus unfavorable news reports regarding AMN emerged in 2025.
A federal judge in California denied AMN Healthcare’s attempt to compel arbitration in a lawsuit filed by traveling nurses. The lawsuit alleges AMN engaged in a “bait-and-switch” scheme where nurses were offered new jobs, only to have their wages lowered after they accepted.
In October 2025, AMN apologized for its performance during a major strike at Kaiser Permanente. AMN’s apology followed social media reports from temporary staff stranded in buses and hotels, experiencing logistical and communication failures.
Q1 2025 revenue was down 16% and second-quarter revenue was down 11% year-over-year. AMN reported a net loss of $116 million in the Q2 2025, compared to net income of $16 million in the same period a year prior.
Adjusted earnings before interest, taxes, depreciation, and amortization decreased 38% year-over-year in Q2. AMN’s guidance for Q3 projected continued revenue declines for AMN and all its segments. Following the financial reports, several investment firms, including Bank of America Securities, lowered their price targets for AMN’s stock.
Moody’s and Fitch Ratings have both downgraded AMN’s credit ratings in 2025. Moody’s revised its outlook to negative, citing deteriorating credit metrics and declining demand in the nurse staffing sector. Fitch also revised its outlook to negative, noting limited visibility on the business’s stabilization.
AMN underwent restructuring in 2025 that reportedly included layoffs and reduced employee benefits.
Please vote yes:
Independent Board Chairman – Proposal 5

102 | AMN Healthcare
OPPOSITION

AMN Healthcare’s Statement in Opposition to Proposal No. 5.
The Board of Directors and its Governance and Compliance Committee have considered this proposal to amend our Corporate Governance Guidelines to affirmatively provide that two separate individuals hold the positions of Board Chair and Chief Executive Officer and concluded that its adoption is unnecessary and not in the best interests of our shareholders.
Why We Recommend You Vote AGAINST This Proposal:
▪
We currently have an independent Board Chair and have had one for 17 years.

▪
We believe the Board of Directors should retain the flexibility to determine the most effective leadership structure given the needs of the Company and its shareholders at any given time, which is the approach taken by the majority of S&P 500 companies.

▪
Our strong governance practices and current leadership structure promote effective and independent Board oversight.

AMN Healthcare and its shareholders are best served when the Board has the flexibility to make leadership choices on a case-by-case basis – not pursuant to a predetermined policy.
This approach provides the Board with the necessary flexibility to determine whether the positions should be held by the same person or by separate persons based on a number of factors. The most effective leadership structure at a given time will depend on a variety of factors, including the Company’s strategic direction, the Board’s assessment of its leadership needs at the time, and the best interests of the Company’s shareholders. Adopting a policy to restrict the Board’s discretion in selecting the Board Chair, as well as restricting its ability to combine the positions of Board Chair and Chief Executive Officer, would unnecessarily deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Chair.
AMN Healthcare’s Board leadership structure is reviewed annually and the roles of Board Chair and Chief Executive Officer have been held by two separate individuals for 17 years. While the Board believes that it is currently appropriate to have an independent Chair, it also believes that it should retain the ability to determine a leadership structure that best serves the interests of the Company and its shareholders at a particular time in accordance with its fiduciary duties, rather than pursuant to an inflexible policy.
For 16 years, from April 2008 to February 2025, Douglas D. Wheat served as independent Board Chair of AMN Healthcare. In connection with his decision to retire, effective February 4, 2025, the Board appointed Mark G. Foletta, to serve as our independent Board Chair. Mr. Foletta previously held the position of Vice Chair and has been a director on our Board since 2012. Mr. Foletta has extensive board leadership experience and a deep understanding of our business that allows him to guide the Board’s review of the Company’s long-term strategy, establish processes to ensure effective corporate governance and robust management oversight, and coordinate across committees and facilitate effective communication among directors and the Company’s executive management team. See “Corporate Governance – Election of our Directors” for more information on Mr. Foletta’s experience, skills, and qualifications.
Further, the inflexible, prescriptive approach to Board leadership requested by the proposal is not the practice of the majority of companies in the S&P 500 and Russell 3000. As of August 2023, 76% of S&P 500 companies and 72% of the Russell 3000 companies provided that the board has the flexibility to determine its leadership structure considering the circumstances it faces, and only 17% and 20%, respectively, stated that the CEO and chair role should be separated.(1)
AMN Healthcare’s existing governance practices and current leadership structure promote effective and independent Board oversight.
A policy requiring an independent Chair is further unnecessary given the Company’s strong governance practices and policies, including the items outlined below, that encourage independent Board oversight and accountability to shareholders.

(1)
2023 Disclosure Practices on Board Leadership and Structure published by The Conference Board.

2026 Notice of Annual Meeting & Proxy Statement | 103
▪
We have a diverse and experienced Board whose members are elected annually by our shareholders.

▪
All of our current directors, except our Chief Executive Officer, are independent, and, as required by our Corporate Governance Guidelines, all of our Board committees are composed entirely of independent directors.

▪
The independent directors of the Board meet in regular executive sessions, providing opportunities for discussion regarding matters that they deem relevant or appropriate.

▪
All directors have full access to all members of management and outside advisors.

▪
As a result of our Board refreshment efforts, 5 of the 8 independent directors on our Board have joined since 2019, resulting in a balanced range of tenures and ensuring both continuity and fresh perspectives among our Board members.

The Board believes that the Company’s corporate governance practices and policies, including the items outlined below, provide transparency and accountability of the Board to all AMN Healthcare shareholders and allow shareholders to advance their points of view.
▪
Our Bylaws contain meaningful proxy access features that are consistent with market practice and were developed through shareholder conversations.

▪
All directors must be nominated and re-elected each year.

▪
Director nominees must receive the affirmative vote of a majority of the votes cast in order to be elected to the Board in uncontested elections.

▪
Our Director Resignation Policy requires incumbent directors to tender their resignation if they receive more votes “Against” their election than votes “For” their election in an uncontested election.

▪
Our Board has committed that it will maintain an average aggregate tenure for independent board directors of less than (10) years. The average aggregate tenure for our Board’s independent director nominees is less than five (5) years.

▪
We engage in a formal outreach program to gain valuable insight from our shareholders on corporate governance matters that are most important to them. To consistently act in the best long-term interests of our shareholders, we continuously evaluate and act on shareholder feedback when appropriate. For more information on our shareholder engagement in 2025, see page 58.

Selecting the optimal leadership structure to support the Company at any particular time is one of the most important tasks of any board. If the proposal were implemented, it would constrain the Board from having the flexibility to determine the best leadership structure for AMN Healthcare, regardless of what the Board believes to be in the best interests of the Company and its shareholders, to their potential detriment.
Recommendation of the Board of Directors

For all the reasons set forth above, the Board of Directors recommends a vote “AGAINST” Proposal No. 5

104 | AMN Healthcare
Security Ownership and Other Matters
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of March 3, 2026 regarding (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, (ii) each director and director nominee of the Company, (iii) the named executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.
Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes shares that each such person or group had the right to acquire within 60 days following March 3, 2026, including upon the exercise of options or warrants. Where applicable, we calculate the percentage of Common Stock beneficially owned by including the number of shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026 in both the numerator and the denominator.
Name	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class
BlackRock, Inc.(2)	5,849,475	15.1%
The Vanguard Group(3)	3,634,998	9.4%
Millennium Management LLC(4)	2,005,966	5.2%
R. Jeffrey Harris(5)	102,000	*
Douglas D. Wheat(6)	43,581	*
Mark G. Foletta(7)	46,195	*
Brian M. Scott(8)	13,093	*
Mark C. Hagan(8)	44,873	*
Daphne E. Jones(9)	23,963	*
Teri G. Fontenot(10)	22,536	*
Sylvia Trent-Adams(11)	17,994	*
Jorge A. Caballero(12)	16,920	*
Cary Grace(8)	81,686	*
Whitney M. Laughlin(8)	23,652	*
James H. Hinton(13)	10,560	*
Celia P. Huber(14)	8,325	*
Eric Palmer	0	*
All current directors, director nominees and executive officers as a group	412,072	*

*
Less than 1%.

(1)
In accordance with our policy, directors and named executive officers are not permitted to pledge, hypothecate or otherwise place liens on any equity securities of the Company that they own (or to engage in any hedging transactions involving our equity securities). Accordingly, no shares of Common Stock identified as beneficially owned in this table by our named executive officers and directors are pledged as security.

(2)
Of the 5,849,475 shares of Common Stock BlackRock, Inc. beneficially owns, it has sole voting power over 5,804,567 shares of Common Stock, shared voting power over 0 shares, sole dispositive power over 5,849,475 shares, and shared dispositive power over 0 shares. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001. Ownership amount and other information contained in this table and accompanying footnote for BlackRock, Inc., including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 3) filed by BlackRock, Inc. with the SEC on April 30, 2025.

(3)
Of the 3,634,998 shares of Common Stock The Vanguard Group (“Vanguard”) beneficially owns, it has sole voting power over 0 shares of Common Stock, shared voting

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power over 334,280 shares, sole dispositive power over 0 shares and shared dispositive power over 3,634,998 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Ownership amount and other information contained in this table and accompanying footnote for Vanguard, including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 11) filed by Vanguard with the SEC on January 30, 2026.
(4)
Of the 1,780,744 shares of Common Stock Integrated Core Strategies (US) LLC (“Integrated”) beneficially owns, it has sole voting power over 0 shares of Common Stock, shared voting power over 1,780,744 shares, sole dispositive power over 0 shares and shared dispositive power over 1,789,744 shares. Of the 2,005,966 shares of Common Stock each of Millennium Management LLC (“Millennium”), Millennium Group Management LLC (“Millennium Group”) and Mr. Israel A. Englander beneficially owns, each such person has sole voting power over 0 shares of Common Stock, shared voting power over 2,005,966 shares, sole dispositive power over 0 shares and shared dispositive power over 2,005,966 shares. Integrated’s and Mr. Englander’s address is c/o Millennium Management LLC, 399 Park Avenue, New York, New York 10022, and Millennium’s and Millennium Group’s address is 399 Park Avenue, New York, New York 10022. Ownership amount and other information contained in this table and accompanying footnote for Integrated, Millennium, Millennium Group and Mr. Englander, including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 1) filed by Integrated, Millennium, Millennium Group and Mr. Englander with the SEC on February 12, 2026.

(5)
Includes (A) 58,937 shares of Common Stock owned directly by Mr. Harris and (B) 43,063 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

(6)
All shares of Common Stock reflected in this row are owned directly by Mr. Wheat and reflect the number of shares he owned as of February 4, 2025, his last day as a director of the Company.

(7)
Includes (A) 13,273 shares of Common Stock owned directly by Mr. Foletta and (B) 32,922 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 24,597 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

(8)
All shares of Common Stock reflected in this row are owned directly by the named executive officer.

(9)
Includes (A) 8,799 shares of Common Stock owned directly by Ms. Jones and (B) 15,164 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 6,839 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

(10)
Includes (A) 4,558 shares of Common Stock owned directly by Ms. Fontenot and (B) 17,978 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 9,653 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

(11)
Includes (A) 8,472 shares of Common Stock owned directly by Dr. Trent-Adams and (B) 9,522 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 1,197 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

(12)
Includes (A) 7,137 shares of Common Stock owned directly by Mr. Caballero and (B) 9,783 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 1,458 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

(13)
Includes 10,560 shares of Common Stock deemed to be beneficially owned by Mr. Hinton by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of (i) 2,235 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2025 on May 1, 2026.

(14)
Includes 8,325 shares of Common Stock deemed to be beneficially owned by Ms. Huber by reason of the right to acquire such shares within 60 days following March 3, 2026, which consist of 8,325 shares of Common Stock underlying RSUs that will vest within 60 days of March 3, 2026 on May 1, 2026.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act generally requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and shareholders who own greater than 10% of our Common Stock are required by SEC rules to furnish us with copies of Section 16(a) forms they file. Based solely on a review of the copies of such reports filed electronically with the SEC, we believe that all of our directors, named executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them in 2025.
Shareholder Proposals for the 2027 Annual Meeting
From time to time, shareholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders. Any shareholder who desires to bring a proposal at our 2027 Annual Meeting of Shareholders without including such proposal in our proxy statement must deliver written notice to our Corporate Secretary no earlier than January 1, 2027 and no later than January 31, 2027. We must receive shareholder proposals intended to be included in the 2027 proxy statement no later than November 18, 2026.
The shareholder proposals must comply with the requirements of Rule 14a-8 promulgated by the SEC under the Exchange Act.
If a shareholder proposal is not properly submitted for inclusion in the 2027 proxy statement pursuant to the requirements described above (but otherwise complies with the advance notice provisions of our Bylaws), management will be permitted to vote proxies in its discretion if it advises shareholders in the 2027 proxy statement about the nature of the matter and how management intends to vote on such matter.
In addition, a shareholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide the notice required under Rule 14a-19 promulgated by the SEC under the Exchange Act to our Corporate Secretary no later than March 2, 2027.

106 | AMN Healthcare
Annual Report
Shareholders will have access to, together with this proxy statement, a copy of our 2025 Annual Report including the financial statements set forth in our annual report on Form 10-K, as filed with the SEC for the fiscal year ended December 31, 2025 and certain exhibits thereto.
Shareholders may request additional copies by sending a written request to AMN Healthcare Services, Inc., 2999 Olympus Blvd., Suite 500, Dallas, Texas 75019, Attn: Whitney M. Laughlin, Chief Legal Officer and Corporate Secretary.
Delivery of Proxy Statement, Annual Report or Notice of Internet Availability
We may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice of Internet Availability of Proxy Materials (the “Notice”) by delivering a single copy of these documents to an address shared by two or more shareholders. This process is known as “householding.” To the extent we have done so, we have delivered only one set of proxy materials or one Notice, as applicable, to shareholders who share an address with another shareholder, unless contrary instructions were received prior to the mailing date.
We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, our annual report and/or our Notice, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. To make such a request, please contact our Corporate Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519. If your Common Stock is held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our annual report, or the Notice, either now or in the future, please contact your brokerage or bank. If your brokerage or bank is unable or unwilling to assist you, please contact us as indicated above.
Shareholders sharing an address who are receiving multiple copies of proxy materials and who want to receive a single copy of our annual reports, proxy statements and/or our Notices may do so by contacting our Corporate Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519.
Other Business
The Board does not know of any other matter that will come before the Annual Meeting other than those described in this proxy statement. If any other matters properly come up before the Annual Meeting, the persons named in the form of proxy intend to vote all proxies in accordance with their discretion on such matters.

2026 Notice of Annual Meeting & Proxy Statement | 107
General Information
When And Where Is The Annual Meeting?
Our Annual Meeting will be held virtually on Friday, May 1, 2026, at 8:30 a.m. Central Time, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting.
What Is “Notice And Access” And Why Does AMN Use It?
We are making the proxy solicitation materials available to our shareholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. On or about March 18, 2026, we will mail to our shareholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our shareholders on or about March 18, 2026. The Notice includes information on how to access and review the proxy materials and how to vote online. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Electronic delivery decreases costs, expedites distribution, and reduces our environmental impact. Shareholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.
Why Am I Receiving These Proxy Materials?
We are providing these proxy materials in connection with the solicitation of proxies on behalf of our Board for use at the Annual Meeting. This proxy statement includes information that we are required to provide under SEC rules and is designed to assist you in voting your shares.
Proxies in proper form received by us at or before the time of the Annual Meeting will be voted as specified. You may specify your choices by marking the appropriate boxes on your proxy card. If a proxy card is dated, signed, and returned without specifying choices, the proxies will be voted in accordance with the recommendations of the Board set forth in this proxy statement, and, in their discretion, upon such other business as may properly come before the Annual Meeting. Business transacted at the Annual Meeting will be confined to the purposes stated in the Notice of Annual Meeting. Shares of our Common Stock cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.
How Can I Get Electronic Access To The Proxy Materials?
The Notice will provide you with instructions on how to (1) view our proxy materials for the Annual Meeting on the Internet, and (2) instruct us to send proxy materials to you by email. The proxy materials are also available under the “Investor Relations” tab on our website at https://ir.amnhealthcare.com. Choosing to access our proxy materials electronically will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.
What Is Included In The Proxy Materials?
Our proxy materials include:
▪
Our Notice of Annual Meeting of Shareholders,

▪
This proxy statement, and

▪
Our 2025 Annual Report including the financial statements set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

If you receive a paper copy of these materials by mail, the proxy materials will also include a proxy card.
Who Pays The Cost Of Soliciting Proxies For The Annual Meeting?
Proxies will be solicited on behalf of the Board by mail, telephone, email, or other electronic means or in person, and we will pay the solicitation costs. We have retained Sodali & Co, a proxy solicitation firm, to assist us in soliciting proxies and have agreed to pay them a fee of $10,000 for these services, plus reasonable out-of-pocket expenses.

108 | AMN Healthcare
Who Is Entitled To Vote At The Annual Meeting?
In accordance with our Bylaws, the Board has fixed the close of business on March 3, 2026 (the “Record Date”), as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, the outstanding number of our voting securities was 38,656,244 shares of Common Stock. Each shareholder is entitled to one vote for each share of Common Stock he or she held as of the Record Date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.
What Matters Will Be Addressed At The Annual Meeting?
At the Annual Meeting, shareholders will be asked:
▪
To elect the nine directors nominated by the Board and named in this proxy statement,

▪
To approve, by non-binding advisory vote, the compensation paid to our named executive officers,

▪
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026,

▪
To approve Amendment No. 1 to the AMN Healthcare 2025 Equity Plan, and

▪
To transact such other business, including consideration of a shareholder proposal, if properly presented, as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What Constitutes A Quorum?
To carry on the business of the Annual Meeting, we must have a quorum. Under our Bylaws, the presence in person or by proxy of the holders of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (described below) will be counted for purposes of calculating whether a quorum is present at the Annual Meeting.
What Is The Vote Required For Each Proposal And What Are My Choices?
Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of nine directors	Majority of the votes cast	No
Proposal 2: Advisory vote to approve the compensation paid to our named executive officers	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 3: Ratification of the appointment of our independent registered public accounting firm for fiscal year 2026	Majority of the shares entitled to vote and present or represented by proxy	Yes
Proposal 4: Approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 5: Shareholder Proposal	Majority of the shares entitled to vote and present or represented by proxy	No
With respect to Proposal 1, the election of directors, you may vote FOR, AGAINST or ABSTAIN. Our Bylaws require that in an election where the number of director nominees does not exceed the number of directors to be elected, each director will be elected by the vote of the majority of the votes cast (in person during our virtual Annual Meeting or by proxy). A “majority of votes cast” means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. In accordance with our Bylaws, the following do not count as votes cast: (a) a share whose ballot is marked as withheld, (b) a share otherwise present at the meeting, but for which an ABSTAIN vote was cast, and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected. Abstentions will not affect the outcome of the vote on Proposal 1.
An incumbent director who is not elected because he or she does not receive a majority of the votes cast will continue to serve as a holdover director but will tender his or her resignation to the Board. Within 90 days after the date of the certification of the election results, the Governance and Compliance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken, and the Board will act on the Governance and Compliance Committee’s recommendation and publicly disclose its decision and rationale.

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With respect to Proposals 2, 3, 4 and 5 (or on any other matter to be voted on at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposals 2, 3, 4 or 5, the ABSTAIN vote will have the same effect as an AGAINST vote.
How Does The Board Recommend That I Vote?
The Board recommends that you vote:
▪
FOR: the election of the nine directors nominated by the Board and named in this proxy statement,

▪
FOR: the approval, by non-binding advisory vote, of the compensation paid to our named executive officers,

▪
FOR: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026,

▪
FOR: the approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan, and

▪
AGAINST: the shareholder proposal entitled: “Independent Board Chairman.”

How Do I Vote My Shares?

ONLINE
By following the Internet voting instructions included in the proxy package sent to you (or by going to www.proxyvote.com and following the instructions) at any time up until 11:59 p.m. Eastern Time on the day before the date of the Annual Meeting.

CALL
By following the telephone voting instructions included in the proxy package sent to you (by calling 1 (800) 690-6903 and following the instructions) at any time up until 11:59 p.m. Eastern Time on the day before the date of the Annual Meeting.

MAIL
If you have elected to receive a printed copy of the proxy materials from us, by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

DURING THE MEETING
You can also cast your vote at our Annual Meeting. Even if you plan to attend, we encourage you to vote in advance by Internet, telephone, or mail so your vote will be counted if for some reason you are unable to attend.

If you are a beneficial owner and your shares are held through a broker, you should follow the instructions in the Notice provided by your broker, or your broker should provide instructions for voting your shares. In these cases, you may vote by Internet, telephone, or mail, as applicable. You may vote your shares beneficially held through your broker if you attend the Annual Meeting and you obtain a valid proxy card from your broker giving you the legal right to vote the shares at the Annual Meeting.
What Is The Difference Between Shareholder Of Record And Beneficial Owner?
Shareholder of Record.   You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.
Beneficial Owner.   You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares as described below.
What Will Happen If I Do Not Vote My Shares?
Shareholders of Record.   If you are the shareholder of record and you do not vote by proxy card, telephone, Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.
Beneficial Owners.   If you are the beneficial owner and you do not direct your broker or nominee on how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2, 4, and 5. We believe that Proposal 3 – ratification of our auditor – is a routine matter for which brokers and nominees can vote on behalf of their clients when voting instructions are not furnished by their clients.

110 | AMN Healthcare
What Is The Effect Of A Broker Non-Vote?
Brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to certain proposals. Accordingly, a broker non-vote will not impact any vote that requires a majority of the votes cast (Proposal 1) or any proposal that requires the majority of the shares entitled to vote and present or represented by proxy (Proposals 2, 3, 4 and 5).
May I Revoke My Proxy Or Change My Vote?
Yes, you may revoke a proxy you have given at any time before it is voted at the Annual Meeting by (1) sending our Corporate Secretary a letter revoking the proxy, which must be received prior to the Annual Meeting, or (2) attending the Annual Meeting and voting. Attendance at the Annual Meeting does not, standing alone, constitute your revocation of a proxy.
You may change your vote at any time prior to the voting of your shares at the Annual Meeting by (a) casting a new vote by telephone or over the Internet by 11:59 p.m. Eastern Time on the date before the day of the Annual Meeting, or (b) sending a new proxy card with a later date that is received prior to the Annual Meeting.
How Do I Attend The Virtual Annual Meeting?
Our Annual Meeting will be held virtually on Friday, May 1, 2026, at 8:30 a.m. Central Time. Shareholders may sign-in to the virtual Annual Meeting starting at 8:15 a.m. (Central Time) by going to www.virtualshareholdermeeting.com/AMN2026. To register and attend the virtual Annual Meeting, you will need the control number included on your notice or proxy card voting instruction form or electronic notification. If you hold your shares through a securities broker (i.e., in “street name”), you should have received your notice or proxy card from your broker with your 16-digit control number. Only valid shareholders as of the record date, or their proxy holders, will be able to register for the meeting to participate and vote. The virtual Annual Meeting will start promptly at 8:30 a.m. (Central Time).
Will There Be A Question And Answer Session?
Yes, as part of our virtual Annual Meeting, we will hold a Q&A session to allow shareholders the opportunity to ask questions similar to an in-person meeting. Once you have entered the virtual Annual Meeting platform, you will be able to type and submit your questions by using the applicable field provided in the web portal before the polls close. You or your proxy holder may participate, vote and ask questions at the virtual Annual Meeting subject to our Annual Meeting rules and procedures. We will post the Rules of Conduct for the Meeting to our Investor Relations website at https://ir.amnhealthcare.com no later than one week prior to the Annual Meeting date of May 1, 2026 and will also make them available during the Annual Meeting through the virtual meeting platform. Only shareholders as of the Record Date or their proxy holders will be permitted to ask questions.
To make our virtual Annual Meeting more efficient, questions may be summarized and/or grouped topically for response and may also be omitted if inappropriate, not germane to the meeting agenda or in violation of any other rules and procedures, including, without limitation, our Rules of Conduct for the Meeting. Any questions that comply with the Annual Meeting rules and procedures and are not addressed during the meeting will be published and answered as soon as practicable following the meeting on our Investor Relations website at https://ir.amnhealthcare.com.
What If I Have Technical Questions?
Shareholders are encouraged to access the Annual Meeting early. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
How Can I Find The Results Of The Annual Meeting?
We will announce preliminary results at the Annual Meeting. We will publish the final voting results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will disclose the final results in an amendment to the Form 8-K as soon as they become available.

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Exhibit A to Proxy Statement
Non-GAAP Reconciliation for Consolidated Adjusted EBITDA and Consolidated Pre-Bonus Adjusted EBITDA for Purposes of 2025 Bonus Achievement
(in thousands)	Year Ended December 31, 2025 ($)
Net loss	(95,702)
Income tax benefit	(5,361)
Loss before income taxes	(101,063)
Interest expense, net, and other(1)	45,591
Loss from operations	(55,472)
Depreciation and amortization	147,869
Depreciation (included in cost of revenue)(2)	8,731
Goodwill impairment loss	109,515
Gain on sale of disposal group	(39,138)
Long-lived assets impairment loss	18,262
Share-based compensation	30,683
Acquisition, integration, and other costs(3)	14,028
Adjusted EBITDA(4)	234,478
Adjusted EBITDA margin(5)	8.6%
(in thousands)	Year Ended December 31, 2025 ($)
Revenue
Nurse and allied solutions	1,647,318
Physician and leadership solutions	696,362
Technology and workforce solutions	386,749
2,730,429
Segment operating income(6)
Nurse and allied solutions	125,966
Physician and leadership solutions	56,596
Technology and workforce solutions	126,244
308,806
Unallocated corporate overhead(7)	74,328
Adjusted EBITDA(4)	234,478
Adjustments(8)	8,960
Pre-Bonus AEBITDA(9)	243,438
Year Ended December 31, 2025
Leverage Ratio(10)	3.3

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(1)
Changes in the fair value of equity investments and instruments are recognized in interest expense, net, and other. Since the changes in fair value are unrelated to the Company’s operating performance, we exclude the impact from the calculations of adjusted net income and adjusted diluted EPS.

(2)
A portion of depreciation expense for AMN Language Services is included in cost of revenue. We exclude the impact of depreciation included in cost of revenue from the calculation of adjusted EBITDA.

(3)
Acquisition, integration, and other costs include acquisition and integration costs, net changes in the fair value of contingent consideration liabilities for recently acquired companies, certain legal expenses, restructuring expenses and other costs associated with exit or disposal activities, and certain nonrecurring expenses, which we exclude from the calculation of adjusted EBITDA, adjusted net income, and adjusted diluted EPS because we believe that these expenses are not indicative of the Company’s operating performance. For the year ended December 31, 2025, acquisition and integration costs were approximately $2.3 million, certain legal expenses were approximately $5.2 million, expenses related to the closures of certain office leases were approximately $0.7 million, restructuring expenses and other costs associated with exit or disposal activities were approximately $3.2 million, and other expenses were approximately $2.7 million.

(4)
Adjusted EBITDA represents net income (loss) plus interest expense (net of interest income) and other, income tax expense (benefit), depreciation and amortization, depreciation (included in cost of revenue), acquisition, integration, and other costs, restructuring expenses, certain legal expenses, share-based compensation goodwill impairment loss, long-lived assets impairment loss, and gain on sale of disposal group. Management believes that adjusted EBITDA provides an effective measure of the Company’s results, as it excludes certain items that management believes are not indicative of the Company’s operating performance. Adjusted EBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to income (loss) from operations or net income (loss) as an indicator of operating performance. Although management believes that some of the items excluded from adjusted EBITDA are not indicative of the Company’s operating performance, these items do impact the consolidated statements of comprehensive income (loss), and management therefore utilizes adjusted EBITDA as an operating performance measure in conjunction with GAAP measures such as net income (loss).

(5)
Adjusted EBITDA margin represents adjusted EBITDA divided by revenue.

(6)
Segment operating income represents net income (loss) plus interest expense (net of interest income) and other, income tax expense (benefit), depreciation and amortization, depreciation (included in cost of revenue), unallocated corporate overhead, acquisition, integration, and other costs, legal settlement accrual changes, share-based compensation, goodwill impairment loss, long-lived assets impairment loss, and gain on sale of disposal group.

(7)
Unallocated corporate overhead (as presented in the tables above) consists of unallocated corporate overhead (as reflected in our quarterly and annual financial statements filed with the SEC) less acquisition, integration, and other costs and legal settlement accrual changes.

(8)
This amount represents the net adjustments to Adjusted EBITDA, as decided by the Talent and Compensation Committee for bonus calculation and payout only. For the purposes of determining in connection with the bonus calculation and payout, the Talent and Compensation Committee excluded the expense associated with the payout of bonuses, the impact of dispositions that were not included in the Company’s operating plan and certain increases to the Company’s legal expense accruals not contemplated by its 2025 annual operating plan.

(9)
Pre-Bonus AEBITDA represents the adjustments made to Adjusted EBITDA decided by the Talent and Compensation Committee.

(10)
Leverage ratio represents the ratio of the consolidated funded indebtedness (as calculated per the Company’s credit agreement) at the end of the subject period to the consolidated adjusted EBITDA (as calculated per the Company’s credit agreement) for the twelve-month period ended at the end of the subject period.

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Exhibit B-1 to Proxy Statement
Amendment No. 1 to the AMN Healthcare 2025 Equity Plan
This Amendment No. 1 (this “Amendment”) amends the AMN Healthcare 2025 Equity Plan (the “Plan”), maintained by AMN Healthcare Services, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined in this Amendment shall have meanings set forth in the Plan.
WHEREAS, the Company desires to amend the Plan to increase the number of shares of Stock issuable under the Plan by 1,420,000 shares; and
WHEREAS, the Board approved this Amendment on March 3, 2026.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.
Increase in Number of Shares of Stock Issuable Under the Plan.   Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a)   Stock Issuable.   Subject to adjustment as provided in this Section 3, (i) 2,258,714 shares of Stock in the aggregate shall be authorized for Awards granted under the Plan, less one (1) share for every one (1) share granted under the Plan after March 3, 2026, and (ii) no more than 1,000,000 shares of Stock in the aggregate may be granted under the Plan as Incentive Stock Options. After stockholder approval of this Plan, no awards may be granted under the Company’s Previous Equity Plan.”
2.
Clarification of Add-Back of Certain Shares.   Section 3(b) of the Plan is hereby amended by deleting the phrase “(including on payment in shares of Stock on exercise of a Stock Appreciation Right)” in both places that such phrase appears therein.

3.
Clarification of Director Limits.   Section 3(d) of the Plan is hereby amended by deleting the last sentence thereof.

4.
Full Force and Effect.   Except as otherwise explicitly set forth in this Amendment, all provisions of the Plan shall remain in full force and effect.

5.
Effective Date.   This Amendment shall be effective on the date of approval of this Amendment by the shareholders of the Company at the 2026 Annual Meeting of Shareholders of the Company and shall be void in the absence of such approval.

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Exhibit B-2 to Proxy Statement
AMN Healthcare 2025 Equity Plan
SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the AMN Healthcare 2025 Equity Plan (as may be amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, and other key persons (including consultants and prospective employees) of AMN Healthcare Services, Inc., a Delaware corporation (the “Company”), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The following terms shall be defined as set forth below:
“409A Award” is defined in Section 13.
“Administrator” is defined in Section 2(a).
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards and Unrestricted Stock Awards.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations, and interpretations.
“Committee” means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and that is comprised of (unless the Board determines otherwise) not less than two Non-Employee Directors.
“Company” is defined in the introductory paragraph of this Section 1.
“Company’s Previous Equity Plan” means the AMN Healthcare 2017 Equity Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on a given date, unless otherwise determined by the Administrator, means (i) if the Stock is listed or admitted to trading on any stock exchange, the closing price as reported by such stock exchange (for example, on its official web site, such as www.nyse.com), (a) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Unrestricted Stock Awards and the related purpose of valuing Stock withheld from such Awards to satisfy tax withholding obligations, on the business day prior to such date, (b) for all other purposes under the Plan, on such date, or, (c) if there is no trading of Stock on the applicable date set forth in clause (i)(a) or (i)(b), such closing price on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trading on a stock exchange, the mean between the lowest reported bid price and highest reported ask price of the Stock in the over-the-counter market, as reported by such over-the- counter market (for example, on its official web site, such as www.otcbb.com), (a) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Unrestricted Stock Awards and the related purpose of valuing Stock withheld from such Awards to satisfy tax withholding obligations, on the business day prior to such date, (b) for all other purposes under the Plan, on such date, (c) if there is no trading of Stock on the applicable date set forth in clause (ii)(a) or (ii)(b), such mean on the next preceding date on which there was a report, or (d) if no official report exists, as reported on the applicable date by any publication of general circulation selected by the Company that regularly reports the market price of the shares of Stock in such market; or (iii) if the Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee with respect to such date.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16(b)-3 promulgated under the Exchange Act or any successor definition thereof adopted by the Board.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Option Award” or “Stock Option Award” means any Award granted pursuant to Section 5.

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“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Performance Criteria” used in performance goals governing performance-based Awards may include without limitation: (i) market value; (ii) book value; (iii) earnings or earnings per share (either basic or diluted), in each case, either before or after taxes (and other adjustments, including, without limitation, adjustments for stock compensation expense, integration expenses, incentive awards recorded in the Company’s financial books and records, including annual and long-term incentive awards, extraordinary legal costs (including damages, settlements and attorneys’ fees), changes in United States Generally Accepted Accounting Principles (“GAAP”) treatment of revenue or expenses, discontinued operations, goodwill and other identified asset impairments, depreciation and amortization, and expenses resulting from severance arrangements with terminated employees); (iv) market share; (v) operating profit; (vi) net income; (vii) cash flow; (viii) return on capital or invested capital; (ix) return on assets; (x) return on equity; (xi) margins; (xii) total shareholder return; (xiii) sales or product volume growth; (xiv) productivity improvement or ratios; (xv) costs or expenses; (xvi) net debt reduction; (xvii) earnings before interest, taxes, depreciation and amortization (and other adjustments, including, without limitation, stock compensation expense, integration expenses, incentive awards recorded in the Company’s financial books and records, including annual and long-term incentive awards, extraordinary legal costs (including damages, settlements and attorneys’ fees), changes in GAAP treatment of revenue or expenses, discontinued operations, goodwill and other identified asset impairments, and expenses resulting from severance arrangements with terminated employees); (xviii) unit volume; (xix) net sales; (xx) balance sheet measurements; (xxi) selling, general and administrative expenses (including, without limitation, SG&A as a percentage of revenue or similar ratios); (xxii) revenue; (xxiii) the Company’s Stock price or its enterprise value; (xxiv) completion of acquisitions or business expansion; (xxv) operating income or (xxvi) any other objective or subjective performance measure.
Performance Criteria may be measured in absolute terms or as compared to the results of a peer group, other group of comparable companies selected by the Committee, or an index and may include or exclude, as applicable, the effects of the following events that occur during a performance period: (a) gains or losses on sales or dispositions, (b) asset write-downs, which may include without limitation goodwill and other identified intangible asset impairments, (c) changes in tax law or rate, including the impact on deferred tax liabilities, (d) the cumulative effect of changes in accounting principles or changes in accounting policies, including changes in GAAP treatment of revenue and expenses, (e) events of an “unusual nature” and/or of a type that indicate “infrequency of occurrence,” as defined in FASB Accounting Standards Update 2015-01, (f) acquisitions occurring after the start of a performance period, integration expenses related to acquisitions, or unbudgeted costs incurred related to future acquisitions, (g) operations discontinued, divested or restructured, including severance costs, (h) gains or losses on refinancing or extinguishment of debt, (i) foreign exchange gains and losses, (j) all or any portion of litigation expenses (including attorneys’ fees, court costs and other out-of-pocket expenses), amounts paid as damages, claim judgments, or settlements, (k) stock compensation expense, (l) expenses resulting from severance arrangements with terminated employees, (m) incentive awards recorded in the Company’s financial books and records, including annual and long-term incentive awards, (n) depreciation and amortization and (o) any other event or condition specified in such Award agreement.
“Plan” is defined in the introductory paragraph of this Section 1.
“Restricted Stock” is defined in Section 7(a).
“Restricted Stock Award” means any Award granted pursuant to Section 7.
“Restricted Stock Unit Award” means any Award granted pursuant to Section 8.
“Sale Agreement” is defined in Section 3(g)(i).
“Sale Event” means the consummation of any of the following:
(a)   the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or a “person” who, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;
(b)   the sale of all or substantially all of the business or assets of the Company; or
(c)   the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination:
(x)   a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or

116 | AMN Healthcare
(y)   the Company’s stockholders immediately prior to the Business Combination thereafter cease to beneficially own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation in substantially the same proportions as their ownership of the Company immediately prior to the Business Combination (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” shall mean the corporation resulting from a Business Combination, and “Parent Corporation” shall mean the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.
Notwithstanding anything to the contrary, for any Award subject to Section 409A, no Sale Event shall be deemed to have occurred for purposes of establishing a time of payment unless such event constitutes an event specified in Section 409A(a)(2)(A)(v) of the Code and the Treasury regulations promulgated thereunder, provided, that such qualification shall not apply for purposes of determining whether a grantee’s rights to the Award become vested or otherwise unconditional on the Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Company’s common stock, par value $.01 per share, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means any Award granted pursuant to Section 6.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
“Substitute Award” means any Award granted pursuant to Section 3(h).
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any Parent or subsidiary corporation within the meaning of Section 424(f) of the Code.
“Unrestricted Stock Award” means any Award granted pursuant to Section 9.
SECTION 2.   ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)   Committee.   The Plan shall be administered by either the Board or the Committee (the “Administrator”). The Board shall have discretion to determine whether or not it intends the Plan (and actions thereunder) to comply with the exemption requirements of Rule 16b-3 promulgated under the Exchange Act. However, if the Board intends to satisfy such exemption requirements, with respect to any grantee subject to Section 16 of the Exchange Act, the Committee, as applicable, shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors.
(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)   to select the individuals to whom Awards may from time to time be granted;
(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards and Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;
(iii)   to determine the number of shares of Stock to be covered by any Award;
(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;
(v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award, including in the event of death or disability;
(vi)   subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

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(c)   Delegation of Authority to Grant Awards.   The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the material terms and conditions of the Awards that are consistent with the terms of this Plan. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate that were consistent with the terms of the Plan.
(d)   Indemnification.   Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
SECTION 3.   STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)   Stock Issuable.   Subject to adjustment as provided in this Section 3, a total of 1,781,073 shares of Stock shall be authorized for Awards granted under the Plan less one (1) share for every one (1) share granted under the Company’s Previous Equity Plan after March 4, 2025. Subject to adjustment as provided in this Section 3, no more than 1,000,000 shares of Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. After stockholder approval of this Plan, no awards may be granted under the Company’s Previous Equity Plan.
(b)   Add-Back of Certain Shares.   If (i) any shares of Stock subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of shares of Stock, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Stock subject to such Award (including on payment in shares of Stock on exercise of a Stock Appreciation Right), such shares of Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares of Stock available for grant under the Plan or (ii) after March 4, 2025 any shares of Stock subject to an award under the Company’s Previous Equity Plan are forfeited, an award under the Company’s Previous Equity Plan expires or otherwise terminates without issuance of such shares of Stock, or an award under the Company’s Previous Equity Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the shares of Stock subject to such award (including on payment in shares of Stock on exercise of a stock appreciation right), then in each such case the shares of Stock subject to the Award or award under the Previous Equity Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares of Stock available for grant under the Plan on a one-for-one basis.
In the event that withholding tax liabilities arising from a Full-Value Award are satisfied by the tendering of shares of Stock (either actually or by attestation) or by the withholding of shares of Stock by the Company, then, in each such case, the shares of Stock so tendered or withheld shall be added to the shares of Stock available for grant under the Plan on a one-for-one basis. In the event that after March 4, 2025 withholding tax liabilities arising from a full-value award under the Previous Equity Plan are satisfied by the tendering of shares of Stock (either actually or by attestation) or by the withholding of shares of Stock by the Company, then in each such case the shares of Stock so tendered or withheld shall be added to the shares of Stock available for grant under the Plan on a one-for-one basis. A “Full Value Award” means an Award that is neither a Stock Option nor a Stock Appreciation Right.
(c)   No Recycling of Options or SARs.   Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added to the shares of Stock available for grant under the Plan: (i) shares tendered by the Participant or withheld by the Company in payment of the purchase price of a Stock Option or, after March 4, 2025, an option under the Previous Equity Plan, (ii) shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after March 4, 2025, options or stock appreciation rights under the Previous Equity Plan, (iii) shares subject to a Stock Appreciation Right or, after March 4, 2025, a share appreciation right under the Previous Equity Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after March 4, options under the Prior Plan.
(d)   Director Limits.   The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non- employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(e)   Character of Shares.   Any shares of Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

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(f)   Changes in Stock.   Subject to Section 3(g) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, extraordinary cash dividend or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or Subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the maximum number of shares of Stock that underlie Incentive Stock Options, (iii) the number and kind of shares or other securities subject to any then outstanding Awards, (iv) the repurchase price, if any, per share of Stock subject to each outstanding Restricted Stock Award, (v) the price for each share of Stock subject to any then outstanding Stock Options and Stock Appreciation Rights, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable, and (vi) and the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto). The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
The Administrator shall also adjust the number of shares of Stock subject to outstanding Awards and the exercise price and the terms of outstanding Awards in a proportionate manner to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other similar event to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute an adverse modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.
(g)   Sale Event.
(i)   If the Company is a party to a Sale Event, outstanding Awards shall be subject to the applicable agreement of merger, reorganization, or sale of assets (the “Sale Agreement”). Such agreement need not treat all Awards in an identical manner, and it will provide for one or more of the following with respect to each Award:
(A)   The continuation of the Award by the Company (if the Company is the surviving corporation).
(B)   The assumption of the Award by the surviving corporation or its parent and, with respect to an Award that is subject to Section 409A, in a manner that complies with Section 424(a) of the Code (whether or not the Award is an Incentive Stock Option).
(C)   The substitution by the surviving corporation or its parent of a new Award, and with respect to an Award that is subject to Section 409A, in a manner that complies with Section 424(a) of the Code (whether or not the Award is an Incentive Stock Option).
(D)   Full exercisability of an Option, full vesting of the shares of Stock subject to an Option and/or full vesting of all other Awards, followed by the cancellation of the Option or Award. The full exercisability of an Option, full vesting of the shares of Stock subject to the Option and/or full vesting of all other Awards may be contingent on the closing of such Sale Event. The grantee will be able to exercise an Option during a period of not less than fifteen (15) full business days preceding the effective date of such Sale Event, unless a shorter period is required to permit a timely closing of such Sale Event and such shorter period still offers the grantee a reasonable opportunity to exercise an Option. Any exercise of an Option during such period may be contingent on the closing of such Sale Event. Notwithstanding the foregoing, if an Award’s vesting or grant is based on the achievement of performance criteria then the Administrator may accelerate vesting or grant as to (1) the target number of shares of Stock that would be vested or awarded upon the achievement of such performance criteria, (2) the pro-rata amount (based on the number of days from the date of grant to the date of the Sale Event divided by the number of days in the applicable performance period) of the shares of Stock subject to the Award or grant of an Award, but only if the vesting or grant of the Award will not be determined based on actual results of the achievement of the performance criteria, (3) if set forth in the Award agreement, application of the performance criteria as of the date of the Sale Event or (iv) any other manner set forth in the applicable Award agreement.
(E)   A payment to the grantee equal to the excess of (1) the Fair Market Value of the shares of Stock subject to the Award as of the effective date of such merger or consolidation over (2) the exercise price or purchase price of shares of Stock, as the case may be, subject to the Award in connection with the cancellation of the Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. The successor corporation may provide substantially similar consideration to grantees as was provided to stockholders (after taking into account the existing provisions of the Awards). Subject to Section 409A, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or such shares of Stock would have vested. The amount of such payment initially will be calculated without regard to whether or not the Award is then

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exercisable or such shares of Stock are then vested. However, such payment may be subject to vesting based on the grantee’s continuing service as an employee, consultant or director. In addition, any escrow, holdback, earn-out or similar provisions in the agreement of merger or consolidation may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of shares of Stock. If the exercise price of the shares of Stock subject to an Option exceeds the Fair Market Value of such shares of Stock, then the Option may be cancelled without making a payment to the grantee. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.
(ii)   For the purposes of this subsection (g), the Award shall be considered assumed if, following the Sale Event, the Stock Option, Restricted Stock or other right confers the right to purchase or receive, for each share of Stock subject to the Award immediately prior to the Sale Event, the consideration (whether stock, cash, or other securities or property) received in the Sale Event by holders of Stock for each share of Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Sale Event is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Stock subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Stock in the Sale Event.
(iii)   The Company shall have the discretion to provide in each Award agreement other terms and conditions that relate to (A) vesting of the Award in the event of a Sale Event, and (B) assumption of such Awards or issuance of comparable securities or new incentives in the event of a Sale Event. The aforementioned terms and conditions may vary in each Award agreement, and may be different from and have precedence over the provisions set forth in this Section 3(g). The Company is not required to treat all Awards in an identical manner.
(h)   Substitute Awards.   The Administrator may grant “Substitute Awards” under the Plan in substitution for stock and stock-based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the Substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Substitute Awards shall not reduce the shares authorized for grant under the Plan or the applicable limitations for grant to a grantee under Section 3(d) or 10(d), nor shall shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above.
(i)   No Dividends Payable with Respect to Unvested Awards.   Notwithstanding anything herein to the contrary, with respect to any Award under this Plan, no dividends (or dividend equivalents) shall be payable with respect to any shares of Stock underlying an Award until such Award (or the applicable part of the Award) has vested. Notwithstanding the foregoing, a grantee shall have the right to the accrual of dividends (or dividend equivalents) on the unvested portion of an Award that may be payable (either in (A) cash, (B) like-kind property as that subject to the applicable dividend, if not cash, (C) the form of a dividend equivalent increase in the number of shares of Stock issuable upon vesting, or (D) a combination of the foregoing) upon the vesting of the Award (or subject portion thereof).
(j)   Minimum Vesting Requirements.   Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards granted in connection with a business acquisition, (ii) shares delivered in lieu of fully vested cash obligations, (iii) Awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Sale Event, in the terms of the Award agreement or otherwise.
SECTION 4.   ELIGIBILITY
Grantees under the Plan will be such officers and other employees, directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its discretion.
SECTION 5.   STOCK OPTIONS
(a)   Grant of Stock Options.   Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. The grant of a Stock Option Award is contingent on the grantee executing an Award agreement in respect thereof as soon as reasonably practicable and in no event later than 45 days after the date of grant. Subject to any limitations within the Plan, the terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

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Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)   Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than 100% of the Fair Market Value of the Stock if such Stock Option is a Substitute Award and is granted in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.
(c)   Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
Notwithstanding the foregoing, in the event that on the last business day of the term of a Stock Option (x) the exercise of the Stock Option is prohibited by applicable law or (y) shares of Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Administrator may provide that the term of the Stock Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Stock Option at the date the initial term would otherwise expire is above the Fair Market Value.
(d)   Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable after vesting at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares of Stock acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)   Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement or as approved by the Committee:
(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)   Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered shares of Stock shall have been owned by the optionee for at least six months;
(iii)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that if optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure;
(iv)   By reduction in the number of shares of Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to (1) the aggregate option exercise price at the time of exercise, plus (2) the amount necessary to cover any tax withholding in respect of the exercise; or
(v)   Any combination of the foregoing methods.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). If an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares of Stock attested to.

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(f)   Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company (or its Parent, if any, or any “subsidiary corporation” within the meaning of Section 424(f) of the Code) become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.   STOCK APPRECIATION RIGHTS
(a)   Nature of Stock Appreciation Rights.   Stock Appreciation Rights entitle the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Rights multiplied by the number of shares of Stock with respect to which the Stock Appreciation Rights shall have been exercised.
(b)   Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Stock Option.
A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.
(c)   Terms and Conditions of Stock Appreciation Rights.   The grant of a Stock Appreciation Right is contingent on the grantee executing an Award agreement in respect thereof as soon as reasonably practicable and in no event later than 45 days after the date of grant. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees, subject to any limitations within the Plan, including the following:
(i)   The exercise price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right is granted in tandem with a Stock Option), provided that, a Stock Appreciation Right may be granted with an exercise price lower than 100% of the Fair Market Value of the Stock if such Stock Appreciation Right is a Substitute Award and is granted in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.
(ii)   Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.
(iii)   Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.
(iv)   No Stock Appreciation Right shall be exercisable more than ten years after the date the Stock Appreciation Right was granted, provided that, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) shares of Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Administrator may provide that the term of the Stock Appreciation Right shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Stock Appreciation Right at the date the initial term would otherwise expire is above the Fair Market Value.
SECTION 7.   RESTRICTED STOCK AWARDS
(a)   Nature of Restricted Stock Awards.   A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be equal or greater than the Stock’s par value) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement as soon as reasonably practicable and in no event later than 45 days after the date of grant. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)   Rights as a Stockholder.   Upon execution of a written instrument setting forth the Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to the limitations set forth in Section 3(i) and such other conditions contained in the written instrument evidencing the Restricted Stock Award.
Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock is vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

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(c)   Restrictions.   Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)   Vesting of Restricted Stock.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre- established performance goals, objectives, and other conditions on which the non-transferability of the shares of Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives, and other conditions, the shares of Restricted Stock on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares of Restricted Stock shall be subject to the provisions of Section 7(c) above.
SECTION 8.   RESTRICTED STOCK UNIT AWARDS
(a)   Nature of Restricted Stock Unit Awards.   A Restricted Stock Unit Award is an Award of a right to receive an equivalent of one or more shares of Stock, which value may be paid to the grantee in cash, shares of Stock or a combination of both as set forth in the Restricted Stock Unit Award agreement and as the Committee determines in its sole discretion, and subject to restrictions and conditions as the Administrator may determine at the time of grant. Restricted stock units do not constitute a share of Stock nor do they represent any ownership interest in the Company. Notwithstanding the foregoing, any settlement of a Restricted Stock Unit Award resulting in a fractional share of Stock shall settle such fractional share of Stock in cash. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Unit Award is contingent on the grantee executing a Restricted Stock Unit Award agreement as soon as reasonably practicable and in no event later than 45 days after the date of grant. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)   Election to Receive Restricted Stock Unit Awards in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Restricted Stock Unit Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any such deferred compensation shall be converted to a fixed number of restricted stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee but for the deferral.
(c)   Rights as a Stockholder.   During the deferral period, a grantee shall have no rights as a stockholder.
(d)   Termination.   Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all restricted stock units under a Restricted Stock Unit Award that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.   UNRESTRICTED STOCK AWARDS
The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.   RESERVED
SECTION 11.   TRANSFERABILITY OF AWARDS
(a)   Transferability.   Except as provided in Section 11(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.

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No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)   Committee Action.   Notwithstanding Section 11(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) without monetary consideration to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award agreement.
(c)   Family Member.   For purposes of Section 11(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)   Designation of Beneficiary.   Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 12.   TAX WITHHOLDING
(a)   Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)   Payment in Stock.   Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied (or up to the maximum required tax withholding obligation satisfied if permitted by the Administrator in its sole discretion), in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided that if a grantee makes no such election, then the grantee is deemed to authorize the Company to withhold shares of Stock as provided under subsection (i) of this Section 12(b) in the amount of the minimum required tax withholding obligation.
SECTION 13.   ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A
If any Stock Option or Stock Appreciation Right under the Plan is unintentionally granted with an exercise price of less than 100 percent of the Fair Market Value of the Stock on the date of grant, or such grant is materially modified and deemed a new grant at a time when the Fair Market Value of the Stock exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.
(a)   Exercise and Distribution.    Except as provided in Section 13(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:
(i)   Specified Time.   A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.
(ii)   Separation from Service.   Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “specified employee” (as defined in Section 409A(a)(2)(B)(1) of the Code and regulations promulgated thereunder), exercise or distribution under this Section 13(a)(ii) may not be made before the date that is six months after the date of separation from service.
(iii)   Death.   The date of death of the 409A Award grantee.
(iv)   Disability.   The date the 409A Award grantee becomes Disabled (within the meaning of Section 13(c)(ii) hereof).

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(v)   Unforeseeable Emergency.   The occurrence of an Unforeseeable Emergency (within the meaning of Section 13(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).
(vi)   Change in Control Event.   The occurrence of a Change in Control Event (within the meaning of Section 13(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event; provided that the rules related to a Plan termination upon a Change in Control Event shall also apply.
(b)   No Acceleration.   The payment, settlement or disposition of a 409A Award may not be accelerated prior to the time specified in Section 13(a) hereof, except in the case of one of the following events:
(i)   Domestic Relations Order.   The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).
(ii)   Conflicts of Interest.   The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).
(iii)   Change in Control Event.   The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.
(c)   Definitions.   Solely for purposes of this Section 13 and not for other purposes of the Plan, the following terms shall be defined as set forth below:
(i)   “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(i)(5) of the regulations promulgated under Section 409A).
(ii)   “Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries, or (iii) is determined to be totally disabled by the Social Security Administration.
(iii)   “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.
(d)   Interpretation of Plan to Comply with Section 409A.   The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the grantee’s termination of service shall instead be paid on the first payroll date after the six-month anniversary of the grantee’s separation from service (or his or her death, if earlier). Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any grantee under Section 409A of the Code and neither the Company nor the Administrator will have any liability to any grantee for such tax or penalty.
SECTION 14.   TRANSFER, LEAVE OF ABSENCE, ETC.
For purposes of the Plan, the following events shall not be deemed a termination of employment:
(a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;
(b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing, or

2026 Notice of Annual Meeting & Proxy Statement | 125
(c)   any other transfer that the Committee in its sole discretion determines is not a termination of employment.
Subject to Section 14(b) and (c) above, if the employee’s employer ceases to be the Company or a Subsidiary, the employee shall be deemed to have terminated employment for purposes of the Plan.
SECTION 15.   AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but, unless otherwise required by law, no such action shall adversely affect in any material respect rights under any outstanding Award without the grantee’s consent. Except in connection with a Sale Event involving the Company or a change in Stock (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) as provided in Section 3(f) or 3(g), unless there is stockholder approval, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights, and outstanding Options or Stock Appreciation Rights that are underwater (i.e., the exercise price per share exceeds the Fair Market Value per share) may not be cancelled in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan (except pursuant to Section 3(f) of the Plan), (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall not be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders or to approval of any grantee of such Incentive Stock Options. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(g).
SECTION 16.   STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 17.   GENERAL PROVISIONS
(a)   No Distribution; Compliance with Legal Requirements.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
(b)   Delivery of Stock.   Upon exercise of a right granted under this Plan, the Company shall issue the applicable shares of Stock or pay any amounts due within a reasonable period of time thereafter.
(c)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(d)   Incorporation of Company Policy Restrictions.   Option exercises and grant or settlement of Awards under the Plan shall be subject to the following: (i) the Company’s insider trading policy and procedures, as in effect from time to time, (ii) the policies that the Company adopts prior to or after the grant of any Award under this Plan, including in connection with applicable Federal, state or local law, government regulations or stock exchange listing requirements, such as the Sarbanes-Oxley Act or the Dodd-Frank Act. The action permitted to be taken under this Section 17(d) is in addition to, and not in lieu of, any and all other rights of the Administrator or the Company under applicable law and shall apply notwithstanding anything to the contrary in the Plan.
(e)   Clawback; Forfeiture Events.   The Committee may specify in an Award agreement that the grantee’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non- solicitation, confidentiality, or other restrictive covenants that are contained in the Award agreement or otherwise applicable to the grantee, or other conduct by the grantee that is detrimental to the business or reputation of the Company or its affiliates. Awards may also be subject to recovery under any law, government regulation, stock exchange listing requirement or Company policy adopted pursuant to such laws, including without limitation, the federal securities laws.

126 | AMN Healthcare
(f)   No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated. In the case of an exercise of Stock Appreciation Rights, the Company shall aggregate all Stock Appreciation Rights exercised simultaneously by the grantee in determining any fractional share of Stock that would remain.
(g)   Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that grantees subject to Section 16 of the Exchange Act will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability thereunder. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17(g), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict unless the Administrator expressly deems otherwise.
(h)   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award agreements.
SECTION 18.   EFFECTIVE DATE OF PLAN
This Plan shall become effective on the date of approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the effective date of this Plan.
SECTION 19.   GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.
DATE AMN HEALTHCARE 2025 EQUITY PLAN APPROVED BY BOARD OF DIRECTORS: March 13, 2025

ABOUT AMN HEALTHCARE
AMN Healthcare is the leader and innovator in total talent solutions for healthcare, bringing together the people, processes and technology to deliver better care. Through a steadfast partnership approach, we solve the most pressing workforce challenges to enable better clinical outcomes and access to care. In 2025 our healthcare professionals reached patients at more than 2,300 healthcare systems, including 93 percent of the top healthcare systems nationwide. We provide a comprehensive network of quality healthcare professionals and deliver a fully integrated and customizable suite of workforce technologies.
FORWARD-LOOKING STATEMENTS
This Proxy includes estimates, projections, statements related to our business plans, objectives, initiatives, strategies, practices, and expected operating Statement results that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, among others, statements regarding the anticipated needs of our clients and healthcare providers, anticipated demand for our diversified solutions, our competitive stance and ability to advance in our industry, the momentum and expansion of our platforms, our ability to strengthen our portfolio, or drive operational improvements, our ability to improve clinician engagement and deliver cost-effective, high-quality total talent solutions, our ability to gain market share, improve operational efficiency, and the results of our technology investments, the healthcare regulatory environment and labor market, capital allocation priorities and technology investments, the performance of our company and our clients, our ability to attract and retain quality healthcare professionals and corporate team members, anticipated growth, acquisition and divestitures and their results on future operations, future economic conditions and performance, plans, objectives and strategies for future operations and growth, performance goals, actions related to our 2026 compensation, including expected or future equity usage, burn rate or shares outstanding and expected use and enforcement of our compensation decisions and other characterizations of future events or circumstances. The Company based these forward-looking statements on its current expectations, estimates, and projections about future events and the industry in which it operates using information currently available to it. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” “estimates,” variations of such words and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Factors that could cause actual results to differ from those implied by the forward-looking statements contained in the shareholder letter are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its other periodic reports as well as the Company’s current and other reports filed from time to time with the Securities and Exchange Commission. Be advised that developments subsequent to the shareholder letter are likely to cause these statements to become outdated with the passage of time. The Company makes available additional information regarding the non-GAAP financial measures on the Company’s website at https://ir.amnhealthcare.com/static-files/843b23d2-677e-49e4-acfe-fdfbb7cb6adb.
This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

Our Mission

To empower the future of care by serving as the trusted, innovative workforce partner to healthcare organizations and professionals nationwide.

Our Vision

To be healthcare's preferred total talent workforce partner, providing the people and technology platform to help build a sustainable and adaptable workforce across all models, connecting more clinicians to care.

Our Values

Our six core values drive our culture and our strength as a company.

- Customer Focus
- Respect
- Trust
- Continuous Improvement
- Passion
- Innovation

Awards

Modern Healthcare 2025 Largest Executive Search Firms

Modern Healthcare Innovators Awards Organizations 2025

Modern Healthcare 2025 Best in Business

Corporate ESG Performance Prime Rated by ISS ESG

SIA Staffing Industry Analysts 2025 Staffing 100 North America

SIA Staffing Industry Analysts 2025 Global Power 150 Women in Staffing

Top Places to Work in Healthcare Becker's Healthcare

Governance QualityScore 1 Highest ranked by ISS ESG

AMN Healthcare®
EMPOWERING THE FUTURE OF CARE

AMNHealthcare.com
NYSE: AMN
1.866.871.8519

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V84118-P46474

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AMN HEALTHCARE SERVICES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jorge A. Caballero	☐	☐	☐
1b. Mark G. Foletta	☐	☐	☐
1c. Teri G. Fontenot	☐	☐	☐
1d. Cary S. Grace	☐	☐	☐
1e. James H. Hinton	☐	☐	☐
1f. Celia P. Huber	☐	☐	☐
1g. Daphne E. Jones	☐	☐	☐
1h. Eric P. Palmer	☐	☐	☐
1i. Sylvia D. Trent-Adams	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	**For**	**Against**	**Abstain**
2. To approve, by non-binding advisory vote, the compensation paid to our named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve Amendment No. 1 to the AMN Healthcare 2025 Equity Plan.	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposal 5:	**For**	**Against**	**Abstain**
5. A shareholder proposal entitled: "Independent Board Chairman."	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE AMN HEALTHCARE SERVICES, INC. 2999 OLYMPUS BLVD., SUITE 500DALLAS, TEXAS 75019 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 30, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AMN2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 30, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V84118-P46474 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V84119-P46474 AMN HEALTHCARE SERVICES, INC. Annual Meeting of Shareholders May 1, 2026 at 8:30 a.m. (Central Time) This proxy is solicited by the Board of Directors The undersigned, revoking all previous proxies, hereby appoints Teri G. Fontenot, Daphne E. Jones and Mark G. Foletta, or any of them, as attorneys and proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of AMN HEALTHCARE SERVICES, INC. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually (www.virtualshareholdermeeting.com/AMN2026) at 8:30 a.m. Central Time on May 1, 2026 or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Continued and to be signed on reverse side